UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

AMAZON.COM, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2025
Annual Meeting
of Shareholders
& Proxy Statement
9:00 a.m., Pacific Time
Wednesday, May 21, 2025
Virtual Meeting Site: www.virtualshareholdermeeting.com/AMZN2025

PROXY OVERVIEW
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 21, 2025
Meeting Agenda
Thank you for being an Amazon shareholder. No matter how large or small your holdings may be, your vote is important to us, and we encourage you to vote your shares in accordance with the Board’s recommendations. The information here is only an overview, and you can learn more before you vote by reading our Proxy Statement and Annual Report.
Voting Items	Board’s Voting Recommendation	More Information Beginning on Page
1. Election of 12 directors	FOR (each nominee)	2
2. Ratification of Ernst & Young as independent auditors	FOR	26
3. Advisory vote to approve executive compensation	FOR	29
4-11. Shareholder proposals	AGAINST (each proposal)	31
To express our appreciation for your participation, Amazon will make a $1 charitable donation to Feeding America on behalf of every shareholder account that votes.

Shareholder Engagement (Since Beginning of 2024)
Engaged 70 of our 100 largest unaffiliated shareholders	Independent Director Participation shareholders owning more than 25% of our stock

Board of Directors

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We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

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Our Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors.

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The Board actively oversees our sustainability and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

Corporate Governance Highlights

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We have a single class of common stock with equal voting rights, such that one share equals one vote.

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We have a declassified board, meaning all of our directors are elected annually.

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We have a majority voting standard for the election of directors whenever the number of nominees does not exceed the number of directors to be elected.

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We have a lead independent director appointed by the independent directors to promote independent leadership of the Board.

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We have robust stock ownership guidelines for our directors.

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We engage year-round with our shareholders and other stakeholders, and our lead director and other independent directors periodically meet with our large and long-term shareholders.

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Our Board has significant interaction with and access to senior management and other employees.

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Our Board and the Leadership Development and Compensation Committee annually review executive succession planning.

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Our Board and individual directors conduct annual peer performance evaluations.

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We prohibit hedging, speculative, and derivative security transactions by directors, executive officers, and other senior employees.

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Shareholders owning at least 25% of our outstanding shares have the right to call a special meeting of the shareholders.

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Shareholders have a proxy access right on market-standard terms.

Executive Compensation Overview

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Our executive compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly and directly align our executives’ compensation with the returns we deliver to shareholders. These awards focus executives on the true long-term success of our business, not on isolated one-, two-, or three-year goals that can encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines.

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At our 2024 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, demonstrating a broad and increasing level of support for our compensation practices.

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The Committee did not grant any equity awards to our CEO during 2024 and has not granted him an award since 2021. Our Compensation Discussion and Analysis addresses the considerations for our 2024 equity awards to our other named executives as well as other matters with respect to our named executives’ compensation.

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Over the past several years, directors serving on the Leadership Development and Compensation Committee and our Lead Independent Director, with the support of our ESG Engagement and Investor Relations teams, have actively engaged with, and were responsive to, our shareholders regarding our executive compensation program.

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Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

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attract and retain incredibly talented people who have guided our business through countless challenges;

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develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

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make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

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drive strong long-term returns to our shareholders.

Shareholder Proposals and Vote Recommendations
Proposal:	Board of Directors Recommendation:	Page Reference:

4
Shareholder Proposal Requesting a Mandatory Policy Separating the Roles of CEO and Chair of the Board

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Our governance guidelines and processes enable the Board to determine the optimal leadership structure for Amazon in light of our specific circumstances at any given time.

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The proposal’s prescriptive approach, requiring a mandatory policy separating the CEO and Board Chair roles regardless of the circumstances, would simply limit the Board’s ability in the future to tailor our leadership structure to align with the best interests of the Company and its shareholders.

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Our governance guidelines and processes reinforce our directors’ fiduciary duty under Delaware law to act in the best interests of the Company and its shareholders, including when making decisions regarding Board leadership.

	AGAINST	33

Proposal:	Board of Directors Recommendation:	Page Reference:

5
Shareholder Proposal Requesting a Report on Advertising Risks

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Our goal in designing our advertising policies is for our customers to experience relevant and useful ads that help them find products and services that appeal to them. Similarly, when we purchase ads from third parties to market our own products and services, we seek to most effectively reach customers wherever they may shop or are otherwise engaged. These policies and practices are not intended to promote or demote particular political or religious viewpoints.

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We have risk management processes to protect against risks to the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

	AGAINST	35

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Shareholder Proposal Requesting Alternative Emissions Reporting

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We annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint.

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We follow guidance from the GHG Protocol’s Corporate Accounting and Reporting Standard (the “GHG Protocol Corporate Standard”) in calculating our greenhouse gas emissions (including Scope 3 emissions). Our reported emissions are verified against the GHG Protocol Corporate Standard by independent third parties.

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Consistent with the GHG Protocol Corporate Standard, we focus on accounting for and reporting those activities that are relevant to our business and goals, and for which we are able to obtain reliable information.

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We believe our approach to reporting our GHG emissions provides useful and reliable information, while the approach requested by the proposal of including emissions generated by the third-party manufacturing of all the products we sell would result in double-counting of emissions across companies.

	AGAINST	37

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Shareholder Proposal Requesting Additional Reporting on Impact of Data Centers on Climate Commitments

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We remain focused on meeting our climate goals, and we already provide regular, public updates on our progress, initiatives, and work to meet our goals, including our efforts to reduce the carbon footprint of artificial intelligence (“AI”) workloads and to make our new data centers more sustainable. Our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.

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In 2023, we reduced our absolute carbon emissions by 3%. In addition, our carbon intensity decreased for the fifth consecutive year, down 13% from 2022 to 2023, demonstrating how we are working to decouple emissions growth from business growth.

	AGAINST	40

Proposal:	Board of Directors Recommendation:	Page Reference:

8
Shareholder Proposal Requesting an Assessment of Board Structure for Oversight of AI

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We are committed to, and are a leader in, the responsible development and use of AI and machine learning, including technologies like foundation models and generative AI.

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Our Board has the proper composition to effectively oversee human rights risks associated with AI and, together with the Board committees, already provides active, informed, and appropriate oversight of human rights and other risks associated with AI.

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Shareholders already have spoken on this topic as the focus of this proposal—Board oversight of AI-associated risks—is substantially the same as the proposal submitted last year by this proponent, which received less than 10% support.

	AGAINST	43

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Shareholder Proposal Requesting a Report on Packaging Materials

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We already publicly report on the amount of single-use plastic, including flexible plastic, being used across our global operations network to ship orders to customers.

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We have continued to take steps to reduce single-use plastics in our outbound packaging. Our average plastic packaging weight per shipment decreased by 9% in 2023 across our global operations network, building on the over 17% reduction achieved in 2022. Since 2020, we have avoided the use of 80,500 metric tons of plastic packaging globally. In addition, in December 2023, two-thirds of our shipments in North America included Amazon-added plastic delivery packaging and, by December 2024, we reduced this to one-third.

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As of October 2024, we removed all plastic air pillows from our delivery packaging used at our global fulfillment centers, our biggest reduction in plastic packaging in North America to date. As part of this transition, we were able to quickly expand our use of paper filler made from 100% recycled content across North America.

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We have innovated and invested in technologies, processes, and materials that since 2015 have helped reduce the weight of the packaging per shipment by 43% on average and avoided more than 3 million metric tons of packaging material. In 2023, we shipped 12% of our orders globally without any additional Amazon packaging.

	AGAINST	48

Proposal:	Board of Directors Recommendation:	Page Reference:

10
Shareholder Proposal Requesting a Report on Warehouse Working Conditions

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The audit requested by this proposal would be duplicative because we have already publicly disclosed our workforce incident rates compared with industry data and we are already subject to extensive regulatory oversight and review.

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From 2019 to 2024, our worldwide recordable incident rate improved by 34% and our worldwide lost time incident rate improved by 65%. From 2023 to 2024, our worldwide recordable incident rate improved by 6% and our worldwide lost time incident rate improved by 13%.

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The proposal continues to rely on false, misinformed, and misleading claims about our injury rates made by outside groups with ulterior motives and, in contrast to what this proposal suggests, we do not require employees to meet specific, fixed productivity quotas.

	AGAINST	52

11
Shareholder Proposal Requesting a Report on Data Usage Oversight in AI Offerings

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We are committed to, and are a leader in, the responsible development and use of AI. We adhere to industry best practices around data collection and design our products with the goal of respecting privacy rights. One of the core dimensions of our commitment to responsible AI is privacy and security, which means that data and models should be appropriately obtained, used, and protected.

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Our Board has the proper composition to effectively oversee risks associated with AI and, together with the Board committees, provides active, informed, and appropriate oversight of data usage and other risks associated with AI and machine learning.

	AGAINST	56

Global Impact Highlights
Our Customers
We obsess over how to make customers’ lives better and easier every day with new and improved products and services. This is true for consumers, sellers, brands, developers, enterprises, and creators. More than 60% of sales in our store come from independent sellers—most of which are small and medium-sized businesses.
We deliver low prices, vast selection, and convenience. In the last year, we:
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Held record-breaking shopping events to help customers save. Our Black Friday Week and Cyber Monday deal event was the largest ever for independent sellers in our store, and Prime Big Deal Days helped Prime members save more than $1 billion.
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Delivered to Prime members at the fastest speeds ever globally, with more than 9 billion items arriving the same or next day and saving U.S. members on average over $500 on fast, free delivery—nearly four times the cost of an annual membership fee.
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Launched our Amazon Stores business in South Africa, bringing our total online stores globally to 22.
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Introduced Amazon Haul, a new shopping experience in our U.S. shopping app and mobile site with ultra-low prices.
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Launched new and enhanced devices and services, with new Kindles driving a 30% year-over-year increase in devices sold.

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Launched first-ever fuel savings offer for Prime, saving U.S. members 10 cents per gallon on gas at approximately 7,000 bp, Amoco, and ampm locations.

We introduced AI-powered features to invent new consumer and seller experiences, such as:
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Rufus, a generative AI expert shopping assistant, available to customers in Canada, France, Germany, India, Italy, Japan, Spain, the UK, and the U.S.

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AI Shopping Guides to simplify product research by using generative AI to pair information about a product category with our wide selection, making it easier for customers to find the right product for their needs.

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Video generation and live image capabilities for advertisers that make it fast and easy for brands to deliver compelling creative for customers.

We launched new generative AI tools and services for AWS customers. In the last year, we:
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Announced Amazon Nova, our own family of foundation models that compare favorably in intelligence against the leading models in the world, but offer lower latency, lower price, and integration with key Amazon Bedrock features like fine-tuning, model distillation, knowledge bases, and agentic capabilities.

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Launched new AI innovations, including Amazon Q, the most capable generative AI-powered assistant for accelerating software development and leveraging companies’ internal data, plus new Amazon SageMaker and Amazon Bedrock capabilities and models from Anthropic, DeepSeek, Luma AI, Meta, Mistral AI, and others.

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Launched the general availability of Trainium2, our highest performing instances for deep learning and generative AI. EC2 Trn2 instances, powered by Trainium2 AI chips, offer 30-40% better price-performance than current generations of GPU-based instances.

We expanded AWS infrastructure with new AWS Regions in Malaysia, Mexico, and Thailand, and multi-billion-dollar U.S. investments in Georgia, Indiana, Mississippi, and Ohio. AWS now has 114 Availability Zones across 36 geographic regions.
We create and offer world-class entertainment through Amazon Originals and Prime Video, including:
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Live NFL games in the U.S., such as weekly Thursday Night Football, Black Friday Football, and our first-ever Wild Card playoff game.

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Expansive global streaming of NBA games for 11 seasons, starting this year.

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Apple TV+ in Prime Video’s collection of over 100 add-on subscription channels in the U.S.

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119 films and series from Amazon MGM Studios, including Mr. & Mrs. Smith, Road House, Fallout, The Idea of You, The Lord of the Rings: The Rings of Power Season Two, Red One, Nickel Boys, Beast Games, You’re Cordially Invited, and Reacher.

We continue to invent and invest in new areas that we believe customers will love, such as:
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Project Kuiper, our low Earth orbit satellite broadband network, which continued to scale satellite testing and production ahead of the start of a full-scale deployment this year.

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More convenient access to medications for U.S. Amazon Pharmacy customers, including same-day delivery in greater Los Angeles and New York City, and an expanded RxPass subscription savings program for Prime Members that enables affordable access to common medications for Medicare beneficiaries.

Our Employees and Partners
In addition to our focus on customers, we strive to make every day better for our employees and partners. We’ve created more U.S. jobs in the last decade than any other company—in the last five years alone, we’ve added more than 900,000 jobs.
We continue to invest in competitive pay and benefits for our people around the world, including:
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Our largest-ever annual investment in U.S. hourly employee wages—more than $2.2 billion across our network in 2024—bringing the average hourly pay for frontline operations employees to over $22 per hour and average total compensation to more than $29 per hour with the value of elected benefits.

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An increase of at least 9.8% in wages for tens of thousands of UK hourly employees—bringing the minimum hourly pay for frontline operations employees to between £13.50 and £14.50, depending on location.

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Since 2012, over 250,000 employees have participated in Career Choice, our program that empowers employees to advance their careers through advanced education, industry certifications, and new skill development.

Our goal is to become the benchmark of safety excellence across all industries in which we operate, and we continue to make meaningful, measurable progress.
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Since 2019, we’ve invested more than $2 billion toward safety efforts, including new technologies and programs, and in 2025 alone, we’re allocating hundreds of millions of dollars to further our progress.
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We support our Delivery Service Partner program with safety programs, training, incentives, and more through an investment of  $2.1 billion in North America and 25 billion yen in Japan.
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In 2024, we conducted 7.8 million inspections globally—a 24% increase from the 6.3 million conducted in 2023.
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We are using new robotics technology in our fulfillment centers, like Proteus—one of our newest and most advanced robots—that can move carts of orders around the floor alongside employees.
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We have announced plans to open robotics fulfillment centers in Japan and Spain, which will use advanced technology to improve operational safety, employee experience, and customer delivery.

Our worldwide Recordable Incident Rate (RIR) improved 34% over the past five years and over 6% year over year. Our worldwide Lost Time Incident Rate (LTIR) improved 65% over the past five years and 13% year over year.
We continue to support our broad and diverse groups of employees, customers, and communities around the world. Some of the steps we’ve taken include:
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Hiring more than 100,000 U.S. military veterans and spouses after exceeding our pledge to hire 25,000 by 2021.

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Providing a Flexible Scheduling program for eligible frontline operations employees to decide when and how much to work by choosing their shift schedules.

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Offering an online assessment to help more than 3.5 million candidates identify the best position for them at Amazon, which aims to improve fairness in the hiring process.

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Providing training and support for nearly 16,500 Ukrainians globally through our AWS program ITSkills4U, which helps expand job opportunities in non-IT roles, switching to IT, or advancing an IT career.

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Collaborating to build technology that lets people with hearing loss stream sound—for the first time—from their Amazon Fire TV directly to their cochlear hearing implants via the opensource Audio Streaming for Hearing Aids protocol.

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Supporting globally diverse employee-led groups, inclusion ambassadors, and other efforts to build community and promote an inclusive culture.

Learn more at aboutamazon.com/workplace.

Our Planet
We combine data and science with passion and invention to address some of the world’s biggest environmental challenges.
The Climate Pledge is our goal to reach net-zero carbon emissions by 2040. It brings more than 550 signatories from more than 55 industries and more than 45 countries together to accelerate joint action. We also invest to support the advancement of sustainability-focused technologies and services through The Climate Pledge Fund, a $2 billion venture investment program. Examples of investment recipients include:
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Glacier, a California-based company, which uses AI-powered robots to automate the sorting of recyclables and collect real-time data on recycling streams for recycling companies and consumer brands.

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Molg, a Virginia-based company, which enables circular manufacturing with robotics and design to help tackle the growing e-waste problem.

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Paebbl, Nordic-Dutch company, which turns CO2 into carbon-storing building materials, transforming the built environment into a permanent carbon sink.

We’re investing in carbon-free energy to help power our operations.
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We were named the world’s largest corporate purchaser of renewable energy by Bloomberg NEF for the fifth straight year, with more than 600 wind and solar projects globally capable of powering the equivalent of an estimated 8.3 million U.S. homes.

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We invested in 11 solar and battery storage agreements to accelerate battery storage capabilities.

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We signed four nuclear energy agreements, including enabling the construction of several new Small Modular Reactors, to help power our operations and bring new sources of energy to the grid.

We deliver products in packaging that protects items while minimizing waste.
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We removed plastic air pillows from all delivery packaging at fulfillment centers globally, using paper filler made from 100% recycled content instead.

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We continue to invent new paper-based packaging for our products, like a paper-padded envelope with a shock-absorbent, 100% paper-based lining that’s rolling out to customers in Europe.

We continue to expand the use of zero-emission vehicles.
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Our electric vans from Rivian delivered more than 1 billion packages to U.S. customers in 2024.
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We’ve installed over 24,000 chargers at more than 150 delivery stations across the U.S.
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We rolled out nearly 50 heavy-duty electric trucks in the western U.S. to haul cargo containers and customer packages with zero tailpipe emissions.
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We placed our largest-ever order of electric heavy goods vehicles—more than 200 trucks will hit the road in the UK and Germany starting this year. They are expected to transport more than 350 million packages every year.
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We started piloting a new model of e-cargo delivery bike that can carry up to 120 packages per trip.
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We have over 10,000 electric vehicles delivering packages to consumers in India.

We continue our commitment to operate our AWS business sustainably.
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We’re optimizing our water use and investing in freshwater replenishment projects with the aim to return more water to communities than we use in our operations by 2030.

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Our Amazon re:Cycle Reverse Logistics hubs are diverting more than 99% of all AWS securely decommissioned hardware from landfills for reuse in AWS operations, sales in the secondary market for reuse, or recycling.

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We introduced new data center components that simplify the electrical and mechanical design of our data centers.

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We use updated cooling systems, lower-carbon concrete and steel, and backup generators running on renewable diesel to support AI innovation with greater energy efficiency.

Learn more at sustainability.aboutamazon.com.

Our Communities
We use our scale and skills to drive positive change, from investing in local infrastructure, to boosting affordable housing and fighting hunger, to strengthening education and responding to disasters. We’re not just doing business—we’re building stronger communities.
Our investments have contributed over $1 trillion to the U.S. economy since 2010, and we support almost 5 million jobs across the country.
We invest in programs that empower children and higher education students, and help adult learners unlock their potential. Some examples include:
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Since 2019, we’ve provided free skills training opportunities to more than 350,000 U.S. employees, helping them learn critical skills to move into in-demand, higher-paying roles.

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In 2024, we awarded 400 Amazon Future Engineer scholarships, providing up to $16 million for students to put toward an undergraduate degree in engineering, computer science, or related field.

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Our AWS free cloud computing skills training has reached over 31 million learners across 200 countries and territories since 2020.

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Our AI Ready initiative has trained two million learners globally with free AI skills since it began in 2023.

We collaborate with our local communities to address their unique needs, from infrastructure to talent attraction and workforce development programs. Some of our investments in local communities include:
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Amazon Housing Equity fund, our $3.6 billion commitment to help create and preserve more than 35,000 affordable homes through low-rate loans and grants.

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AWS Health Equity Initiative, which provides free cloud credits and technical expertise to help organizations advance global health through $60 million of support from AWS since 2021.

Our disaster relief program leverages our technology and global logistics network to provide fast, effective aid for communities around the world impacted by natural disasters. In the last three years, we established 15 Disaster Relief Hubs in disaster-prone areas so we can respond quickly with ready-to-go relief supplies, including new hubs in Mexico and Rheinberg, Germany. Since 2017, we have used our global inventory, logistics infrastructure, and cloud technology to respond to more than 185 natural disasters and donate more than 25 million relief items globally. In the past year, we activated our disaster relief hubs to support disaster relief around the world, including:
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California wildfire relief, with over 500,000 essential items and resources, AWS cloud technology to help emergency responders, and $10 million in donations.
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Hurricane relief from our hub in Atlanta, Georgia, with donated goods, logistics support, and technology for communities devasted by Hurricanes Helene and Milton.
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Fighting wildfires with nonprofits in Chile and Columbia using AWS technology, which enables monitoring active fires, spotting new fires, and evaluating how best to help evacuated residents return to their homes.
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Severe storm recovery in Czechia, Poland, and Slovakia with more than 16,000 donated items, including blankets, sleeping bags, cots, hygiene kits, flashlights, and power banks.
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Flooding relief in southern Spain with donation and delivery of more than 265,000 essential items.

Learn more at aboutamazon.com/impact/community and read our Community Impact Report at
aboutamazon.com/community-impact-report.

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
Date and Time	Virtual Meeting Site
Wednesday, May 21, 2025 9:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/AMZN2025
Items of Business:	Our Board of Directors Recommends You Vote:
• To elect the twelve directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified	FOR the election of each director nominee

• To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2025	FOR the ratification of the appointment

• To conduct an advisory vote to approve our executive compensation	FOR approval, on an advisory basis

• To consider and act upon the shareholder proposals described in the Proxy Statement, if properly presented at the Annual Meeting	AGAINST each of the shareholder proposals

• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof

The Board of Directors has fixed March 27, 2025 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors
Mark F. Hoffman
Secretary
Seattle, Washington
April 10, 2025
Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 21, 2025. The Proxy Statement and our 2024 Annual Report are available at www.proxyvote.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental, social, and other sustainability plans, initiatives, projections, goals, commitments, expectations, or prospects, are forward-looking. We use words such as anticipates, believes, commits, expects, future, goal, intends, plans, projects, seeks, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results or outcomes could differ materially due to a variety of factors. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2024 Annual Report on Form 10-K and our 2023 Amazon Sustainability Report. Any standards of measurement and performance made in reference to our environmental, social, and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Inclusion of environmental, social, or other sustainability information is not an indication that the subject or information is material to our business, strategy, outlook, operating results, or financial condition or material as it relates to our impact on other parties or sustainability matters. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

AMAZON.COM, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 21, 2025
The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (“Amazon” or the “Company”) for the Annual Meeting of Shareholders to be held virtually, via the Internet, at 9:00 a.m., Pacific Time, on Wednesday, May 21, 2025, and any adjournment or postponement thereof. For more information about the Annual Meeting, including how to attend and vote your shares, please see “Annual Meeting Information” on page 84.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 10, 2025.

2025 Proxy Statement       1

ITEM 1— ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at twelve. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposed that the following twelve nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Jeffrey P. Bezos • Andrew R. Jassy • Keith B. Alexander • Edith W. Cooper • Jamie S. Gorelick • Daniel P. Huttenlocher	• Andrew Y. Ng • Indra K. Nooyi • Jonathan J. Rubinstein • Brad D. Smith • Patricia Q. Stonesifer • Wendell P. Weeks
Each of the nominees is currently a director of Amazon.com, Inc. and has been elected to hold office until the 2025 Annual Meeting or until his or her successor has been elected and qualified. The nominees were most recently elected at the 2024 Annual Meeting. Biographical and related information on each nominee is set forth below.
The Board expects that the twelve nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
Why We Recommend You Support This Proposal

•
We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

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Our Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors.

•
The Board actively oversees our sustainability and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee take into account the qualities they seek for directors, and the directors’ individual qualifications, skills, expertise, and background in the context of the Company’s operations, so that collectively the Board operates as a diverse, engaged, and effective body to oversee and direct the Company’s management, operations, and strategy. Each of our director candidates possesses many skills and qualifications that enable them to effectively and productively contribute to the Board’s oversight of Amazon, and key aspects of their skills, qualifications, expertise, and background are discussed below in each biography and under “Board Composition.” When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board, the Board’s current composition and succession planning, and the Company’s evolving business needs.
Biographical Information

Jeffrey P. Bezos
Founder and Executive Chair of
Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Bezos’s individual qualifications and skills as a director include his customer-focused point of view, his willingness to encourage invention, his long-term perspective, and his ongoing contributions as founder and Executive Chair.
Background
Mr. Bezos has been Chair of the Board since founding the Company in 1994. Prior to becoming Executive Chair in July 2021, he served as Chief Executive Officer from May 1996 to July 2021 and as President from founding until June 1999 and again from October 2000 to July 2021.
Other Experience and Qualifications
•
Executive Chair of the Bezos Earth Fund, which he founded with a commitment of $10 billion to be disbursed as grants within the current decade to fight climate change and protect nature

•
Founded the Bezos Day One Fund, a $2 billion commitment to focus on making meaningful and lasting impacts in two areas: funding existing non-profits that help families experiencing homelessness and creating a network of new, non-profit tier-one preschools in low-income communities

•
Founded Blue Origin with the vision of enabling a future where millions of people are living and working in space for the benefit of Earth

•
Owns The Washington Post, a major U.S. newspaper dedicated to the principles of a free press and winner of more than 70 Pulitzer Prizes

Age: 61	Director since: July 1994	Board committees: None	Other current public company boards: None

2025 Proxy Statement       3

BOARD OF DIRECTORS INFORMATION

Andrew R. Jassy
President and
CEO of Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Jassy’s customer-focused and long-term-oriented approach, as well as his deep knowledge of and experience across all of the Company’s businesses, including as the first Chief Executive Officer and leader of Amazon Web Services, provides the Board a unified vision of the Company’s operations and long-term strategy, an experienced perspective on the Company’s workplace environment and culture, and key insights into the Company’s strategy, challenges, and successes.
Background
Mr. Jassy has been President and Chief Executive Officer of the Company since July 2021. He founded and led Amazon Web Services since its inception in 2006, serving as its Chief Executive Officer from April 2016 to July 2021 and its Senior Vice President from April 2006 until April 2016. Mr. Jassy joined the Company in 1997, and, prior to founding AWS, he held various leadership roles across the Company, including leading both businesses and functional areas.
Other Experience and Qualifications
•
Trustee and sponsor of Rainier Scholars, a program that offers a pathway to college graduation and career success for underrepresented students of color, since 2011

•
Chair and founding member of the board of directors of Rainier Prep, a charter middle school committed to college and career readiness for limited-income and immigrant students and students of color

•
Member of the National Academy of Engineering

Age: 57	Director since: July 2021	Board committees: None	Other current public company boards: None

BOARD OF DIRECTORS INFORMATION

General (Ret.) Keith B. Alexander
Former CEO, President, and
Chair of IronNet, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Risk Management

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Gen. Alexander’s experience as a high-ranking military official responsible for intelligence and national security affairs helps the Board to better assess and manage the risks and opportunities of emerging technologies and cybersecurity issues, and provides the Board important perspectives on public policy matters and international geopolitical dynamics and risks. His service in the armed forces also provides experience managing large, diverse, and talented workforces.
Background
General (Ret.) Keith B. Alexander was Chief Executive Officer and President of IronNet, a cybersecurity technology company he founded, from 2014 to July 2023, and also served as a director and Chair from 2014 to February 2024. Gen. Alexander served as the Commander of U.S. Cyber Command from May 2010 to March 2014 and was Director of the National Security Agency and Chief of the Central Security Service from August 2005 to March 2014.
Other Experience and Qualifications
•
Director of CSRA, Inc. from November 2015 to April 2018

Age: 73	Director since: September 2020	Board committees: Security (Chair)	Other current public company boards: None

2025 Proxy Statement       5

BOARD OF DIRECTORS INFORMATION

Edith W. Cooper
Co-Founder of Medley Living, Inc. and Former EVP of Goldman Sachs Group, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

Expertise Provided to the Board
Ms. Cooper brings deep human capital management expertise to the Board, including from her nine years as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs, and her prior work heading up various business units at Goldman Sachs informs the Board’s assessment of capital markets and business strategy. She also brings a unique combination of personal experience with the challenges that face small and medium-sized businesses and the perspective of overseeing rapidly growing and innovating companies as well as large international companies operating in technology, consumer markets, and financial investment and management fields.
Background
Ms. Cooper is a co-founder of Medley Living, Inc., a membership-based community for personal and professional growth that launched in September 2020. In addition, Ms. Cooper served as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs from March 2008 to December 2017. Previously at Goldman Sachs, Ms. Cooper led various client franchise businesses for the firm.
Other Experience and Qualifications
•
Director of PepsiCo, Inc. since September 2021; director of MSD Acquisition Corp. from March 2021 to March 2023; director of EQT AB from October 2018 to June 2022; director of Etsy, Inc. from April 2018 to September 2021; and director of Slack Technologies, Inc. from January 2018 to July 2021

•
Trustee of the Museum of Modern Art since 2017

•
Member of the Museum Council of the Smithsonian National Museum of African American History and Culture since 2018

•
Trustee of Mount Sinai Health Systems, Institute for Health Equity Research, an organization dedicated to addressing longstanding disparities in health and health care, since 2017

Age: 63	Director since: September 2021	Board committees: Leadership Development and Compensation (Chair)	Other current public company boards: PepsiCo, Inc.

BOARD OF DIRECTORS INFORMATION

Jamie S. Gorelick
Lead Independent Director of Amazon
Partner with Wilmer Cutler
Pickering Hale and Dorr LLP
Additional Skills:
•
Human Capital Management

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

Expertise Provided to the Board
Ms. Gorelick brings a unique perspective to the Board on domestic and international public policy and government regulation issues through her broad and extensive experience in the federal government and with a leading law firm. She also has extensive experience addressing workplace issues, both on a policy level and in practice, through her work advising companies and institutions. She is sought after as a counselor on environmental issues. Her service on other large international public company boards and her experience advising large publicly traded companies on corporate governance, crisis management, and regulatory and compliance issues helps the Board anticipate and navigate governance and policy matters.
Background
Ms. Gorelick has been a partner with the law firm Wilmer Cutler Pickering Hale and Dorr LLP since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States.
Other Experience and Qualifications
•
Director of VeriSign, Inc. since January 2015, where she chairs the Nominating and Governance Committee; director of United Technologies Corporation from February 2000 to December 2014; and director of Schlumberger Limited from April 2002 to June 2010

•
Chair of the Urban Institute, the United States’ leading research organization dedicated to developing evidence-based insights that improve people’s lives and strengthen communities, from 2014 to 2024 and a director since 2004

•
One of the founding supporters of the Washington Legal Clinic for the Homeless, where she was also a long-time board member

•
Served as board member of the National Women’s Law Center

Age: 74	Director since: February 2012	Board committees: Nominating and Corporate Governance	Other current public company boards: VeriSign, Inc.

2025 Proxy Statement       7

BOARD OF DIRECTORS INFORMATION

Daniel P. Huttenlocher
Dean of MIT Schwarzman College
of Computing
Additional Skills:
•
Human Capital Management

•
Risk Management

•
Community & Stakeholder
Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Huttenlocher’s extensive experience as an internationally-recognized computer scientist holding senior positions at Massachusetts Institute of Technology (MIT) and Cornell University, Cornell Tech, and the Xerox Palo Alto Research Center, puts him in the forefront of emerging computing technologies, helping the Board assess technology opportunities available to the Company, while his work as a college administrator contributes to his human capital management experience. He also brings to the Board a unique understanding of the intersection between human capital and technology, computing, and robotic advancements that directly relate to the Company’s current and future workforce, informing such areas as key investments in safety, ergonomics, and use of robotics. He also brings deep insight into artificial intelligence as an emerging technology and the way it is transforming society, which he explored as a co-author of the book “The Age of AI: And Our Human Future”. His work as an administrator, researcher, and educator in a university environment further provides the Board insights into culture, career development, and work/life interests of a young and technologically-sophisticated population.
Background
Dr. Huttenlocher has been the Dean of MIT Schwarzman College of Computing since August 2019. He served as Dean and Vice Provost, Cornell Tech, a research, technology commercialization, and graduate-level educational facility of Cornell University, from 2012 to July 2019 and worked in various positions for Cornell University from 1988 to 2012.
Other Experience and Qualifications
•
Director of Corning Incorporated since February 2015

•
Board member of the John D. and Catherine T. MacArthur Foundation from 2010 to 2022, including serving as chair from 2018 to 2022

Age: 66	Director since: September 2016	Board committees: Leadership Development and Compensation Security	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION

Andrew Y. Ng
Managing General Partner,
AI Fund LP
Founder, DeepLearning.AI LLC
Founder and Executive Chairman, LandingAI, Inc.
Chairman and Co-Founder, Coursera, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Community & Stakeholder Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Ng is a global leader in both AI and education. His academic and private sector work developing machine learning and deep learning algorithms and supporting companies developing and adopting AI applications informs the Board’s perspective on the opportunities and challenges that AI presents and its transformative social and business potential. Dr. Ng has authored or co-authored more than 200 research papers on machine learning, robotics, and other related fields, bringing deep insight into a range of emerging technologies. Dr. Ng is also a successful entrepreneur, having founded several companies and has worked closely with entrepreneurs through AI Fund, which supports entrepreneurs to build AI companies. This experience supports the Board’s evaluation of developments in AI, machine learning, and related technologies and oversight of related risks. As a founder, an executive, and a successful educator in both traditional university and innovative online environments, Dr. Ng also has important human capital management skills, with particular insight into young and technologically-sophisticated populations.
Background
Dr. Ng has served as Managing General Partner of AI Fund, a venture studio that supports entrepreneurs in building AI companies, since January 2018. Dr. Ng also has led DeepLearning.AI, an education technology company he founded to provide AI training, since June 2017. Dr. Ng is also the Founder of LandingAI, which provides computer vision software, where he has served as Executive Chairman since August 2024 and previously served as Chief Executive Officer and Chairman from October 2017 to August 2024.
Dr. Ng also serves as an adjunct professor at Stanford University.
Dr. Ng co-founded and served as co-Chief Executive Officer of Coursera, an open online course provider, from January 2012 until April 2014; he has also served as Chairman of the company since 2014.
Other Experience and Qualifications
•
Chief Scientist & VP of Baidu, Inc., a multinational technology company, from May 2014 to April 2017

•
Founding Lead of Google, Inc.’s Google Brain (Deep Learning) Project, from 2011 to 2012

Age: 48	Director since: April 2024	Board committees: Leadership Development and Compensation	Other current public company boards: Coursera, Inc.

2025 Proxy Statement       9

BOARD OF DIRECTORS INFORMATION

Indra K. Nooyi
Former Chair and CEO
of PepsiCo, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mrs. Nooyi’s leadership experience holding a variety of senior executive roles over a 25-year career at PepsiCo, including as Chief Executive Officer, President, and Chief Financial Officer, helps the Board oversee the risks and management of a large corporation with international operations, including financial planning, capital allocation, marketing, and accounting matters, and assess the Company’s grocery businesses and consumer-focused product development. At PepsiCo, Mrs. Nooyi managed a global workforce that included several hundred thousand employees, and was the architect of Performance with Purpose (PwP), a business transformation strategy focused on delivering financial performance while shifting the company’s portfolio to healthier products, reducing water use and the company’s carbon footprint and moving to a closed loop plastics system, and creating an environment at PepsiCo where all employees could be supported as associates and family builders/nurturers. This experience provides an important perspective as the Board guides the Company’s continued focus on constant invention and customer obsession.
Background
Mrs. Nooyi was the Chief Executive Officer of PepsiCo, a multinational food, snack, and beverage company, from October 2006 to October 2018, where she also served as the Chair of its board of directors from May 2007 to February 2019. She was elected to PepsiCo’s board of directors and became its President and Chief Financial Officer in 2001, and held leadership roles in finance and corporate strategy and development after joining PepsiCo in 1994.
Other Experience and Qualifications
•
Director of Royal Philips since May 2021; director of Schlumberger Limited from April 2015 to April 2020

•
Member of the Dean’s Advisory Council at MIT’s School of Engineering since 2020

•
Director of Partnership for Public Service, a non-profit, nonpartisan organization that strives for a more effective government for the American people, since 2019

•
Trustee of Memorial Sloan Kettering Cancer Center, the world’s oldest and largest private cancer center, since 2020

•
Trustee of the National Gallery of Art since 2021

Age: 69	Director since: February 2019	Board committees: Audit (Chair)	Other current public company boards: Royal Philips

BOARD OF DIRECTORS INFORMATION

Jonathan J. Rubinstein
Former co-CEO of Bridgewater
Associates, LP
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Rubinstein brings to the Board the perspective of a proven technology builder, innovator, and business leader, including overseeing product design, development, marketing, and manufacturing, with particular relevance for the Company’s devices and consumer electronics businesses. He also provides experience with operations and financial statement and accounting matters. Mr. Rubinstein also supports the Board through his deep experience addressing talent development, management, and retention, including oversight of workplace environment and culture, through his roles as a senior executive and director at numerous technology and finance companies.
Background
Mr. Rubinstein was co-Chief Executive Officer of Bridgewater Associates, a global investment management firm, from May 2016 to April 2017. Previously, Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company, a multinational information technology company, from July 2011 to January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at Hewlett-Packard from July 2010 to July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by Hewlett-Packard in July 2010, and Chair of the Board of Palm, Inc. from October 2007 through the acquisition. Prior to joining Palm, Mr. Rubinstein was a Senior Vice President at Apple Inc., also serving as the General Manager of the iPod Division.
Other Experience and Qualifications
•
Lead director of Robinhood Markets, Inc. since May 2021; director of Qualcomm Incorporated, from May 2013 to May 2016

Age: 68	Director since: December 2010	Board committees: Nominating and Corporate Governance (Chair) Security	Other current public company boards: Robinhood Markets, Inc.

2025 Proxy Statement       11

BOARD OF DIRECTORS INFORMATION

Brad D. Smith
President of Marshall University
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Smith’s 19 years of senior executive leadership experience at Intuit, where he led its transformation from a North American desktop company to a global cloud product and financial platform company designed to empower and delight consumers, the self-employed, and small businesses, provides the Board with keen insights in cloud computing, privacy, and the development and marketing of consumer and small-business services. He also contributes to the Board’s depth of senior executive experience guiding corporate strategy, business transformation, and capital allocation. Mr. Smith has deep human capital management experience, including guiding and overseeing workplace environment and culture, having retained and fostered Intuit’s core values and character through a decade of transformative growth that placed the company on “Best Places to Work” lists over multiple years.
Background
Mr. Smith has served as President of Marshall University since January 2022. Mr. Smith served as Executive Chairman of Intuit Inc., a business software company, from January 2019 to January 2022, President and Chief Executive Officer of Intuit from January 2008 to December 2018, and Chairman of the board of directors of Intuit from January 2016 to January 2019.
Other Experience and Qualifications
•
Director of JPMorgan Chase & Co. since January 2025; director of Humana Inc. since September 2022 (Mr. Smith is not standing for re-election at Humana’s 2025 annual meeting of shareholders); director of Nordstrom, Inc. from January 2013 to May 2022; and director of Momentive Global Inc. (formerly SVMK Inc.) from May 2017 to February 2022

•
In 2019, founded the Wing 2 Wing Foundation, which seeks to provide resources and guidance for education, equality, and entrepreneurship in underserved and overlooked communities in the United States

Age: 61	Director since: September 2023	Board committees: Audit	Other current public company boards: Humana Inc. JPMorgan Chase & Co.

BOARD OF DIRECTORS INFORMATION

Patricia Q. Stonesifer
Former President and CEO of
Martha’s Table
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Ms. Stonesifer’s extensive leadership and financial management experience at for-profit, government, and non-government organizations, experience with emerging technologies and consumer-focused product development and marketing issues, and in-depth knowledge of the Company’s business, growth, and culture helps the Board oversee the Company’s operations and strategy. Her broad public policy perspective gained through her past and on-going roles helps the Board assess and manage business and political risks and opportunities.
Background
Ms. Stonesifer served as the interim Chief Executive Officer of the Washington Post from June 2023 to January 2024. She served as the President and Chief Executive Officer of Martha’s Table, a non-profit, from April 2013 to March 2019. She served as Chair of the Board of Regents of the Smithsonian Institution from January 2009 to January 2012 and as Vice Chair from January 2012 to January 2013. From September 2008 to January 2012, she served as senior advisor to the Bill and Melinda Gates Foundation, a private philanthropic organization, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division, and also served as the Chairwoman of the Gates Learning Foundation from 1997 to 1999.
Other Experience and Qualifications
•
Trustee of The Rockefeller Foundation, a private foundation dedicated to promoting the well-being of humanity throughout the world, since 2019

•
Member of the Board of Directors of Co-Impact, a global philanthropic collaborative supporting locally-rooted coalitions working to achieve impact at scale in Africa, Asia, and Latin America, since 2022, and Chair since 2024

•
Member of the Museum Council of the Smithsonian National Museum of African American History and Culture from 2012 to 2020, and emeritus member of the Museum Council since 2021

•
Member of the Board of Advisors of TheDream.US, a college access and success program for immigrant students, since 2020

Age: 68	Director since: February 1997	Board committees: Nominating and Corporate Governance	Other current public company boards: None

2025 Proxy Statement       13

BOARD OF DIRECTORS INFORMATION

Wendell P. Weeks
Chairman and CEO of
Corning Incorporated
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

Expertise Provided to the Board
As the long-tenured chief executive of Corning, a 170+ year-old company that has grown by combining unparalleled expertise in science and physics with deep manufacturing and engineering capabilities, Mr. Weeks brings to the Board a strong commitment to product development, innovation, invention, and technology, reinforced by his experience having earned 34 U.S. patents, combined with expertise in capital allocation, business finance and accounting, strategy execution, and global operations management. His oversight of climate change initiatives in the areas of clean air and renewable energy, including Corning’s creation of new products in glass and ceramics vital to industry transformation, helps the Board oversee sustainability matters, while his work with a diverse and global unionized and non-unionized workforce and his experience launching Corning’s Office of Racial Equality and Social Unity, which is responsible for advancing community partnerships to support school diversity, community activism, and economic growth, provides an informed perspective on the Company’s human capital, workplace safety, and community engagement initiatives.
Background
Mr. Weeks has been the Chief Executive Officer of Corning, a glass and materials science innovator, since April 2005 and Chairman of the board of directors since April 2007. He has also held a variety of financial, commercial, business development, and general management positions across Corning’s Market-Access Platforms and technologies since he joined the company in 1983.
Other Experience and Qualifications
•
Director of Merck & Co., Inc. from February 2004 to May 2020

•
Member of the Board of Trustees for the Corning Museum of Glass, which is dedicated to enriching and engaging local and global communities by sharing knowledge, collections, programs, facilities, and resources, since 2001

•
Member of the Board of Trustees for the Institute for Advanced Study from July 2022 to July 2024

•
Member of the Liveris Academy Honorary Board

•
Member of the White House Advisory Committee for Trade Policy and Negotiations

Age: 65	Director since: February 2016	Board committees: Audit	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION
Board Composition
The Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time. Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; Internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing. In evaluating director candidates’ time commitments, the Nominating and Corporate Governance Committee annually considers whether each candidate is in compliance with the limits on other public company board service contained in our Guidelines on Significant Corporate Governance Issues.
As stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, the Nominating and Corporate Governance Committee seeks out candidates with a diversity of experience and perspectives. The Nominating and Corporate Governance Committee seeks to include, and has any search firm that it engages seek to include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which the Committee selects qualified director candidates. The Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. Currently, of our ten independent director nominees, four are women, three are from underrepresented racial/ethnic groups, and four have served for five years or less. Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors (with two new directors on-boarding and one director leaving within the last three years). The tenure range of our director nominees is as follows:
Tenure on Board (As of April 10, 2025)	Number of Director Nominees
More than 10 years	4
6-10 years	3
5 years or less	5

2025 Proxy Statement       15

BOARD OF DIRECTORS INFORMATION
Board Skills and Characteristics
Each of our director nominees has substantial senior leadership experience needed to oversee a company of our size and scale, human capital management experience that is required to oversee our large, diverse, and talented workforces, and other relevant professional experience. Key skills, qualifications, and attributes of our director nominees include:
	Bezos	Jassy	Alexander	Cooper	Gorelick	Huttenlocher	Ng	Nooyi	Rubinstein	Smith	Stonesifer	Weeks
Human Capital Management: Experience managing employee development, retention, and relations on a large scale													12
Global Business & Operations: Brings a deep understanding of international dynamics relevant to our global footprint and complex operations													10
Public Company Executive: Experience as a senior executive at a publicly traded company													11
Financial: Experience relevant to overseeing financial strategy and operations, capital allocation, and reporting													9
Risk Management: Experience relevant to overseeing the strategy and risks of a complex organization, including cybersecurity													10
Community & Stakeholder Relations: Experience in the non-profit or NGO community and supporting communities and other stakeholders													10
Public Policy & Geopolitics: Experience navigating complex stakeholder considerations with domestic and international governments													8
Emerging Technology & Innovation: Expertise relevant to overseeing our various and rapidly evolving technological opportunities and risks, including cloud-based services, AI, cybersecurity, and devices													9
Retail & Digital Commerce: Experience relevant to overseeing our customer- and partner-focused businesses, product development, privacy protections, and retail operations													6
Marketing, Media, & Brand Management: Experience relevant to overseeing our marketing strategies, entertainment development, and brand building													6

BOARD OF DIRECTORS INFORMATION
Corporate Governance
Board Leadership
The Board is responsible for the control and direction of the Company. The Board represents the shareholders and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board, and Jeff Bezos, our founder, currently serves as Executive Chair. The Board believes that this leadership structure is appropriate given Mr. Bezos’s role in founding Amazon and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders.
In addition, the independent directors on the Board have appointed a lead director from the Board’s independent directors, currently Jamie S. Gorelick, in order to promote independent leadership of the Board. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.
Director Independence and Other Considerations
The Board has determined that the following directors are independent as defined by Nasdaq rules: Gen. Alexander, Ms. Cooper, Ms. Gorelick, Dr. Huttenlocher, Dr. Ng, Mrs. Nooyi, Mr. Rubinstein, Mr. Smith, Ms. Stonesifer, and Mr. Weeks. In addition, the Board determined that Judith A. McGrath, who served as a director until May 22, 2024, was independent during the time she served as a director. In assessing directors’ independence, the Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Ms. Stonesifer, the Board considered payments in the last three years in the ordinary course of business from Amazon to entities that publish The Washington Post, including during the period when Ms. Stonesifer served as interim Chief Executive Officer. For Mr. Weeks, the Board considered payments in the past three years in the ordinary course of business from the Company to Corning Incorporated or its affiliates. All such payments were not significant for any of these companies. In October 2023, IronNet, where Gen. Alexander served as Chief Executive Officer and President from July 2014 to July 2023, filed a voluntary petition for reorganization under the U.S. Bankruptcy Code.
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Leadership Development and Compensation Committee, the Nominating and Corporate Governance Committee, and the Security Committee.
The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and political contributions and lobbying expenses.
The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters, including workplace health and safety, culture, diversity, discrimination, and harassment. The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to our sustainability and other environmental and corporate social responsibility practices, including risks related to our operations and our supply chain. In particular, the Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee oversee and receive

2025 Proxy Statement       17

BOARD OF DIRECTORS INFORMATION
regular reports from, and provide direction to, management on our strategies related to sustainability, human capital, health and safety, public policy, and diversity and inclusion.
The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents. The Company requires employees with access to information systems, including all corporate employees, to undertake data protection and cybersecurity training and compliance programs annually.
The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
Corporate Governance Documents
Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance,” for additional information on our corporate governance, including:
•
our Amended and Restated Certificate of Incorporation and Bylaws;

•
the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate our majority vote standard, director stock ownership guidelines, director board service limits, succession planning, and compensation clawbacks;

•
the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee;

•
the Code of Business Conduct and Ethics; and

•
our U.S. Political Engagement Policy and Statement.

Our Code of Business Conduct and Ethics and Insider Trading Guidelines set forth policies and procedures governing the purchase, sale, and other transactions in Company securities by directors, officers, and employees. These policies and procedures, as well as procedures that the Company follows, are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards.
Sustainability Initiatives
We regularly publish information regarding our sustainability and other environmental, social, and human capital goals and initiatives on our website, including in our annual sustainability report. We also disclose our performance against the Sustainability Accounting Standards Board (“SASB”), the United Nations (“UN”) Sustainable Development Goals, the Task Force on Climate-related Financial Disclosures (“TCFD”), and the UN Guiding Principles on Business and Human Rights reporting frameworks. Key highlights from our website and our sustainability report include:
•
The Climate Pledge and Carbon-Free Energy. In 2019, we co-founded The Climate Pledge, a goal to reach net-zero carbon emissions across our operations by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 550 companies across more than 55 industries and more than 45 countries have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology. In 2023, our absolute carbon emissions decreased by 3%, driven by an 11% reduction in emissions from electricity and a 5% decrease in indirect and supply chain emissions. Our carbon intensity decreased for the fifth consecutive year, down 13% from 2022 to 2023.

Amazon also launched The Climate Pledge Fund in 2020 to support the advancement of sustainable technologies and services. This dedicated investment program—with an initial $2 billion in funding—specifically targets hard-to-abate sectors for investment, with the goal of supporting companies building breakthrough solutions that could eventually lower the overall cost to decarbonize Amazon and the broader industry. In addition, we established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world. In 2023, 100% of the electricity consumed by our global operations was matched with renewable energy sources—seven years ahead of our original 2030 goal. In 2024, we continued to be the world’s largest corporate

BOARD OF DIRECTORS INFORMATION
purchaser of renewable energy—a position we have held since 2020. We are also decarbonizing our transportation network by deploying zero-emission vehicles, using low-carbon fuels, investing in emerging technologies, and collaborating with others to accelerate cross-sector innovation. We plan to deploy 100,000 electric delivery vans by 2030, with more than 20,000 on the road now.
•
Circular Economy and Avoiding and Managing Waste. We are working to send less material to landfills and more back into the circular economy. Amazon is minimizing waste, including food waste and plastics, increasing recycling, and providing options for our customers to keep items in use longer through repair, refurbishment, resale as pre-owned, or recycling. We created our Ships in Product Packaging program to test and certify products that can ship safely in just their original manufacturers’ packaging—without an additional Amazon box, envelope, or bag. Since 2015, we have reduced the average per-shipment packaging weight by 43% and avoided more than 3 million metric tons of packaging material. We are improving the design and materials used for our packaging, reducing weight, using machine learning algorithms and AI models to identify optimal packaging type and size, and improving the composition of our plastic packaging to use less material and incorporate more recycled content. We have continued to take steps to reduce single-use plastics in our outbound packaging, and as of October 2024, we have removed all plastic air pillows from our delivery packaging used at our global fulfillment centers. Since 2021, we have disclosed the total metric tons of single-use plastic used across our global operations network to ship orders to customers and our reduction of average plastic packaging weight per shipment. We are also giving customers access to products that are more sustainable, including both Amazon-branded products and third-party items we offer that feature sustainability certifications through our Climate Pledge Friendly program.

•
Water and Other Natural Resources. We strive to use natural resources in a responsible way across our business and supply chain, while investing in conservation and restoration initiatives. For example, AWS has set a goal of being water positive by 2030—returning more water to communities than it uses in direct operations. We aim to achieve this by improving water use effectiveness, using more sustainable sources such as recycled water and harvested rainwater, reusing cooling water in communities, and delivering water replenishment. At the end of 2023, AWS was more than 40% of the way toward achieving its water positive goal (based on measuring reused water and water from replenishment projects versus total water withdrawal net of water from sustainable sources).

•
Investing in Our Communities. Amazon supports our communities by providing access to food and basic needs, supporting disaster relief and response efforts, and investing in access to computer science education, skills, and training. Amazon’s $3.6 billion Housing Equity Fund provides low-rate loans and grants to create and preserve affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Arlington, Virginia/National Capital region; and Nashville, Tennessee. The Amazon Housing Equity Fund has had a significant, positive impact on rental affordability in communities Amazon calls home, with over $2.2 billion in loans and grants committed. These commitments have created or preserved over 21,000 affordable homes and supported more than 46,000 residents.

•
Human Rights. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the UN and the International Labour Organization (“ILO”). Amazon is committed to respecting and supporting the UN Guiding Principles on Business and Human Rights, the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles. We also publish Supply Chain Standards, which detail the requirements and expectations for our suppliers, their supply chains, and selling partners who list products in our stores, and which are grounded in principles of inclusivity, continuous improvement, and supply chain accountability. We focus our supply chain efforts on six priority commitment areas: safe and healthy workplaces, gender equity, fair wages, responsible recruitment and freely chosen employment, environmental protection, and access to effective grievance mechanisms. In addition, as we continue to improve and expand our human rights due diligence practices, we leverage human rights assessment methodologies to identify and mitigate human rights risks. These assessments help us understand causes of systemic issues, enhance ongoing engagement with critical stakeholders, implement the correct risk-based mitigation measures, and refine strategies for ongoing risk management across our supply chain. For example, in 2023, we conducted a human rights saliency assessment for Amazon Private Brands to better understand priority human rights risks across our products and how to best address them.

•
Human Capital. We support our employees through initiatives focusing on workplace health and safety, investments in benefits and opportunities, and employee engagement, and we publish information about our innovations in worker safety and key safety metrics. Our goal is to be the safest workplace within the industries in which we operate. Since 2019, we have invested more than $2 billion in safety efforts, including new technologies and programs to protect our employees,

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BOARD OF DIRECTORS INFORMATION
and in 2025, we have allocated hundreds of millions of dollars in safety investments across our operations. In the United States, we invested $2.2 billion in 2024 toward pay and benefits increases for our front-line employees across our customer fulfillment and transportation network, bringing the average base wage for those roles to more than $22 per hour, more than triple the federal minimum wage. In addition, our average total compensation for front-line employees, including the value of elected benefits, is more than $29 per hour. Benefits include health care, a 401(k) plan with a Company match, flexible work hours, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We are also empowering our employees to build the skills they need to remain competitive, grow their careers, and move into higher-paying roles. In 2023, we achieved our goal to invest $1.2 billion to provide prepaid education and technical skills training to over 300,000 of our U.S. employees by 2025—with over 350,000 U.S. employees participating in our upskilling programs.
•
Inclusive Experiences. We are committed to creating a diverse and inclusive company with equal opportunity for all, helping us build the best range of products and services for our broad customer base. This drives our commitment to equitable and inclusive employment and business opportunities. Our employee-led groups, which engage employees around the world, foster a sense of belonging and create connections to our local communities. In 2021, we pledged to hire 100,000 veterans and military spouses worldwide by 2024, and in January 2024, we exceeded that goal. We are committed to compensating our employees fairly and equitably and publish details on gender and racial/ethnic group pay statistics. When evaluating 2024 compensation, our reported data demonstrates that women globally and in the United States earned 99.9 cents for every dollar that men earned performing comparable jobs, and racial/ethnic minorities in the United States earned 99.4 cents for every dollar that white employees earned performing comparable jobs.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the many sustainability and other environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. We encourage you to learn more about these initiatives and our progress towards meeting our goals by reviewing our reports, policies, and commitments, many of which are available at www.aboutamazon.com/about-us/amazon-reports.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders. Our shareholder engagement team includes employees whose full-time, year-round responsibilities include engaging with our investors, communicating with management and directly with our Board members to inform them on topics discussed and feedback received in the course of their engagement meetings, and coordinating and promoting the effectiveness of direct shareholder engagement meetings that our directors participate in. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. In a typical year, we will engage with dozens of shareholders, including our largest shareholders, two or more times a year. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Depending on the circumstance, our lead director or another independent director engage in these conversations with shareholders as well.
Since the beginning of 2024, we have engaged with 70 of our 100 largest unaffiliated shareholders, as well as with numerous other shareholders. Our lead independent director, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Leadership Development and Compensation Committee participated in meetings with shareholders owning more than 25% of our stock, including one-on-one or small group meetings with most of our 20 largest shareholders. In addition, the Board and Board committees receive a number of letters from investors, and our directors review our responses to such correspondence and provide direction as necessary. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

BOARD OF DIRECTORS INFORMATION
Board Meetings and Committees
The Board meets regularly during the year, and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2024, there were 5 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2024. All directors then serving attended the 2024 Annual Meeting of Shareholders. In addition, during 2024, the Board participated in regularly scheduled teleconference discussions on various topics, generally on a monthly basis.
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, a Nominating and Corporate Governance Committee, and a Security Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Security Committee
Jeffrey P. Bezos
Andrew R. Jassy
Keith B. Alexander
Edith W. Cooper
Jamie S. Gorelick
Daniel P. Huttenlocher
Andrew Y. Ng
Indra K. Nooyi
Jonathan J. Rubinstein
Brad D. Smith
Patricia Q. Stonesifer
Wendell P. Weeks
Total Meetings in 2024	6	5	4	2

  Executive Chair

  Committee Chair

  Lead Independent Director

The functions performed by these Committees are summarized below.
Audit Committee

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and policies, procedures, and reports on political contributions and lobbying expenses. The Board has designated each of Messrs. Smith and Weeks and Mrs. Nooyi as an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules.

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BOARD OF DIRECTORS INFORMATION

Recent Focus Areas
During the past year, the Audit Committee met with management and reviewed matters that included:
•
the Company’s risk assessment, including business continuity and operational risks, and compliance functions;

•
data privacy;

•
policies, procedures, and reports on political contributions and lobbying expenses;

•
treasury and investment matters;

•
tax matters;

•
financial statements and financial reporting;

•
accounting industry issues;

•
the performance of our internal audit function;

•
the reappointment of our independent auditor; and

•
pending litigation and regulatory compliance.

The Audit Committee annually reviews the Company’s U.S. Political Engagement Policy and Statement and a report on the Company’s public policy expenditures. The Audit Committee also met with the auditors to review the scope and results of the auditor’s annual audit and quarterly reviews of the Company’s financial statements.

Leadership Development and Compensation Committee

The Leadership Development and Compensation Committee evaluates our programs and practices relating to talent and leadership development, reviews and establishes compensation of the Company’s executive officers, oversees management of risks for succession planning and our overall compensation program, including our equity-based compensation plans, and oversees the Company’s strategies and policies related to human capital management, all with a view towards maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2024, and during 2024 reviewed and discussed peer company compensation benchmarking and surveys prepared by management and by a consulting firm hired by management to provide survey data. The Committee oversees the Company’s Code of Business Conduct and Ethics with respect to compliance with, and reports pursuant to, the Company’s workplace non-discrimination and anti-harassment policies. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the Compensation Discussion and Analysis section of this Proxy Statement.

Recent Focus Areas
During the past year, the Leadership Development and Compensation Committee met with management and reviewed matters that included:
•
the design, amounts, and effectiveness of the Company’s compensation of senior executives;

•
management succession planning;

•
the Company’s benefit and compensation programs;

•
the Company’s human resources programs, including review of workplace discrimination and harassment reports, worker health and safety and workplace conditions, and diversity and inclusion matters; and

•
feedback from the Company’s shareholder engagement, particularly with respect to the 2024 advisory vote approving the compensation of our named executive officers.

BOARD OF DIRECTORS INFORMATION
Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews and assesses the composition and compensation of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and oversees the Company’s sustainability, corporate social responsibility, and corporate governance policies and initiatives. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary.

Recent Focus Areas
During the past year, the Nominating and Corporate Governance Committee met with management and reviewed matters that included:
•
the Board’s composition, diversity, and skills in the context of identifying and evaluating new director candidates to join the Board;

•
the Board’s recruitment and self-evaluation processes;

•
Board compensation;

•
Board Committee membership and qualifications;

•
consideration of the Company’s policies and initiatives regarding sustainability, corporate social responsibility, and corporate governance;

•
review of the Company’s approach to responsible AI development and AI governance;

•
review of recent public relations initiatives; and

•
feedback from the Company’s shareholder engagement.

Security Committee

The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents.

Recent Focus Areas
During the past year, the Security Committee met with management and reviewed matters that included:
•
the Amazon Security organization’s ongoing investments in the Company’s security infrastructure and management of and response to cybersecurity risks as well as physical security risks;

•
cybersecurity-related internal audit findings and initiatives; and

•
regulatory and governance updates related to cybersecurity.

Director Nominations
The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm retained to assist in identifying and evaluating possible candidates. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons, as described above under “Board Composition.”

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BOARD OF DIRECTORS INFORMATION
Shareholder Recommendations for Directors
Shareholders wishing to submit recommendations for director candidates for consideration by the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Secretary of Amazon.com, Inc. by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•
the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Nominating and Corporate Governance Committee for the 2026 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary of Amazon.com, Inc. by December 11, 2025.
Our Bylaws provide a proxy access right for shareholders, pursuant to which a shareholder, or group of up to 20 shareholders, may include director nominees (representing up to 20% of the number of directors in office) in our proxy materials for annual meetings of our shareholders. To be eligible to utilize these proxy access provisions, the shareholder or group must have owned at least 3% of the aggregate of the issued and outstanding shares of our common stock continuously for at least the prior three years and must satisfy the additional eligibility, procedural, and disclosure requirements set forth in our Bylaws.
Compensation of Directors
Director Compensation Philosophy
Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Plan. Similar to compensation for our employees, the compensation for our Board members is aligned with long-term value creation because it consists solely of restricted stock unit awards that have three-year vesting periods. Likewise, because our compensation program is designed to promote long-term performance and operate over a period of years, directors typically do not receive stock-based awards every year, and instead have in the past received awards only once every three years. Our Board members’ compensation will be negatively impacted if our stock price declines and will be favorably impacted if the stock performs beyond the initial stock price at grant date. By not accepting cash compensation, only restricted stock unit awards, the Board sets a tone at the top that compensation should be based on long-term value creation.
2024 Stock Awards
Based on the Nominating and Corporate Governance Committee’s recommendation, the Board approved restricted stock unit awards for: (1) 5,952 shares to Dr. Ng on April 12, 2024, vesting in three equal annual installments on May 15, 2025, May 15, 2026, and May 15, 2027; (2) 6,126 shares to Ms. Cooper on September 11, 2024, vesting in three equal annual installments on November 15, 2025, November 15, 2026, and November 15, 2027; and (3) 5,448 shares to Mr. Weeks on November 20, 2024, vesting in three equal annual installments on February 15, 2026, February 15, 2027, and February 15, 2028. The awards were designed to provide approximately $355,000 in compensation annually, in each case based on an assumed value of the restricted stock units vesting in each year, which compensation represents the 50th percentile for annual director compensation among a group of peer companies. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.
Each grant compensates for future performance, and no portion of a restricted stock unit award vests until the year after it is granted. If a director leaves the Board prior to a vest date for any reason, he or she will forfeit all or any portion of the restricted stock unit award that has not previously vested.

BOARD OF DIRECTORS INFORMATION
The following table sets forth for the year ended December 31, 2024 all compensation reportable for directors who served during 2024, as determined by SEC rules.
Director Compensation for 2024
Name	Stock Awards(1)
Jeffrey P. Bezos(2)	$—
Andrew R. Jassy(2)	—
Keith B. Alexander(3)	—
Edith W. Cooper(4)	1,104,885
Jamie S. Gorelick(5)	—
Daniel P. Huttenlocher(6)	—
Judith A. McGrath(7)	—
Andrew Y. Ng(8)	1,111,417
Indra K. Nooyi(9)	—
Jonathan J. Rubinstein(6)	—
Brad D. Smith(3)	—
Patricia Q. Stonesifer(6)	—
Wendell P. Weeks(10)	1,096,628

(1)
Stock awards are reported at aggregate grant date fair value as determined under applicable accounting standards. The grant date fair value for restricted stock units as reported in the table above is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest annually over three years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2024 Annual Report on Form 10-K.

(2)
Mr. Bezos and Mr. Jassy did not receive any compensation for their services as directors in addition to their compensation for services as executive officers.

(3)
Gen. Alexander and Mr. Smith each held 5,210 unvested restricted stock units as of December 31, 2024.

(4)
Ms. Cooper held 6,126 unvested restricted stock units as of December 31, 2024.

(5)
Ms. Gorelick held 8,031 unvested restricted stock units as of December 31, 2024.

(6)
Ms. Stonesifer, Dr. Huttenlocher, and Mr. Rubinstein each held 2,473 unvested restricted stock units as of December 31, 2024.

(7)
Ms. McGrath, who ceased to serve as a director in May 2024, did not hold any unvested restricted stock units as of December 31, 2024.

(8)
Dr. Ng held 5,952 unvested restricted stock units as of December 31, 2024.

(9)
Mrs. Nooyi held 2,120 unvested restricted stock units as of December 31, 2024.

(10)
Mr. Weeks held 7,348 unvested restricted stock units as of December 31, 2024.

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ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“E&Y”) to serve as independent auditors for the fiscal year ending December 31, 2025. E&Y has served as our independent auditor since 1996. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board of Directors and the Audit Committee believe that the continued retention of E&Y as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of E&Y, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2026 fiscal year. In addition, if shareholders ratify the selection of E&Y as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select E&Y or another registered public accounting firm as our independent auditors.
Why We Recommend You Support This Proposal

•
The Audit Committee undertakes a robust evaluation process each year to confirm that the retention of E&Y as our independent auditor continues to be in our shareholders’ best interests.

•
E&Y has served as our independent auditor since 1996, which provides the firm with a deep understanding, and the ability to handle the breadth and complexity, of our business.

•
E&Y provides only limited services other than audit and audit-related services.

The Board of Directors recommends a vote “FOR” ratification of the appointment of E&Y as our independent auditors for the fiscal year ending December 31, 2025.

AUDITORS
Representatives of E&Y are expected to participate in the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.
Fee Information
The table below sets forth the aggregate audit fees billed and expected to be billed by E&Y for the indicated fiscal year and the fees billed and expected to be billed by E&Y for all other services rendered during the indicated fiscal year:
	Fiscal 2024	Fiscal 2023
Audit Fees	$41,937,000	$37,387,000
Audit-Related Fees	8,454,000	9,403,000
Tax Fees	0	0
All Other Fees	828,000	175,000
Total Fees	51,219,000	46,965,000
Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries.
Audit-Related Fees
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and providing certain attest reports, including for sustainability reporting.
Tax Fees
Tax fees, if any, include tax compliance services and assistance with tax audits.
All Other Fees
All other fees were for advisory services related to sustainability reporting and ISO compliance.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of E&Y to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by E&Y if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional

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AUDITORS
services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2024 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.
The Audit Committee
Indra K. Nooyi
Brad D. Smith
Wendell P. Weeks

ITEM 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative.
As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Leadership Development and Compensation Committee has structured our executive compensation program to tie total compensation to long-term performance that supports shareholder value, as reflected primarily in our stock price.
We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2024, our stock price had increased approximately 9,807% over twenty years (a compound annual growth rate of 26%), 1,314% over ten years, and 137% over five years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022, our stock declined by 50%.
Our compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly and directly align our executives’ compensation with the returns we deliver to shareholders. For example, due to our stock price performance, our CEO’s 2024 realized compensation increased by 37% from 2023 while his 2023 realized compensation decreased by 12% from 2022, showing the alignment between our executive compensation program and our shareholder returns.
In addition, at our 2024 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, demonstrating a broad and increasing level of support for our compensation practices. Over the past several years, directors serving on the Leadership Development and Compensation Committee and our Lead Independent Director, with the support of our ESG Engagement and Investor Relations teams, have actively engaged with, and were responsive to, our shareholders regarding our executive compensation program.
We urge shareholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Leadership Development and Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success.
This item is being presented pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. After the 2025 Annual Meeting, our next advisory vote on executive compensation will occur at our 2026 Annual Meeting of Shareholders. Although this advisory vote is not binding, the Leadership Development and Compensation Committee will consider the voting results when evaluating our executive compensation program.

2025 Proxy Statement       29

Why We Recommend You Support This Proposal

•
Our compensation is simple, transparent, and strongly aligns our executives’ compensation with the returns we deliver to shareholders:

✓
Our named executive officers’ compensation consists primarily of periodic grants of time-vested RSUs subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines;

✓
The Committee did not grant any equity awards to our CEO during 2024 and has not granted him an award since 2021. Our Compensation Discussion and Analysis addresses the considerations for our 2024 equity awards to our other named executives as well as other matters with respect to our named executives’ compensation;

✓
Salaries are nominal ($365,000 per year or less); and

✓
Other compensation consists of 401(k) matching contribution and security arrangements.

•
We focus on long-term shareholder value that is realized by share price appreciation.

•
We do not tie cash or equity compensation to one or a few discrete performance goals and believe performance goals would undermine our focus on innovation and quick adaptation.

•
We do not provide “above-target” equity award payouts, so the number of shares vesting cannot be increased from what was awarded; instead, we rely on stock price performance to increase the value of awards.

•
We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement.

•
We do not maintain executive compensation plans other than our stock plan.

•
At our 2024 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, demonstrating a broad and increasing level of support for our compensation practices.

•
Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
drive strong long-term returns to our shareholders.

The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement.

SHAREHOLDER PROPOSALS
We believe strongly that we can conduct our business in ways that support long-term shareholder value by supporting our environment and communities around the globe. We begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large. The discussion above under “Corporate Governance—Sustainability Initiatives” describes some of the many sustainability and other environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability as well as our commitment to supporting our employees, partners in our supply chain, and our communities. We devote significant time and resources to enhancing transparency about these initiatives and our progress towards meeting our goals. We post reports and updates on these goals and initiatives as well as other reports, policies, and commitments on our website, many of which are also available at www.aboutamazon.com/about-us/amazon-reports:
Reports, Policies, and Commitments
Sustainability Report	sustainability.aboutamazon.com
Safety Reporting	safety.aboutamazon.com
Global Human Rights Principles	sustainability.aboutamazon.com/human-rights/principles
Inclusive Experiences and Technology	www.aboutamazon.com/workplace/diversity-inclusion
Racial Equity Audit Report	www.aboutamazon.com/news/company-news/amazon-racial-equity-audit-report
Community Impact Report	www.aboutamazon.com/news/community/amazon-community-impact-2024
Global Economic Impact and Tax Contribution	ir.aboutamazon.com/corporate-governance/Tax
Tax Principles	ir.aboutamazon.com/corporate-governance/Tax
Small Business Empowerment Report	www.aboutamazon.com/news/small-business/amazon-2023-small-business- empowerment-report
Brand Protection Report	https://trustworthyshopping.aboutamazon.com/2024-brand-protection-report
Our Positions	www.aboutamazon.com/about-us/our-positions
Political Engagement Policy and Statement	ir.aboutamazon.com/corporate-governance/Political-Engagement
We also value hearing from and engaging with our shareholders on these topics, as we believe that effective corporate governance includes year-round engagement with our shareholders. We meet regularly with both large and small investors throughout the year and engage in productive discussions regarding business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. Our lead independent director, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Leadership Development and Compensation Committee join many of these meetings. This direct engagement helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.
We also receive a large number of shareholder proposals each year—18 or more in each of the past five years (and more than 170 in the last decade alone)—most of which relate to sustainability, environmental, workforce and human capital management, social, or governance issues. Each year, our Board, Company leaders, members of our legal, public policy, public

2025 Proxy Statement       31

SHAREHOLDER PROPOSALS
relations, investor relations, sustainability, inclusive experiences and technology, and other teams, subject matter experts throughout our business, and our external advisors devote countless hours and significant resources (including financial resources) to carefully considering, discussing, and addressing shareholder proposals. We have engaged directly with most shareholder proponents, before and/or after they have submitted a proposal, and carefully evaluate each proposal to assess the extent to which we already address the requested action. We also assess whether a proposal could be implemented in alignment with our existing principles, goals, and priorities, would be in the best interests of the Company as we weigh risks and opportunities, and would generate long-term shareholder value. When a proposal aligns with and supports these considerations, we may implement that proposal, although we may do so in a manner that is different than recommended in the proposal. Moreover, when a proposal is anticipated to receive or actually receives a significant level of support, we seek feedback on the topic as part of our year-round engagement with our shareholders.
For each shareholder proposal that we receive, we craft thorough and detailed responses and engage with numerous internal and external stakeholders to share our views and receive their feedback. Most of these proposals request that we prepare a report, adopt a policy, undertake a review, or take some other particular action. In many cases, we already support the initiatives and have addressed the concerns raised in such proposals. However, we often oppose these proposals, especially the many proposals that largely repeat prior years’ proposals, as they do not take into account the actions we already are taking or have taken that we believe resolve or mitigate the underlying concerns of a proposal, the decisions we have made in prioritizing our initiatives, or the unique and evolving nature of our operations. And in the vast majority of cases, we believe the costs of implementing the proposals significantly outweigh the benefits or the potential impact of speculative risks or concerns posited in the proposals, and that the proposals do not enhance or create shareholder value. We also may disagree with how a proposal seeks to dictate prescriptive or unrealistic detail in how we approach or report on the issue.
We also receive proposals from a subset of shareholders who appear to have objectives that are not aligned with investors’ and fiduciaries’ goal of enhancing the economic value of their investments, such as seeking publicity or fundraising for a particular issue or campaign, or for themselves or their organizations. These proposals, and proxy advisory firm commentary on them, often contain or repeat inaccurate or biased assertions regarding our operations, even when such inaccuracies or biases are highlighted to them, fail to evaluate or weigh the costs of implementation relative to the claimed benefits or risks that they address, or fail to acknowledge steps we have taken to address their issue. Some of these proposals are submitted year after year with little or no variance, or are revised slightly to avoid acknowledging actions we have taken that address the underlying concerns. Other proposals highlight a specific societal concern but may have little or nothing to do with our business or operations. We believe that the vast amount of time and financial resources that our Board, management, and business teams spend deliberating and addressing these proposals could be better spent focused on building our business, strengthening the existing and new initiatives we have underway, and creating long-term shareholder value.
Items 4 through 11 are the shareholder proposals that will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent. Of the eight proposals, seven seek some form of report and two seek an independent, third-party assessment or study. In addition, four are repeat proposals that failed in prior years, and all eight are brought by proponents and/or representatives appointed by the shareholder who have previously submitted proposals at Amazon. As noted above, some of these proposals contain assertions that we believe are incorrect or that reflect a fundamental lack of understanding of how our business operates, and we have not attempted to refute all of the inaccuracies. We identify below each proposal the shareholder who is the proponent or, where applicable, the lead proponent, as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of Amazon.com, Inc. at Amazon.com, Inc., 410 Terry Avenue North, Seattle, Washington 98109.

SHAREHOLDER PROPOSALS
ITEM 4—SHAREHOLDER PROPOSAL REQUESTING A MANDATORY POLICY SEPARATING THE ROLES OF CEO AND CHAIR OF THE BOARD

Beginning of Shareholder Proposal and Statement of Support:
Proposal seeking to codify the separation of Amazon’s Board Chair and CEO roles.
RESOLVED: Shareholders ask the Board to adopt a policy and amend the governance documents as necessary to require that the CEO and Board Chair positions remain separate (i.e. continue to be held by different people).
DEAR FELLOW SHAREHOLDERS:
Like the majority of S&P 500 companies, Amazon’s CEO and Board Chair roles are separated, with Andy Jassy serving as CEO and Jeff Bezos as Executive Chair.
The Board says this separation enhances its ability to focus on critical policy and operational issues, ultimately serving the long-term interests of shareholders.
Indeed, separating the roles of Board Chair and CEO creates clear and unambiguous lines of authority. And at companies that separate the roles, this strong counterbalancing structure allows the Board to focus on corporate governance and oversight and the CEO to focus on the company’s business.
The issue Amazon shareholders face is that the company hasn’t codified this separation into a policy, giving the Board the ability to freely combine the roles at any time, for any reason.
In fact, opposing a 2021 shareholder proposal regarding its leadership structure, Amazon’s Board expressed its desire to retain “flexibility to establish the leadership structure that it determines best supports its operations and the Company at a particular time.”
We certainly recognize and appreciate the need for flexibility but believe it must be framed by sound governance structure and practice. And codifying the separation of the CEO and Chair into policy would provide exactly that framework, demonstrating a strong, enduring commitment to shareholder interests and stable corporate governance.
With the positions currently separated, now would be an opportune time to do so. After all, an ounce of prevention is worth a pound of cure. And in an era of heightened scrutiny on corporate governance, this would reinforce Amazon’s dedication to shareholders and long-term value creation.
By adopting this policy, Amazon can continue its legacy of innovation and leadership while eliminating the risk that the Chair and CEO roles become combined. Thank you.
End of Shareholder Proposal and Statement of Support
Shareholder: The Accountability Board, Inc.

2025 Proxy Statement       33

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 4

Why We Recommend You Vote Against This Proposal

•
Our governance guidelines and processes enable the Board to determine the optimal leadership structure for Amazon in light of our specific circumstances at any given time.

•
The proposal’s prescriptive approach, requiring a mandatory policy separating the CEO and Board Chair roles regardless of the circumstances, would simply limit the Board’s ability in the future to tailor our leadership structure to align with the best interests of the Company and its shareholders.

•
Our governance guidelines and processes reinforce our directors’ fiduciary duty under Delaware law to act in the best interests of the Company and its shareholders, including when making decisions regarding Board leadership.

Our Governance Guidelines and Processes Enable the Board to Determine the Optimal Leadership Structure for Amazon in Light of Our Specific Circumstances at Any Given Time
The Board believes that it is in our shareholders’ best interests to maintain our current governance guidelines and processes, which authorize the Board to establish the leadership structure that it determines best supports the Company at any given time. In contrast, the prescriptive approach set forth in this proposal, if implemented, would simply limit the Board’s ability in the future to tailor our leadership structure to align with the best interests of the Company and its shareholders, without regard to whatever circumstances exist at the time. In addition, in considering this proposal, the Board considered the fact that peer benchmarking data indicates the proposal’s requested policy is not common practice.
As the proposal notes, the roles of CEO and Chair of the Board are currently separate. However, since Amazon’s founding in 1994, the Board has implemented a variety of different leadership structures depending on what the Board determined appropriate at the time. Initially, Jeff Bezos served as Chair of the Board, but not CEO. From 1996 until Mr. Bezos stepped down as CEO in 2021, Mr. Bezos served as both CEO and Chair of the Board. In 2021, after careful consideration of the Board’s leadership structure and functions, the Board determined it to be in the best interests of the Company and its shareholders to separate the roles of CEO and Chair of the Board, and for Mr. Bezos to serve as Executive Chair of the Board. In addition, since 2010, the independent directors on the Board have appointed a lead independent director, who is empowered to play an important role in the Board’s leadership. In light of our success through these various leadership structures, the Board believes that shareholders are better served by the Board retaining the ability to adapt to our evolving needs and implement the optimal leadership structure at any given time.
Our Governance Guidelines and Processes Reinforce Our Directors’ Fiduciary Duty under Delaware Law to Act in the Best Interests of the Company and Its Shareholders, Including When Making Decisions Regarding Board Leadership
The proposal objects to the Board’s ability to “freely combine the roles [of CEO and Chair] at any time, for any reason.” However, under Delaware corporate law, our Board must act in the best interests of the Company and its shareholders, including when making decisions regarding board leadership. Therefore, concerns about the Board carelessly changing our leadership structure without sufficient reasons are unfounded. Instead, consistent with our directors’ fiduciary duty to routinely evaluate and determine the most appropriate leadership structure for Amazon and our shareholders, our governance guidelines and processes authorize the Board to determine on a case-by-case basis the most effective leadership structure for the Company. This approach acknowledges that the Board is best positioned to evaluate and establish the leadership structure that will allow it to operate most effectively in light of the composition of the Board, the strengths and demands upon our leadership team, and the strategic goals, opportunities, and challenges facing the Company.
Implementing the proposal would not change our leadership structure or further enhance the independent oversight the Board already exercises. Our current leadership structure, which has the support of all of the independent directors on the Board, consists of an Executive Chair, who as the proposal notes is not also the CEO, and a lead independent director, who is elected by the independent directors. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent

SHAREHOLDER PROPOSALS
directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.
In addition, our existing corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders. The Board’s committee charters delineate the significant authority and responsibilities of the Board committees, and the Board as well as its committees can retain outside advisors to assist in the performance of their duties. Other current governance practices include annual election of directors, majority voting for each director, proxy access, an annual director evaluation process, shareholders’ right to call special meetings at which they can nominate director candidates or propose other business, shareholders’ ability to submit names of director candidates directly to the Board for consideration, and shareholders’ ability to communicate directly with the Board in the manner described in our Board of Directors Guidelines on Significant Corporate Governance Issues.1
For the foregoing reasons, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a mandatory policy separating the roles of CEO and Chair of the Board.

ITEM 5—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ADVERTISING RISKS

Beginning of Shareholder Proposal and Statement of Support:
Respect Civil Liberties in Advertising Services
Supporting Statement
Amazon is a global brand with immense influence and ad-buying power. It should be advertising in ways that support its competitive interests and build its reputation for serving its diverse customers.
But recent reports have shown that Amazon colluded1 with the world’s largest advertising buyers, agencies, industry associations, and social media platforms through the Global Alliance for Responsible Media1 to demonetize platforms, podcasts, news outlets, and others for expressing disfavored political and religious viewpoints.
A product of the World Federation of Advertisers, GARM was formed in 2019 and quickly amassed tremendous market power. WFA members represent about 90% of global advertising, spending nearly a trillion dollars annually.2
GARM’s express mission was to “do more to address harmful and misleading media environments,” specifically “hate speech, bullying and disinformation,” all under the guise of  “brand safety.”3 GARM leader Rob Rakowitz explained that the “whole issue bubbling beneath the surface” of the advertising industry and digital platforms is the “extreme global interpretation of the US Constitution.”4
GARM graded platforms on how much they censored using the above terms as well as terms like “insensitive” or “irresponsible” treatment of  “debated sensitive social issues.”5 The 2024 Viewpoint Diversity Business Index6 found that 76% of the largest tech and finance companies have similarly vague and subjective terms. These terms encourage companies—and activists like GARM—to restrict service for arbitrary and discriminatory reasons and let them avoid accountability by hiding censorship behind vague and shifting standards.
For its part, GARM promoted hyper-partisan and censorial groups like the Global Disinformation Index and NewsGuard, which smear many mainstream outlets as “disinformation.”7 GARM threatened Spotify because Joe Rogan promoted views it disagreed with on COVID-19. And it infamously boycotted X because Elon Musk loosened some of the platform’s censorship restrictions.8

1
See Guidelines on Significant Corporate Governance Issues, available at
https://ir.aboutamazon.com/corporate-governance/documents-and-charters/guidelines-on-significant-corporate-governance-issues/default.aspx.

2025 Proxy Statement       35

SHAREHOLDER PROPOSALS
GARM disbanded shortly after public pressure and a lawsuit from X in 2024,9 which ironically evinces how brand-damaging these practices are. But these censorious practices are still prevalent. Many of the “Big Six” advertising agencies that were all a part of GARM, for example, maintain similar policies.10
These policies and Amazon’s actions create legal exposure under antitrust and anti-discrimination laws.
Amazon needs to rebuild trust by providing transparency around these policies and practices. This will assure customers, shareholders, and others that it is protecting, not targeting, free speech and religious freedom.
Resolved: Shareholders request the Board of Directors of Amazon.com, Inc. conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and confidential information, evaluating how it oversees risks related to discrimination against ad buyers and sellers based on their political or religious status or views.

1
https://1792exchange.com/spotlight-reports/corporate-bias-ratings/

2
https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf

3
https://wfanet.org/knowledge/item/2019/06/18/Global-Alliance-for-Responsible-Media-launches-to-address-digital-safety

4
https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf

5
https://wfanet.org/knowledge/item/2023/08/23/New-insights-on-platform-safety-trends-through-GARMs-latest-measurement-report

6
https://viewpointdiversityscore.org/business-index

7
https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf

8
https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billions-in-federal-contracts/

9
https://www.nytimes.com/2024/08/08/technology/elon-musk-x-advertisers-boycott.html

10
https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billions-in-federal-contracts/

End of Shareholder Proposal and Statement of Support
Shareholder: Oklahoma Tobacco Settlement Endowment Trust, represented by Bowyer Research
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 5

Why We Recommend You Vote Against This Proposal

•
Our goal in designing our advertising policies is for our customers to experience relevant and useful ads that help them find products and services that appeal to them. Similarly, when we purchase ads from third parties to market our own products and services, we seek to most effectively reach customers wherever they may shop or are otherwise engaged. These policies and practices are not intended to promote or demote particular political or religious viewpoints.

•
We have risk management processes to protect against risks to the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

Our Goal in Designing Our Advertising Policies Is for Our Customers to Experience Relevant and Useful Ads, and We Seek to Reach Customers Wherever They Are Through Our Advertising
Our goal in designing our advertising policies is for our customers to experience relevant and useful ads that help them find products and services that appeal to them. Similarly, when we purchase ads from third parties to market our own products and services, we seek to most effectively reach customers wherever they may shop or are otherwise engaged. These policies and practices are not intended to promote or demote particular political or religious viewpoints. We serve customers, advertisers, and publishers that reflect a very broad range of viewpoints, and we take seriously our commitment to respect people from all backgrounds, which is an enduring value for us.

SHAREHOLDER PROPOSALS
We Have Robust Board Oversight and Risk Management Processes
In addition to the policies and practices described above, we have robust risk management processes to protect against risks to the Company. The Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to our operations and engagement with customers, suppliers, and communities;2 and the Audit Committee oversees, among other things, our risk assessment and risk management policies, including management of operational risks.3
In light of our existing advertising policies and practices and our robust risk management processes and board oversight, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on advertising risks.

ITEM 6—SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONS REPORTING

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: The Intergovernmental Panel on Climate Change reports that immediate and significant emissions reductions are required of all market sectors to stave off the worst consequences of climate change.1 In response to this climate crisis, investors are seeking transparent climate-related risk disclosures from companies, including greenhouse gas (GHG) emissions disclosures, to inform their investment decision-making.2
For most retailers, Scope 3 product-related value chain activities are the largest source of emissions.3 Product-related value chain emissions include “all the emissions generated to make the products that retailers sell (upstream emissions) and the emissions that customers create by using and ultimately disposing of the products that they purchase (downstream emissions).”4 Because they constitute a significant portion of retailers’ total emissions, meaningful efforts by retailers to reduce their contribution to systemic climate risk must address these product-related emissions.
Amazon does not meet this standard. It discloses product-related value chain GHG emissions only for its private label (i.e., Amazon-branded) products.5 However, Amazon states that “private brands sales represent only about 1% of our total sales.”6 Amazon therefore fails to disclose material emissions associated with 99% of the products sold on its retail platform.
Under the Greenhouse Gas Protocol, retail companies should count the emissions associated with all relevant products sold across the Company’s product portfolio.7 Peers Target and Walmart each disclose emissions from all product sales, not just their private label products.8 Disclosing the GHG emissions associated with only a fraction of a retailer’s product sales, as Amazon does, risks providing a misleading impression of the retailer’s total emissions and its exposure to climate-related risk.
By expanding disclosures to cover emissions from all of Amazon’s retail products – defined by the Company’s most recent 10-K as sales for which Amazon is the seller of record – the Company can mitigate risk across its product portfolio and demonstrate that its actions are responsive to climate regulations approved by California and the European Union. Increased emissions disclosures will prepare Amazon for growing mandatory reporting requirements and carbon pricing via carbon border adjustment mechanisms. More complete Scope 3 reporting will reduce Amazon’s exposure to reputational risk, increase the legitimacy of its climate targets, and position the Company to be prepared for and to maximize benefits from climate-related opportunities.

2
See Nominating and Corporate Governance Committee Charter, available at
https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

3
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

2025 Proxy Statement       37

SHAREHOLDER PROPOSALS
RESOLVED: Shareholders request that Amazon disclose all material Scope 3 greenhouse gas emissions associated with its retail sales.

1
https://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_FullVolume.pdf, p.20

2
https://www.sec.gov/files/33-11042-fact-sheet.pdf, p.1

3
https://nrf.com/blog/retailers-set-science-based-targets-address-climate-change

4
https://nrf.com/blog/retailers-set-science-based-targets-address-climate-change

5
https://sustainability.aboutamazon.com/2023-amazon-sustainability-report.pdf , p.11

6
https://www.congress.gov/116/meeting/house/110883/documents/HHRG-116-JU05-20200729-QFR052.pdf, p. 23-24

7
https://ghgprotocol.org/sites/default/files/2022-12/Chapter11.pdf, p.113

8
https://corporate.target.com/getmedia/e2d80340-eb9f-43a7-a84c-219280aa5ba4/2024-Sustainability-and-Governance-Report.pdf, p. 7, 12-14; https://corporate.walmart.com/content/dam/corporate/documents/esgreport/our-esg-priorities/2023%20CDP%20Climate%20Submission.pdf, p.65-71; https://revealnews.org/article/private-report-shows-how-amazon-drastically-undercounts-its-carbon-footprint/

End of Shareholder Proposal and Statement of Support
Shareholder: Longview Largecap 500 Index Fund
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 6

Why We Recommend You Vote Against This Proposal

•
We annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint.

•
We follow guidance from the GHG Protocol’s Corporate Accounting and Reporting Standard (the “GHG Protocol Corporate Standard”) in calculating our greenhouse gas emissions (including Scope 3 emissions). Our reported emissions are verified against the GHG Protocol Corporate Standard by independent third parties.

•
Consistent with the GHG Protocol Corporate Standard, we focus on accounting for and reporting those activities that are relevant to our business and goals, and for which we are able to obtain reliable information. For example, our carbon footprint includes emissions from Amazon-branded product manufacturing, such as Echo devices, Kindle e-readers, and Amazon Basics. We also account for emissions resulting from shipping products to Amazon warehouses, between warehouses, and outbound to our customers’ homes, Amazon lockers, and other pickup points.

•
The GHG Protocol Corporate Standard in fact recognizes that companies typically will not report emissions for all Scope 3 activities, including as a result of applying the principles of relevance, completeness, consistency, transparency, and accuracy. As such, we believe our approach to reporting our GHG emissions provides useful and reliable information, while the approach requested by the proposal of including emissions generated by the third-party manufacturing of all the products we sell would result in double-counting of emissions across companies.

We Already Calculate and Report on Our Carbon Emissions, Including Scope 3 Activities, in a Manner Consistent with External Reporting Standards
Consistent with the GHG Protocol Corporate Standard, we annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint.4 We have disclosed a detailed description of the comprehensive methodology underlying our emissions calculations as part of the publication of our Sustainability Report since 2019. Our approach to quantifying our carbon footprint reflects the complexity of our business and allows us to identify the most significant contributors of carbon emissions across Amazon and prioritize carbon reduction activities that we control and that we believe will have the greatest impact on lowering our footprint.
We follow guidance from the GHG Protocol Corporate Standard in calculating our greenhouse gas emissions (including Scope 3 emissions). Our reported emissions are verified against the GHG Protocol Corporate Standard by independent third

4
See https://sustainability.aboutamazon.com/carbon-methodology.pdf.

SHAREHOLDER PROPOSALS
parties, and we make the verification letters publicly available on our website.5 Consistent with the GHG Protocol Corporate Standard, we focus on accounting for and reporting those activities that are relevant to our business and goals, and for which we are able to obtain reliable information. For example, our carbon footprint includes emissions from Amazon-branded product manufacturing, such as Echo devices, Kindle e-readers, and Amazon Basics. We also account for emissions resulting from shipping products to Amazon warehouses, between warehouses, and outbound to our customers’ homes, Amazon lockers, and other pickup points.6 In addition, many products purchased by customers are sold by third-party selling partners who control and may report their own carbon emissions accounting. For those products, we account for the emissions generated by their transportation to customers when it is performed or paid for by Amazon.
The GHG Protocol Corporate Standard in fact recognizes that companies typically will not report emissions for all Scope 3 activities, including as a result of applying the principles of relevance, completeness, consistency, transparency, and accuracy. As such, we believe our approach to reporting our GHG emissions provides useful and reliable information as opposed to the approach requested by the proposal of including emissions generated by the third-party manufacturing of all the products we sell. Furthermore, we believe our approach is consistent with commentary of several of our large institutional investors that have expressed reservations over mandatory and prescriptive Scope 3 emissions reporting (in contrast to Scope 1 and Scope 2 emissions reporting), including due to the inherent complexity in calculating these emissions, the inevitable double-counting of emissions across companies, and the lack of direct control companies have over these emissions. Moreover, the GHG Protocol Corporate Standard also notes that due to company discretion in calculating Scope 3 emissions, “Scope 3 may not lend itself well to comparisons across companies.”7 The U.S. Securities and Exchange Commission also publicly acknowledged challenges with the current reliability and robustness of Scope 3 data when it decided not to adopt mandatory Scope 3 emissions reporting requirements.8 Given these concerns relating to Scope 3 emissions reporting, we do not believe additional Scope 3 reporting beyond our current public reporting would be useful or meaningful for our investors or other stakeholders.
We are continuing to improve our capture of more precise data on emissions from our own operations, and develop new models in support of our goals to reduce carbon emissions faster and more efficiently. We are also engaging with our suppliers to help reduce emissions from activities beyond our direct operations. Our Supply Chain Standards set forth our expectation that suppliers track, document, and, upon request, report greenhouse gas emissions to us. We have identified a list of the highest-emitting suppliers directly supporting our operations, collectively contributing more than 50% of emissions to our Scope 3 footprint, and expect them to provide a plan for how they intend to decarbonize their operations. We will continue to support businesses that are committed to decarbonizing by providing products and tools to track emissions and help decrease them, and will prioritize working with suppliers who are committed to decarbonization and reaching net-zero carbon emissions. In addition, we launched our “Amazon Sustainability Exchange”—a free, publicly available website that democratizes our guidelines, playbooks, science models, and other resources to help other companies make meaningful progress toward net-zero carbon emissions.9
We Remain Focused on Reducing Our Carbon Emissions
In 2019, we co-founded The Climate Pledge—a goal to reach net-zero carbon emissions across our operations by 2040, 10 years ahead of the Paris Agreement. We are proud that more than 550 companies across more than 55 industries and more than 45 countries have joined The Climate Pledge.10 In 2023, we reduced our absolute carbon emissions by 3%. In addition, our carbon intensity decreased for the fifth consecutive year, down 13% from 2022 to 2023,11 demonstrating how we are working to decouple emissions growth from business growth. We also reached our goal to match 100% of the electricity consumed by our global operations with renewable energy in 2023 (seven years ahead of the scheduled 2030 goal). Our progress toward a net-zero carbon business will not be linear, and each year as our various businesses grow and

5
See https://sustainability.aboutamazon.com/2023-ghg-verification-scope-1-2.pdf and https://sustainability.aboutamazon.com/2023-ghg-verification-
scope-3.pdf.

6
See https://sustainability.aboutamazon.com/carbon-methodology.pdf.

7
See The Greenhouse Gas Protocol, A Corporate Accounting and Reporting Standard, at 29, available at https://ghgprotocol.org/sites/default/files/standards/ghg-protocol-revised.pdf.

8
See The Enhancement and Standardization of Climate-Related Disclosures for Investors, SEC Release No. 34-99678, 256 (Mar. 26, 2024) (“[w]e are mindful of the potential burdens such a requirement could impose on registrants and other parties as well as questions about the current reliability and robustness of the data associated with Scope 3 emissions”).

9
See 2023 Amazon Sustainability Report at 13, available at https://sustainability.aboutamazon.com/2023-amazon-sustainability-report.pdf.

10
See https://www.aboutamazon.com/planet/climate-pledge.

11
See 2023 Amazon Sustainability Report at 11.

2025 Proxy Statement       39

SHAREHOLDER PROPOSALS
evolve, we expect to produce different results. These results will be influenced by significant changes to our business, investments in growth, and meeting the needs of our customers. Through it all, we will remain steadfast as we invent, adapt, and will our way to meeting The Climate Pledge goal.
In light of our initiatives and programs addressing climate change and our current public reporting on carbon emissions, including Scope 3 emissions, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting alternative emissions reporting.

ITEM 7—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS

Beginning of Shareholder Proposal and Statement of Support:
Report on Amazon’s climate commitments in context of data center growth
RESOLVED: Shareholders request that Amazon issue a report explaining how it will meet the climate change-related commitments it has made on greenhouse gas emissions, given the massively growing energy demand from artificial intelligence and data centers that Amazon is planning to build.
SUPPORTING STATEMENT:
Amazon plans massive data center expansion in the coming years – reportedly planning to spend almost $150 billion in the coming 15 years – anticipating a boom in artificial intelligence.1 Cloud computing is Amazon’s top source of profits,2 decisions related to data centers are vital to corporate strategy, and data center power poses particular risks. Data center power demand may more than double, from 1-2% of global power now to 3-4% by 2030 (though some analysis suggests a range of possible scenarios).3
Amazon has made high-profile climate commitments central to its corporate strategy. With its Climate Pledge, the company has committed to “net-zero carbon emissions by 2040” and “matching” 100% of the electricity it uses “with renewable energy by 2030”.4 Among the aims of the Pledge is “good jobs in green industries.”5
A number of factors raise concerns about Amazon’s ability to meet its climate commitments while expanding data centers for artificial intelligence. Can it achieve net-zero emissions by 2040? Amazon announced it has matched 100% of electricity used in 2023 with renewable energy; can it maintain this in future years given data center expansion plans?6
Utilities in a number of geographies are planning expansion of fossil power, or pushing back retirement dates, to meet data center demand. For example, Virginia has the world’s largest concentration of data centers, and Amazon Web Services “call[s] Virginia home”7. Utilities in the state are planning buildout of new gas plants to meet demand from data center growth. Utilities elsewhere are also keeping coal online to meet demand.8
As a central part of meeting energy demand going forward, Amazon has announced it will invest in small modular nuclear reactors – but these will not deliver power until the early 2030s, so they can not help meet Amazon’s growing power demands for the remainder of this decade.9
To meet its climate commitments, Amazon relies on renewable energy credits or certificates (RECs).10 But this approach faces new questions in the context of rapidly rising energy demand. For example, will the quantity of RECs purchased increase, and will a sufficient amount be available going forward? How will time and location of use change, and does growing demand impact additionality?

SHAREHOLDER PROPOSALS
Amazon’s investors would benefit from analysis that explains how the company will tackle the above concerns.

1
https://www.bloomberg.com/news/articles/2024-03-28/amazon-bets-150-billion-on-data-centers-required-for-ai-boom

2
https://www.seattletimes.com/business/amazon/amazon-reports-13-5-billion-profit-in-second-quarter-driven-by-aws/

3
https://www.goldmansachs.com/insights/articles/AI-poised-to-drive-160-increase-in-power-demand, https://iea.blob.core.windows.net/assets/02b65de2-1939-47ee-8e8a-4f62c38c44b0/WorldEnergyOutlook2024.pdf

4
https://www.aboutamazon.com/planet/climate-pledge

5
https://www.theclimatepledge.com/us/en/History

6
https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-goal

7
https://www.vpm.org/news/2024-11-14/meta-google-amazon-dominion-energy-data-centers-virginia-power-demand, https://www.aboutamazon.com/news/aws/aws-commitment-to-virginia

8
https://www.powermag.com/power-demand-from-data-centers-keeping-coal-fired-plants-online/, https://www.washingtonpost.com/climate-environment/2024/11/19/ai-cop29-climate-data-centers/

9
https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero, https://apnews.com/article/climate-data-centers-amazon-google-nuclear-energy-e404d52241f965e056a7c53e88abc91a

10
https://sustainability.aboutamazon.com/renewable-energy-methodology.pdf, https://sustainability.aboutamazon.com/2023-renewable-energy-assurance.pdf

End of Shareholder Proposal and Statement of Support
Shareholder: Emily Cunningham
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 7

Why We Recommend You Vote Against This Proposal

•
We remain focused on meeting our climate goals, and we already provide regular, public updates on our progress, initiatives, and work to meet our goals, including our efforts to reduce the carbon footprint of artificial intelligence (“AI”) workloads and to make our new data centers more sustainable. Our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.

•
In 2023, we reduced our absolute carbon emissions by 3%. In addition, our carbon intensity decreased for the fifth consecutive year, down 13% from 2022 to 2023, demonstrating how we are working to decouple emissions growth from business growth.

•
We have made great progress and are continuing to work at increasing the energy efficiency of our data centers, including through advances in cooling efficiency, hardware design, and data management strategy optimization.

•
We are working to decrease the carbon footprint of our data centers, including by using carbon-free sources of energy (including wind and solar power, as well as nuclear energy), using lower-carbon alternatives for building construction, and increasing operational efficiency.

We Remain Focused on Meeting Our Climate Goals, and We Already Provide Regular, Public Updates on Our Progress and Initiatives
In 2019, we co-founded The Climate Pledge—a goal to reach net-zero carbon emissions across our operations by 2040, 10 years ahead of the Paris Agreement.12 As part of The Climate Pledge, we already provide regular, public updates on our progress, initiatives, and work in pursuit of our net zero goals, including our efforts to reduce the carbon footprint of AI workloads and to make our new data centers more sustainable, as detailed further below. When we set our goals, we did so with the expectation that our operations would continue to grow. Our progress toward a net-zero carbon business will not be linear, and each year as our various businesses grow and evolve, we expect to produce different results. These results will be influenced by significant changes to our business, investments in growth, and meeting the needs of our customers. Our current public reporting already addresses the specific challenges highlighted by this proposal and makes the report requested in the proposal unnecessary.

12
See https://www.aboutamazon.com/planet/climate-pledge.

2025 Proxy Statement       41

SHAREHOLDER PROPOSALS
In 2023, we reduced our absolute carbon emissions by 3%. In addition, our carbon intensity decreased for the fifth consecutive year, down 13% from 2022 to 2023,13 demonstrating how we are working to decouple emissions growth from business growth. We also reached our goal to match 100% of the electricity consumed by our global operations (including our data centers) with renewable energy in 2023, seven years ahead of the original target of 2030.14
We have more than 600 renewable energy projects all around the world, and the majority of the utility-scale projects we invest in connect to grids where we have operations, including our data center regions. Additionally, we have been the world’s largest corporate purchaser of renewable energy for five years running.15
We Have Made Great Progress and Are Continuing to Work at Increasing the Energy Efficiency of Our Data Centers
AWS is committed to innovating in every area of our global infrastructure to help increase efficiency and minimize environmental impact. We reached a global power usage effectiveness (“PUE”) rating for our data centers of 1.15 in 2023, with the best-performing site registering a PUE rating of 1.04 (a lower PUE indicates a more efficient data center, and a PUE score of 1.0 is perfect).16
We are focused on optimizing the performance and energy efficiency associated with running complex AI workloads. To optimize performance and energy consumption when running complex AI workloads like large language models, AWS has developed purpose-built silicon like the AWS Trainium chip and AWS Inferentia chip. These are designed to achieve significantly higher throughput than comparable accelerated compute instances, enabling AWS to more efficiently execute AI models at scale while reducing the carbon footprint for similar workloads and enhancing performance per watt of power consumption.17 In December 2024, we announced new data center components that are designed to support the next generation of AI innovation and customers’ evolving needs while creating data centers that are more energy efficient. These components will enable AWS to deliver 12% more compute power per site for customer workloads and will reduce the overall number of data centers needed to deliver the same amount of compute capacity.18 The components include more efficient cooling systems that are expected to reduce mechanical energy consumption by up to 46% compared to the previous design during peak cooling conditions, without increasing water usage on a per-megawatt basis.19
As AWS builds new data centers, we seek the optimal balance between energy and water use. AWS is increasing the use of free-air cooling systems that cool servers with outside air, which can help avoid the need for energy-intensive compressor-based cooling systems throughout much of the year.20 Even during peak summer temperatures, our data centers can utilize direct evaporative cooling, which uses water to cool the air and remove heat from servers, and AWS uses real-time data to adapt to weather conditions.21 Balancing our water and energy efficiency practices is one of the reasons why AWS, at the end of 2023, was more than 40% of the way toward meeting its goal of being water positive by 2030, returning more water to communities than it uses in its direct operations.22 Furthermore, in 2023, 100% of the electricity consumed by 22 AWS data center regions was matched with renewable energy sources, up from 19 regions in 2022.23
AWS also provides tools and guidance to its customers to enable them to promote efficiencies through their data management strategies. This includes keeping active “hot” data separate from inactive “cold” data sets using AWS’s fully managed storage services and assisting customers with optimizing their data replication processes by reducing replication size and throughput requirements, resulting in decreased energy consumption and carbon emissions.24
We Are Working to Reduce Carbon Emissions from Our Data Centers
In addition to increasing our energy efficiency, we are working to reduce the carbon emissions from our data centers. Our efforts include diversifying our energy portfolio with additional reliable carbon-free sources of energy, like nuclear power. In 2024, we also announced three new agreements to support the development of nuclear energy projects, including enabling the construction of several new small modular reactors (“SMRs”). SMRs are an advanced kind of nuclear reactor with a smaller

13
See 2023 Amazon Sustainability Report at 11, available at https://sustainability.aboutamazon.com/2023-amazon-sustainability-report.pdf.

14
See 2023 Amazon Sustainability Report at 24.

15
See https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-solar-wind-nuclear-climate-change.

16
See https://sustainability.aboutamazon.com/products-services/aws-cloud.

17
See https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload.

18
See https://press.aboutamazon.com/2024/12/aws-announces-new-data-center-components-to-support-ai-innovation-and-further-improve-energy-efficiency.

19
See https://press.aboutamazon.com/2024/12/aws-announces-new-data-center-components-to-support-ai-innovation-and-further-improve-energy-efficiency.

20
See 2023 Amazon Sustainability Report at 19.

21
See 2023 Amazon Sustainability Report at 19; https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload.

22
See 2023 Amazon Sustainability Report at 40.

23
See 2023 Amazon Sustainability Report at 26.

24
See https://www.aboutamazon.com/news/aws/aws-carbon-footprint-ai-workload.

SHAREHOLDER PROPOSALS
physical footprint, allowing them to be built closer to the grid. They also have faster build times than traditional reactors, allowing them to come online sooner.25 Additionally, we are continuing our efforts to preserve existing nuclear reactors. For example, we have an agreement to co-locate one of our data center facilities next to a nuclear facility in Pennsylvania, which will directly power our data centers with carbon-free energy and help to preserve the existing nuclear reactor.26
We are also pursuing the use of renewable diesel fuel. Our new data center components announced in December 2024 include backup generators that can be powered by renewable diesel fuel, which can reduce greenhouse gas emissions by up to 90% over the fuel’s lifecycle when compared to fossil diesel fuel.27
Another way we are reducing carbon emissions in our data centers is by decreasing the embodied carbon associated with our infrastructure. In 2023, AWS built 36 data centers with lower-carbon concrete, an increase from 16 in 2022, and in 2024, AWS updated its design standards to require the use of concrete with 35% less embodied carbon than the industry average in new data centers around the world.28 In addition to using lower-carbon concrete, AWS has begun incorporating higher-strength structural steel into its data center structural designs, which has reduced steel content by 70 tons for each two-story data center and 137 tons for each three-story data center, and decreased emissions by 63 and 124 metric tons of carbon dioxide equivalent, respectively.29 In 2023, AWS built 31 data centers with lower-carbon steel, an increase from 10 in 2022.30 Using lower-carbon steel and concrete allowed AWS to avoid over 46,700 metric tons of carbon dioxide equivalent in 2023.31 We are also investing in lower-carbon concrete and steel technologies through the Climate Pledge Fund, which is a $2 billion venture investment program supporting the development of more sustainable technologies and services to enable us to meet our net-zero carbon goal.32
Finally, we aim to minimize waste from our data centers by enhancing our circular economy strategy. When we use equipment for as long as operationally efficient, we reduce the carbon footprint associated with manufacturing and using new hardware, while also avoiding unnecessary waste. Our re:Cycle Reverse Logistics hubs help recover our data center hardware and extend its life. As of December 2024, more than 99% of all AWS securely decommissioned racks that were sent to these hubs were diverted from landfills and have been reused by AWS, sold into the secondary market for reuse, or recycled. These hubs have enabled AWS to source 13% of spare parts from its own reuse inventory.33
In light of our progress and initiatives addressing climate change, including our work to increase the energy efficiency of and reduce carbon emissions from our data centers, and our current public reporting on these topics, we believe that the report requested in this proposal is unnecessary. Therefore, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on impact of data centers on climate commitments.

ITEM 8—SHAREHOLDER PROPOSAL REQUESTING AN ASSESSMENT OF BOARD STRUCTURE FOR OVERSIGHT OF AI

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Stockholders urge the Board of Directors of Amazon.com, Inc. (the “Company”) to commission an independent, third-party assessment of the Board of Directors and its Board committee structure in providing oversight of human rights risks associated with Artificial Intelligence (“AI”). The assessment, prepared at reasonable cost and omitting legally privileged, confidential, or proprietary information, should be publicly disclosed on the Company’s website.

25
See https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero.

26
See https://www.aboutamazon.com/news/sustainability/amazon-nuclear-small-modular-reactor-net-carbon-zero.

27
See https://press.aboutamazon.com/2024/12/aws-announces-new-data-center-components-to-support-ai-innovation-and-further-improve-energy-efficiency.

28
See 2023 Amazon Sustainability Report at 19.

29
See 2023 Amazon Sustainability Report at 19.

30
See 2023 Amazon Sustainability Report at 19.

31
See 2023 Amazon Sustainability Report at 19.

32
See https://www.aboutamazon.com/news/sustainability/aws-decarbonizing-construction-data-centers.

33
See https://www.aboutamazon.com/news/aws/aws-data-center-ai-circularity.

2025 Proxy Statement       43

SHAREHOLDER PROPOSALS
SUPPORTING STATEMENT:
The development and deployment of AI technology has resulted in a range of human rights risks to employees, customers, communities and the public at large.1 In light of our Company’s leading role in the development and deployment of AI, we believe that our Company needs to ensure that its AI systems do not cause or contribute to violations of internationally recognized human rights. According to the United Nations’ High Commissioner for Human Rights:
AI has the potential to strengthen authoritarian governance. It can operate lethal autonomous weapons. It can form the basis for more powerful tools of societal control, surveillance, and censorship. Facial recognition systems, for example, can turn into mass surveillance of our public spaces, destroying any concept of privacy. AI systems that are used in the criminal justice system to predict future criminal behaviour have already been shown to reinforce discrimination and to undermine rights, including the presumption of innocence.2
For example, the use of AI to make human resource decisions may lead to unlawful employment discrimination. In 2018, our Company reportedly scrapped an experimental AI hiring tool that had taught itself that male candidates were preferable to female candidates.3 Military and police applications of AI technology can also raise human rights concerns. In 2021, our Company reportedly took over a Department of Defense contract for an AI system to analyze military drone footage after Google dropped the project due to protests by Google employees.4
While we appreciate the steps that our Company has taken to establish ethical guidelines for the responsible use of AI, we believe that an independent, third-party assessment of the Board of Directors oversight of human rights risks associated with AI will provide shareholders with transparency regarding the Company’s corporate governance procedures related to AI and may provide additional recommendations to strengthen the Company’s responsible AI policies.
For these reasons, we urge you to vote FOR this proposal.

1
United Nations Office of the High Commissioner for Human Rights, “Taxonomy of Human Rights Risks Connected to Generative AI,” November 2, 2023, https://www.ohchr.org/sites/default/files/documents/issues/business/b-tech/taxonomy-GenAI-Human-Rights-Harms.pdf; U.S. Department of State, “Risk Management Profile for Artificial Intelligence and Human Rights,” July 25, 2024, https://www.state.gov/risk-management-profile-for-ai-and-human-rights/.

2
United Nations Office of the High Commissioner for Human Rights, “Artificial intelligence Must Be Grounded In Human Rights, Says High Commissioner,” July 12, 2023, https://www.ohchr.org/en/statements/2023/07/artificial-intelligence-must-be-grounded-human-rights-says-high-commissioner.

3
Reuters, “Insight - Amazon Scraps Secret AI Recruiting Tool That Showed Bias Against Women,” October 11, 2018, https://www.reuters.com/article/us-amazon-com-jobs-automation-insight-idUSKCN1MK08G/.

4
Data Center Dynamics, “Amazon and Microsoft picked up $50m in US military drone surveillance contracts, following Google dropping Project Maven,” September 8, 2021, https://www.datacenterdynamics.com/en/news/amazon-and-microsoft-picked-up-50m-in-us-military-drone-surveillance-
contracts-following-google-dropping-project-maven/.

End of Shareholder Proposal and Statement of Support
Shareholder: AFL-CIO Equity Index Funds, represented by Segal Marco Advisors

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 8

Why We Recommend You Vote Against This Proposal

•
We are committed to, and are a leader in, the responsible development and use of artificial intelligence and machine learning, including technologies like foundation models and generative artificial intelligence (collectively, “AI”). For example, our commitment to responsible AI has eight core dimensions that include privacy and security, safety, fairness, and transparency.

•
We also believe collaboration among companies, governments, researchers, and the AI community is critical to foster the development of AI that is safe, responsible, and trustworthy. To that end, we have closely collaborated with efforts such as the G7 AI Hiroshima Process Code of Conduct and the AI Safety Summits in the UK and Seoul, and in May 2024, we joined the Frontier Model Forum to help advance AI safety.

•
Our Board has the proper composition to effectively oversee human rights risks associated with AI and, together with the Board committees, already provides active, informed, and appropriate oversight of human rights and other risks associated with AI.

•
Shareholders already have spoken on this topic as the focus of this proposal—Board oversight of AI-associated risks—is substantially the same as the proposal submitted last year by this proponent, which received less than 10% support. Just as last year’s proposal requesting a separate Board committee to oversee risks solely relating to AI technology was redundant and inefficient, we believe that commissioning a third-party report on oversight of these risks requested by this year’s proposal would not be a prudent use of our resources or provide meaningful information to our shareholders and is unnecessary in light of our Board’s active engagement and experience with these topics.

We Are Committed to, and Are a Leader in, the Responsible Development and Use of AI
Our commitment to the responsible development and use of AI is backed by our actions. We have announced new tools, partnerships, scientific research, and testing to improve the safety, security, and transparency of our AI services and models34 and have described ways we are transforming responsible AI from theory into practice and promoting the safe and responsible development of AI as a force for good.35 Our work implementing responsible AI has continued to evolve as technology moves forward, and we remain dedicated to making our customers’ lives better while also establishing and implementing appropriate safeguards.
In addition, our commitment to responsible AI has eight core dimensions: (i) privacy and security (i.e., data and models should be appropriately obtained, used, and protected); (ii) safety (i.e., misuse and harmful system outputs should be deterred); (iii) fairness (i.e., results should be of consistent quality across different groups of stakeholders); (iv) veracity and robustness (i.e., the system should produce the correct outputs, even when it encounters unexpected or adversarial inputs); (v) explainability (i.e., system outputs should be explainable and understandable); (vi) controllability (i.e., the system should include mechanisms for monitoring and steering its behavior); (vii) governance (i.e., best practices should be incorporated into the AI supply chain, which includes both providers and deployers); and (viii) transparency (i.e., stakeholders should be able to make informed choices about their engagement with the AI system).36 For example, these dimensions inform design objectives that guide our decision-making during model development and help to align our human values in this space as we build our services, engage with customers, and drive innovation.
Our AWS Responsible AI Policy explicitly prohibits the use of AWS AI services, features, and functionality: (1) for intentional disinformation or deception; (2) to violate the privacy rights of others, including unlawful tracking, monitoring, and identification; (3) to depict a person’s voice or likeness without their consent or other appropriate rights, including unauthorized impersonation and non-consensual sexual imagery; (4) for harm or abuse of a minor, including grooming and child sexual exploitation; (5) to harass, harm, or encourage the harm of individuals or specific groups; (6) to intentionally circumvent safety filters and functionality or prompt models to act in a manner that violates our policies; or (7) to perform a lethal function

34
See https://aws.amazon.com/blogs/machine-learning/a-progress-update-on-our-commitment-to-safe-responsible-generative-ai/.

35
See https://aws.amazon.com/ai/responsible-ai/.

36
See https://www.amazon.science/blog/amazon-nova-and-our-commitment-to-responsible-ai.

2025 Proxy Statement       45

SHAREHOLDER PROPOSALS
in a weapon without human authorization or control.37 In addition, the AWS Responsible AI Policy provides that customers using AI services to make consequential decisions impacting a person’s fundamental rights, health, or safety must evaluate the potential risks of their use cases and implement appropriate human oversight, testing, and other use case-specific safeguards to mitigate such risks.
We have launched numerous internal and external offerings, tools, and mechanisms that support responsible AI. For example, in April 2024, we announced the general availability of Guardrails for Amazon Bedrock and Model Evaluation in Amazon Bedrock to make it easier to introduce safeguards, prevent harmful content, and evaluate models against key safety and accuracy criteria.38 In July 2024, we launched contextual grounding check in Guardrails for Amazon Bedrock, which enables customers to detect hallucinations in model responses that are not grounded in enterprise data or are irrelevant to the users’ queries.39 Also in July, we announced an application programming interface (“API”) for Guardrails for Amazon Bedrock, which is designed to allow customers to apply standardized and consistent safeguards for all of their generative AI applications built using any self-managed (custom) or third-party foundation models, regardless of the underlying infrastructure. To help reduce the spread of disinformation, all images generated by Amazon Titan Image Generator contain an invisible watermark by default. Titan Image Generator is designed to be tamper-resistant, helping increase transparency around AI-generated content and reduce the spread of disinformation. We also introduced a new API preview in Amazon Bedrock that checks for the existence of this watermark and helps confirm whether an image was generated by Titan Image Generator.40 Further, in December 2024, we introduced Amazon Nova, a new family of foundation models built using reinforcement learning and supervised fine-tuning to align model behavior, as well as integrated safety measures and protections like guardrail models and image watermarking.41 We also provide resources such as AWS AI Service Cards, a form of transparency documentation that helps AWS customers understand AWS’ AI and machine learning services’ limitations and responsible AI best practices, so they can build their AI applications more safely and evaluate models against key safety and accuracy criteria.42
We also believe collaboration among companies, governments, researchers, and the AI community is critical to foster the development of AI that is safe, responsible, and trustworthy. To date, we have published or funded more than 500 research papers, studies, and scientific blogs on responsible AI.43 We closely collaborated with efforts such as the publication of a roadmap for AI policy from U.S. senators, the G7 AI Hiroshima Process Code of Conduct, and the AI Safety Summits in the UK and Seoul, and we committed to these important standards and frameworks that advance innovation and safety. In February 2024, Amazon joined the U.S. Artificial Intelligence Safety Institute Consortium, established by the National Institute of Standards and Technology (“NIST”), and in May 2024, we joined the Frontier Model Forum to help advance AI safety.44 Amazon is collaborating with NIST to establish a new measurement science to enable the identification of scalable, interoperable measurements and methodologies to promote development of trustworthy AI.45 Additionally, in November 2024, AWS became the first major cloud service provider to announce ISO/IEC 42001 accredited certification for AI services, covering Amazon Bedrock, Amazon Q Business, Amazon Textract, and Amazon Transcribe. ISO/IEC 42001 is an international management system standard that outlines requirements and controls for organizations to promote the responsible development of AI systems.46
Finally, as we navigate the transformative potential of these technologies, we believe that education is the foundation for realizing their benefits while mitigating risks. Amazon employees have spent tens of thousands of training hours since July 2023, covering a range of critical topics like risk assessments, as well as deep dives into complex considerations surrounding fairness, privacy, and model explainability. As part of Amazon’s “AI Ready” initiative to provide free AI skills

37
Available at https://aws.amazon.com/ai/responsible-ai/policy/.

38
See https://aws.amazon.com/blogs/machine-learning/a-progress-update-on-our-commitment-to-safe-responsible-generative-ai/.

39
See https://aws.amazon.com/blogs/aws/guardrails-for-amazon-bedrock-can-now-detect-hallucinations-and-safeguard-apps-built-using-custom-or-
third-party-fms/.

40
See https://aws.amazon.com/blogs/aws/amazon-titan-image-generator-and-watermark-detection-api-are-now-available-in-amazon-bedrock/.

41
See https://www.amazon.science/blog/amazon-nova-and-our-commitment-to-responsible-ai.

42
See https://aws.amazon.com/ai/responsible-ai/resources/.

43
See https://www.aboutamazon.com/news/policy-news-views/amazon-responsible-ai.

44
See https://aws.amazon.com/blogs/publicsector/responsible-ai-for-mission-based-organizations.

45
See https://www.aboutamazon.com/news/policy-news-views/amazon-joins-us-artificial-intelligence-safety-institute-to-advance-responsible-ai.

46
See https://aws.amazon.com/blogs/machine-learning/aws-achieves-iso-iec-420012023-artificial-intelligence-management-system-accredited-certification.

SHAREHOLDER PROPOSALS
training to two million people globally by 2025, we have launched new free training courses about safe and responsible AI use on our digital learning centers.47
Our Board’s Composition and Board Committee Structure Already Provide Active, Informed, and Appropriate Oversight of Human Rights and Other Risks Associated with AI
We are committed to conducting our business in a lawful and responsible manner and have codified our commitment to human rights in our Amazon Global Human Rights Principles.48 Consistent with this, our current Board and Board committee structure already provides active, informed, and appropriate oversight of human rights and other risks, including those associated with AI.
Our Board includes directors with direct and deep knowledge of AI, technological innovation, risk management within a large and evolving corporation, and human rights considerations. The Board has had many presentations and active discussions on the role and implications of AI for the Company as well as for society, including reviews of our AI technologies as part of its oversight of various aspects of our business, related risks, and strategies for addressing them. In addition, the Nominating and Corporate Governance Committee charter specifically gives it responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.49 In this capacity, the Nominating and Corporate Governance Committee, which includes directors with experience in emerging technologies, human rights, and public policy, oversees and reviews human rights aspects of Amazon’s technologies, products, and services. These reviews focus on the actual operation and use of Amazon technologies, potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns. In fact, the Nominating and Corporate Governance Committee recently reviewed Amazon’s global approach to responsible AI development and AI governance.
Similarly, the charter for the Leadership Development and Compensation Committee, which includes directors with experience in human capital management, AI, and emerging technologies, specifically confirms that it is responsible for overseeing and monitoring our strategies and policies related to human capital management within our workforce, including with respect to policies on non-discrimination in employment, our workplace environment and safety, and corporate culture.50 The Audit Committee, which includes directors with experience in emerging technologies and risk management within large and evolving corporations, is responsible for overseeing our risk assessment and risk management policies.51 These committees regularly meet with, and receive updates from, management on Amazon’s policies, practices, and initiatives relating to the use of technology, including AI, across our operations.
Our existing Board composition and committee structure has supported and facilitated our management of risks associated with the development and use of a wide range of technologies, including AI and AI-related human rights and human capital risks. Moreover, our Board committees already responsible for particular types of risks—such as human rights or human capital risks—also have oversight responsibility for any additional risks associated with AI in those contexts. Our Board believes this is an effective oversight structure for us given the range of products and services that we provide to customers and the scope and variety of our operations.
This Proposal Is Substantially the Same as the Proposal Submitted Last Year by This Proponent and Rejected by Shareholders
Notably, shareholders already have spoken on this topic as the focus of this proposal—Board oversight of AI-associated risks—is substantially the same as the proposal submitted last year by this proponent, which received less than 10% support. While this year’s iteration is framed as a request for a report, the thrust is the same: whether our Board is effectively overseeing risks associated with AI. Just as last year’s proposal requesting a separate Board committee to oversee risks solely relating to AI technology was redundant and inefficient, we believe that commissioning a third-party report on oversight requested by this year’s proposal would not be a prudent use of our resources or provide meaningful information to our shareholders and is unnecessary in light of our Board’s active engagement and experience with these topics. Given Amazon’s

47
See https://aws.amazon.com/blogs/machine-learning/a-progress-update-on-our-commitment-to-safe-responsible-generative-ai/.

48
See https://sustainability.aboutamazon.com/human-rights/principles.

49
See Nominating and Corporate Governance Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

50
See Leadership Development and Compensation Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/leadership-development-and-compensation-committee/default.aspx.

51
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

2025 Proxy Statement       47

SHAREHOLDER PROPOSALS
existing oversight mechanisms for addressing the specific risks raised in this proposal, our disclosure of the Board and its committees’ role and activities in overseeing these risks, and our commitment and transparency around responsibly addressing risks associated with AI, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an assessment of Board structure for oversight of AI.

ITEM 9—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into oceans could nearly triple by 2040.1
The growing plastic pollution crisis poses increasing risks to Amazon. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of packaging they produce.2 Governments around the world are increasingly enacting such policies, including five new state laws that impose fees on corporations for single-use plastic (SUP) packaging.3 The European Union has banned ten SUP pollutants and taxed some non-recycled plastic packaging.4 A French law requires 10% of packaging be reusable by 2027 and Portugal requires 30% reusable packaging by 2030.5 Additionally, consumer demand for sustainable packaging is increasing.6
Pew Charitable Trusts’ groundbreaking study, Breaking the Plastic Wave (“Pew Report”), concluded that improved recycling alone is insufficient to address plastic pollution—instead, recycling must be coupled with reductions in use, materials redesign, and substitution.7 The Pew Report finds that the greatest opportunity to reduce or eliminate plastic lies with flexible plastic packaging, often used for chips, sweets, and condiments among other uses, and virtually unrecyclable in America. With innovation, redesign, and substitution, 26 million metric tons of flexibles can be avoided globally.8
The Company markets more than 100 brands of consumer goods, food, and beverages, many of which are packaged in flexible plastic. Its Whole Foods subsidiary and Happy Belly brand sell numerous goods in flexible multi-layer packaging that cannot be routinely recycled. The Company is also notably absent from participation in the largest pre-competitive corporate initiative to address plastic pollution, the New Plastics Economy Global Commitment. Competitors, including Walmart and Target, have adopted goals to make plastic packaging recyclable, reusable, or compostable by 2025, while Amazon has not.
Our Company could avoid regulatory, environmental, and competitive risks by adopting a comprehensive approach to addressing flexible plastic packaging use at scale.
RESOLVED: Shareholders request that the Board issue a report, at reasonable expense and excluding proprietary information, describing how Amazon could address flexible plastic packaging in alignment with the findings of the Pew Report, or other authoritative sources, to reduce its contribution to plastic pollution.
SUPPORTING STATEMENT: The report should, at Board discretion:
•
Assess the reputational, financial, and operational risks associated with continuing to use non-recyclable plastic packaging while plastic pollution grows;

•
Evaluate actions to achieve fully recyclable packaging including elimination and accelerated research into innovative reusable substitution; and

•
Describe opportunities to pre-competitively work with peers to research and develop reusable packaging as an alternative to single-use packaging.

1
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.4

2
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9

3
https://www.packworld.com/sustainable-packaging/recycling/article/22922253/ameripen-shares-key-lessons-from-early-epr-adopters

4
https://environment.ec.europa.eu/topics/plastics/single-use-plastics_en

SHAREHOLDER PROPOSALS
5
https://www.greenpeace.org/international/story/51843/plastics-reuse-and-refill-laws

6
https://www.shorr.com/resources/blog/the-2022-sustainable-packaging-consumer-report/

7
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.9

8
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.51;
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave_mainreport.pdf, p.51

End of Shareholder Proposal and Statement of Support
Shareholder: As You Sow Foundation Fund, represented by As You Sow
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 9

Why We Recommend You Vote Against This Proposal

•
We already publicly report on the amount of single-use plastic, including flexible plastic, being used across our global operations network to ship orders to customers.

•
We have continued to take steps to reduce single-use plastics in our outbound packaging. Our average plastic packaging weight per shipment decreased by 9% in 2023 across our global operations network, building on the over 17% reduction achieved in 2022. Since 2020, we have avoided the use of 80,500 metric tons of plastic packaging globally. In addition, in December 2023, two-thirds of our shipments in North America included Amazon-added plastic delivery packaging and, by December 2024, we reduced this to one-third.

•
As of October 2024, we removed all plastic air pillows from our delivery packaging used at our global fulfillment centers, our biggest reduction in plastic packaging in North America to date. As part of this transition, we were able to quickly expand our use of paper filler made from 100% recycled content across North America. In addition, during 2023, we continued to expand recyclable paper padded bag use across the U.S. and Canada, replacing 99.7% of harder-to-recycle padded bags that contain both plastic and paper. We have also retrofitted more than 120 of our automated packing machines that made plastic bags to now create made-to-fit paper bags across the U.S. We implemented this in more than 20 fulfillment centers, helping us avoid more than 130 million plastic bags this year. During 2022, in Europe, we replaced our single-use plastic outbound packaging with 100% recyclable paper and cardboard packaging in our fulfillment network.

•
Additionally, we have innovated and invested in technologies, processes, and materials that since 2015 have helped reduce the weight of the packaging per shipment by 43% on average and avoided more than 3 million metric tons of packaging material. In 2023, we shipped 12% of our orders globally without any additional Amazon packaging.

•
Whole Foods Market is currently working toward making 100% of its own packaging, including private label and in-store food service packaging, reusable, recyclable, or compostable.

We Are Committed to Protecting the Planet and Recognize the Importance of Reducing Plastic Waste
We are committed to protecting the planet and recognize the importance of reducing plastic waste by promoting reusable and recyclable packaging. As described in more detail below, we have made progress in four primary areas in our efforts to reduce our use of plastics: (1) plastics for products we repackage for delivery, (2) plastics in packaging for products manufactured by other companies that we sell to our customers, (3) plastics in physical stores, primarily our grocery business, and (4) plastics in Amazon devices and our private label products.
In contrast to consumer-packaged goods companies, our greatest impact comes from reducing our use of plastic for products repackaged for delivery. To that end, we are rapidly making progress to significantly reduce our use of single-use plastic, including flexible plastic packaging. To measure our progress, we publicly report each year on the amount of single-use plastic being used across our global operations network to ship orders to customers.52
Products Repackaged for Delivery
We seek to increase recycling rates for Amazon packaging and strive to enable curbside recyclability where available. We also continue to take steps to reduce single-use plastics in our outbound packaging. Our average plastic packaging weight

52
See Amazon 2023 Sustainability Report at 32, available at https://sustainability.aboutamazon.com/2023-sustainability-report.pdf.

2025 Proxy Statement       49

SHAREHOLDER PROPOSALS
per shipment decreased by 9% in 2023 across our global operations network, building on the over 17% reduction achieved in 2022.53 Since 2020, we have avoided the use of 80,500 metric tons of plastic packaging globally.54 In addition, in December 2023, two-thirds of our shipments in North America included Amazon-added plastic delivery packaging and, by December 2024, we reduced this to one-third.
In cases where we cannot eliminate the packaging materials altogether, we are exploring replacing plastics with existing alternative material options that are more readily recyclable today, such as paper-based packaging. For example, as of October 2024, we have removed all plastic air pillows from our delivery packaging used at our global fulfillment centers, our biggest reduction in plastic packaging in North America to date. As part of this transition, we were able to quickly expand our use of paper filler made from 100% recycled content across North America.55 In addition, during 2023, we continued to expand recyclable paper padded bag use across the U.S. and Canada, replacing 99.7% of harder-to-recycle padded bags that contain both plastic and paper. We have also retrofitted more than 120 of our automated packing machines that made plastic bags to now create made-to-fit paper bags across the U.S. We implemented this in more than 20 fulfillment centers, helping us avoid more than 130 million plastic bags this year. During 2022, in Europe, we replaced our single-use plastic outbound packaging with 100% recyclable paper and cardboard packaging in our fulfillment network.
Products Manufactured by Other Companies
Most of the products we sell are manufactured by other companies. We recognize that we can help manufacturers reduce their use of plastics and have partnered with them to scale sustainable packaging development across our supply chain. For example, our industry leading Ships in Product Packaging (“SIPP”) program financially incentivizes manufacturers to package their products in easy-to-open, 100% recyclable packaging, including plastics. The SIPP program also allows us to ship products in their own containers, eliminating all additional packaging material for these products, including plastics. Through the SIPP program and related packaging design and testing services, we have helped manufacturers develop more sustainable packaging. We also use machine learning to identify products that can easily qualify for the program and reach out to selling partners to get them certified. In 2023, we shipped 12% of our packages globally without additional Amazon packaging, including 13% of shipments in the U.S. and Canada (up from 12% in 2022) and 9% of shipments in Europe (up from 7% in 2022).56 Initially, the program was primarily offered to vendors, but in February 2024 we expanded the program to allow sellers to participate when using Amazon’s fulfillment network in North America and Europe. In 2024, nearly 4 million seller products were certified to ship in their own product packaging through seller engagement, machine learning, and product testing that helps identify qualifying products. We continue to expand this program across the globe.57
Over the last several years, investment in this sort of innovation as well as other technologies, processes, and materials have helped reduce the weight of our packaging per shipment by 43% on average and avoided more than 3 million metric tons of packaging material since 2015.58 To further incentivize sustainability efforts, we also partner with brands, vendors, and manufacturers through our Climate Pledge Friendly program, which helps customers discover and shop for more-sustainable products. There are currently more than 1,400,000 products available through the Climate Pledge Friendly program (up from 550,000 in 2022),59 with every product having one or more of over 50 qualifying sustainability certifications that help preserve the natural world, including our own Compact by Design, Plant-Based Fiber Blended, and Pre-owned Certified.60

53
See Amazon 2023 Sustainability Report at 32; see also https://www.aboutamazon.com/news/sustainability/how-amazon-is-reducing-packaging. This metric is based on the total weight of single-use plastic packaging (in metric tons) from Amazon-owned and operated global fulfillment operations, including both Amazon-sold and third-party seller products fulfilled by Amazon. This includes plastic packaging used in shipments across Amazon’s fulfillment operations globally, including Amazon Grocery Logistics shipments. The weight is calculated using actual shipment data multiplied by packaging weights, or through procurement data for Amazon-added plastic protective materials. The metric excludes adhesives, tape, labels, and third-party packaging not added by Amazon.

54
See https://sustainability.aboutamazon.com/environment/packaging.

55
See https://www.aboutamazon.com/news/sustainability/how-amazon-is-reducing-packaging.

56
See Amazon 2023 Sustainability Report at 30.

57
See https://www.aboutamazon.com/news/sustainability/how-amazon-is-reducing-packaging.

58
See Amazon 2023 Sustainability Report at 29; see also https://www.aboutamazon.com/news/sustainability/how-amazon-is-reducing-packaging.

59
See Amazon 2023 Sustainability Report at 58 and 63; see also https://www.amazon.com/b?ie=UTF8&node=24066636011.

60
See Amazon 2023 Sustainability Report at 58; see also https://www.amazon.com/b?node=21221608011.

SHAREHOLDER PROPOSALS
Physical Stores
Our Whole Foods Market stores work to support and encourage intentional and minimal product packaging with sustainability and overall waste reduction in mind. Whole Foods Market’s Packaging Guidelines encourage its suppliers to use more eco-friendly packaging. The guidelines are grounded in four core concepts aimed at balancing safety, performance, and sustainability: material safety, material performance and efficiency, design for recovery, and responsible sourcing.61 In alignment with Whole Foods Market’s sustainability strategy, these guidelines are intended to reduce the amount of packaging Whole Foods Market uses, improve source material, and design for end-of-life and lower greenhouse gas emissions. The guidelines also aim to optimize material efficiency and performance without sacrificing the ability to maintain the product’s quality and freshness, which is important to deliver customers high quality, fresh products and also to not create food waste through spoilage. In addition, where bags, film, and pouches are used, guidelines recommend paper-based options where possible, following in preference by bioplastic and mono-polyethylene films with recycled content. These alternatives, while not curbside recyclable, can be sustainable from a material sourcing and greenhouse gas emissions perspective. Whole Foods Market is currently working toward making 100% of its own packaging, including private label and in-store food service packaging, reusable, recyclable, or compostable.
In 2008, Whole Foods Market was the first U.S. grocer to ban disposable plastic bags at checkout, instead opting for 100% post-consumer recycled-content and Forest Stewardship Council (“FSC”)-certified paper grocery bags, and in 2023 Whole Foods introduced stronger twist handle bags at select Whole Food Market stores that are still 100% post-consumer recycled content and FSC-certified. These stronger bags reduce the need for double bagging, dramatically reducing the amount of bags used at checkout. Whole Foods Market also provides customers a wide selection of reusable grocery bags in a variety of colors and sizes. Whole Foods Market also implemented smaller produce bags at its stores in 2019, a change that significantly reduces the use of plastic annually. In July 2019, Whole Foods Market became the first national retailer to remove all the plastic straws from its cafes and coffee bars, replacing them with FSC-certified paper straws that are recyclable and compostable. Also, in 2019, Whole Foods Market stores replaced all plastic rotisserie chicken containers with bags that use approximately 70% less plastic.
In addition, in the United States, we rolled out a new curbside recyclable package that keeps grocery items frozen or chilled during delivery for our Amazon Fresh and Whole Foods Market customers. The package uses recycled paper, which eliminates the need for plastic liners or bubble-bag insulation. The packaging is produced regionally in the United States, enabling us to deliver it to Amazon Fresh grocery hubs, stores, and Whole Foods Market locations with fewer miles traveled across the supply chain. In North America, we launched daily variable insulation for Whole Foods Market deliveries so that insulating material requirements are tracked and adjusted daily to ensure they are only used when necessary. This resulted in avoiding approximately 1,300 metric tons of packaging in 2023.62 In addition, grocery delivery packaging used by Amazon Fresh was 88% recyclable by weight.
Amazon Devices and Private Label Products
Across our device product lines, we average 98% wood fiber-based materials in our packaging. In 2023, 90% of our new devices and accessories launched with packaging that is 100% recyclable in the United States, up from 79% in 2022.63 We are incorporating recycled materials into our devices whenever possible. As of the end of 2023, among Echo, Fire TV, Fire tablet, Kindle, and smart home products, we had various products made from majority- or all-recycled content, including those containing 75% recycled plastic, 100% recycled yarn, 100% recycled aluminum, and 90% recycled magnesium.64 In 2024, we announced that we further redesigned our device packaging for Echo, Kindle, and Fire TV to improve the circularity of our packaging.65 The new packaging introduces, on average, 30% more recycled fiber content, reducing the reliance on virgin tree-based and bleached fibers. We are also working with our suppliers to reduce waste related to the manufacture of our devices. For example, our devices teams engage suppliers to decrease waste and material use as part of our work to encourage more efficient manufacturing.
We provide various programs and resources through our Amazon Second Chance website66 to equip customers with information on how to trade in, recycle, or repair Amazon devices and products, how to recycle Amazon packaging, and how to shop for like-new and refurbished products. All of these programs and resources reduce waste and encourage reuse.

61
See Amazon 2023 Sustainability Report at 33.

62
See Amazon 2023 Sustainability Report at 33.

63
See Amazon 2023 Sustainability Report at 33.

64
See Amazon 2023 Sustainability Report at 62.

65
See https://www.aboutamazon.com/news/devices/amazon-new-device-packaging-kindle-echo.

66
See https://www.amazon.com/amsc.

2025 Proxy Statement       51

SHAREHOLDER PROPOSALS
We Are Engaged in Efforts to Support the Development of Recycling Infrastructure Across Our Industry and Innovation in Materials to Address Plastic Waste
We partner with industry peers and expert organizations, such as the Sustainable Packaging Coalition, to improve recycling infrastructure.67 We also work with The Recycling Partnership to help launch recycling programs in communities across the United States. In addition, we recognize that plastic packaging is an industry-wide challenge, and we are collaborating across the industry to help try to solve it. For example, together with Novamont, an Italy-based biomaterials company, we are testing new ways to collect and recycle bio-based and biodegradable materials, such as nongenetically modified corn starch and vegetable oils. We co-invented an innovative recycling technology with the National Renewable Energy Laboratory through the U.S. Department of Energy’s BOTTLE Consortium, creating an entirely circular loop for these materials. We also joined the Global Organization for PHA (“GO!PHA”) in 2023. This coalition is working to drive the transition to a circular economy in which biodegradable alternatives to plastic are used in materials for packaging and single-use and durable applications. Amazon contributes to various GO!PHA working groups, including Science & Technology and Policy, and collaborates on policy advocacy efforts. In 2023, we expanded our collaboration with the Ellen MacArthur Foundation to drive scalable, industry-wide solutions for a circular economy.68
As evidenced by our existing initiatives, partnerships, investments, and progress, we are committed to reducing plastic pollution. We are conscientiously taking steps to address this and publicly sharing information regarding plastic in our outbound packaging and our progress to reduce plastic packaging and increase recyclability. We will continue to share our efforts and progress to our shareholders and the public. Accordingly, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on packaging materials.

ITEM 10—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON WAREHOUSE WORKING CONDITIONS

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders request that the Board commission an independent audit and report of the working conditions and treatment that Amazon warehouse workers face, including the impact of its policies, management, performance metrics, and targets. This audit and report should be prepared at reasonable cost and omit proprietary information.
Whereas: Investigative reports allege a mounting “injury crisis” at Amazon warehouses, with employees getting injured more frequently and severely than elsewhere in the industry.1 Workers are closely monitored, and state they must break safety rules to meet mandated work pace and quotas under threat of termination.2 Numerous state laws target Amazon’s use of productivity quotas that can prevent workers from complying with safety guidelines or recovering from strenuous activity, leaving them at high risk of injury and illness.3
Claims that Amazon’s injury rates are “about average” relative to peers are misleading since Amazon is included in the warehouse industry average, driving that figure up.4 In 2023, Amazon employed 35% of all American warehouse workers and was responsible for 53% of all serious industry-wide injuries.5 Amazon accounts for 79% of employment among warehouses with at least 1,000 workers, but 86% of all injuries in that category.6 A congressional report clarified that although many Amazon warehouses employ fewer than 1,000, Amazon compares its warehouses of all sizes to the average for only warehouses with 1,000-plus employees, making injury rates appear lower.7 The Senate further alleges Amazon rejected warehouse safety recommendations due to productivity concerns.8
Amazon’s 2023 injury rate was “more than one and a half times that of TJX and almost triple that of Walmart, the two comparable US warehouse employers.”9 Amazon’s recently reported Occupational Safety and Health Administration data not only demonstrates workers experience a disproportionate share of industry-wide injuries, but also shows 95% of injuries reported require workers to take time-off for recovery or change job duties.10

67
See Amazon 2023 Sustainability Report at 33, available at https://sustainability.aboutamazon.com/2023-amazon-sustainability-report.pdf.

68
See https://www.aboutamazon.com/news/sustainability/amazon-and-the-ellen-macarthur-foundation-collaborate-on-circular-economy-initiatives.

SHAREHOLDER PROPOSALS
Jeff Bezos vowed to make Amazon “Earth’s Safest Place to Work,” and set a goal of reducing its recordable incident rate by 50% by 2025.11 However, data analysis shows that year-over-year “Amazon has not made meaningful progress on its goals and is not realistically on track to cut its injury rates by 50%—or to become a safer employer than its peers.”12 According to analysis of Amazon’s own injury data: in 2020, the last full year of injury data before Amazon announced its goal of reducing its injury rate by 50%, Amazon’s overall injury rate was 6.6 per 100 workers; in 2023, Amazon’s overall injury rate was 6.5 injuries per 100 workers, amounting to an overall reduction of less than 2% in three years and falling short of the company’s target of cutting its total injury rate in half by 2025.”13

1
https://www.nelp.org/app/uploads/2024/05/Amazons-Outsized-Role-5-1-24.pdf

2
https://www.localnewslive.com/2024/05/15/amazon-employees-say-unrealistic-quotas-threaten-their-safety-workplace/

3
https://news.bloomberglaw.com/daily-labor-report/amazon-fights-states-on-defining-quotas-in-warehouse-safety-laws

4
https://www.businessinsider.com/amazon-jassy-injury-claims-shareolder-letter-2022-4

5
https://thesoc.org/wp-content/uploads/sites/342/SOC_Same-Day-Injury-Report-May-2024.pdf

6
https://www.nelp.org/app/uploads/2024/05/Amazons-Outsized-Role-5-1-24.pdf

7
https://www.npr.org/2024/12/16/nx-s1-5230240/amazon-injury-warehouse-senate-investigation

8
https://apnews.com/article/amazon-warehouse-worker-injuries-senate-committee-eb5b72dd501be0bcce9d919c34731290

9
https://www.thenation.com/article/economy/amazon-injury-rate/

10
https://www.nelp.org/app/uploads/2024/05/Amazons-Outsized-Role-5-1-24.pdf

11
https://www.aboutamazon.com/news/compa-ny-news/2020-letter-to-shareholders

12
https://thesoc.org/wp-content/uploads/sites/342/SOC_Same-Day-Injury-Report-May-2024.pdf

13
https://thesoc.org/wp-content/uploads/sites/342/SOC_Same-Day-Injury-Report-May-2024.pdf

End of Shareholder Proposal and Statement of Support
Shareholder: Tulipshare Fund 1 LP, represented by Tulipshare Capital LLC
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 10

Why We Recommend You Vote Against This Proposal

•
As reinforced in our most recent safety reporting for 2024, our goal is to be the global benchmark for safety excellence across all industries in which we operate.

•
The audit requested by this proposal would be duplicative because we have already publicly disclosed our workforce incident rates compared with industry data and we are already subject to extensive regulatory oversight and review. From 2019 to 2024, our worldwide recordable incident rate (“RIR”) improved by 34% and our worldwide lost time incident rate (“LTIR”) improved by 65%. From 2023 to 2024, our worldwide RIR improved by 6% and our worldwide LTIR improved by 13%. These performance metrics demonstrate that we have made meaningful and measurable progress since 2019, and we are committed to continuing these trends.

•
The proposal continues to rely on false, misinformed, and misleading claims about our injury rates made by outside groups with ulterior motives. For example, the proposal cites a report issued by the Senate Health, Education, Labor and Pension Committee, when previously chaired by Sen. Bernie Sanders. That report is wrong on the facts and features selective, outdated information that lacks context and is not grounded in reality. The main premise of the report as encapsulated in its title—“The ‘Injury-Productivity Trade-off’: How Amazon’s Obsession with Speed Creates Uniquely Dangerous Warehouses”—is fundamentally flawed, since over the last five years we have increased our delivery speeds, while decreasing the injury rates across our network. Also, in contrast to what this proposal suggests, we do not require employees to meet specific, fixed productivity quotas.

•
Our Board, including through the Leadership Development and Compensation Committee, which is composed solely of independent directors, has direct oversight of employee well-being and workplace safety and regularly reviews these matters.

•
Following last year’s annual meeting, we offered to meet with the representative for this proposal in-person to discuss our work in enhancing workplace safety, but they did not respond to our offer; rather than engaging with us on the topic, the representative resubmitted the proposal.

2025 Proxy Statement       53

SHAREHOLDER PROPOSALS
Our Goal Is to Be the Global Benchmark for Safety Excellence Across All Industries in Which We Operate
Our Board and management recognize the importance of workplace safety and the right to a safe work environment. As reinforced in our most recent safety reporting for 2024,69 our goal is to be the global benchmark for safety excellence across all industries in which we operate. We provide a safe, clean, and healthy work environment, and the health, wellness, and safety of our teams is our top priority. We have implemented robust practices and procedures for reporting and preventing accidents, injuries, and unsafe conditions or behaviors. We develop initiatives to support the well-being of our workforce, offering learner-centered safety training and investing in technologies, controls, and solutions to reduce and eliminate safety risks for our teams.
We and Responsible Regulators Already Closely Monitor Safety Across Our Operations, and We Report Regularly and Extensively on Our Safety Performance
Our safety reporting includes extensive disclosure and detailed metrics reflecting our commitment to safety and the results we have achieved by implementing various initiatives. Our 2024 workforce incident rates for our operations show the following:70
•
Our 2024 recordable incident rate (“RIR”)—a measure of how often an injury or illness occurs at work (measured in injuries per 200,000 working hours)—was 4.4 worldwide and 6.0 in the United States, a 34% and 31% improvement over the past five years, respectively. We improved our worldwide RIR by 6% and our U.S. RIR by 5% year-over-year.

•
Our 2024 lost time incident rate (“LTIR”)—a measure of the number of injuries and illnesses that result in time away from work—was 1.4 worldwide and 1.2 in the United States, a 65% and 76% improvement over the past five years, respectively. We improved our worldwide LTIR by 13% and our U.S. LTIR by 8% year-over-year.

These performance metrics demonstrate that we have made meaningful and measurable progress since 2019.
In addition, in the U.S., we report our operations data to OSHA under various industry codes that reflect the kind of work we do across our network. The majority of our data is reported under (i) the General Warehousing and Storage code and (ii) the Courier and Express Delivery Services code. We continued making year-over-year progress across these categories:
•
Under General Warehousing and Storage, our 2024 RIR improved 27% over the past five years and 5% year-over-year, and our 2024 LTIR improved 79% over the past five years and 9% year-over-year.

•
Under Courier and Express Delivery Services, our 2024 RIR improved 50% over the past five years and 16% year-over-year, and our 2024 LTIR improved 74% over the past five years and 25% year-over-year.

Our safety reporting available on our website includes comparisons against industry averages calculated by the U.S. Bureau of Labor Statistics (“BLS”). The BLS calculates these averages using data from selected employers.
Moreover, our workplace health and safety efforts are already assessed by independent regulators responsible for evaluating our workplace environment. Federal and state government regulators tasked with investigating and enforcing employee workplace safety standards have inspected and been provided extensive access to information regarding our warehouse operations and injury and incident reports nationwide. The subject matter and geographic scope of these government inspections is markedly greater and more detailed than what any third-party audit would reasonably entail.
For example, in 2022, OSHA opened an investigation to review safety practices across our operations network and, in December 2024, OSHA agreed to withdraw all but one of the ergonomic citations it issued to us, concluding its investigation.71 We accepted one citation from OSHA for alleged hazards in the specific area of one site where employees handle TVs. In the settlement, OSHA agreed that we could reduce alleged ergonomic risks there sufficiently by better enforcing our already existing policies at that site. The settlement follows the dismissal by a judge in Washington state of similar claims against Amazon brought by the state’s safety regulator.
The Proposal Continues to Rely on Claims About Our Injury Rates That Are False, Misinformed, and Misleading
The proposal continues to rely on false, misinformed, and misleading claims about our injury rates made by outside groups with ulterior motives. For example, the proposal cites a report issued by the Senate Health, Education, Labor and Pension

69
See https://safety.aboutamazon.com.

70
All of the numbers and other comparisons in this statement are based on the rates we have reported to applicable regulators or are otherwise derived from the same tracking systems used for that reporting.

71
See https://www.aboutamazon.com/news/workplace/osha-ergonomic-citations-vacated-amazon-health-safety.

SHAREHOLDER PROPOSALS
Committee, when previously chaired by Sen. Bernie Sanders. As we have explained in detail,72 that report is wrong on the facts and features selective, outdated information that lacks context and is not grounded in reality. In particular, the main premise of the report as encapsulated in its title—“The ‘Injury-Productivity Trade-off’: How Amazon’s Obsession with Speed Creates Uniquely Dangerous Warehouses”—is fundamentally flawed. If that premise were accurate, injuries would increase as productivity and speed increase. In fact, however, our experience over the last five years has been exactly the opposite—we have increased our delivery speeds, while decreasing the injury rates across our network. Our strong policies—and adherence to them—are helping us create a safer work environment every day, and that is clear in the data. It is also clear to objective observers like the judge in Washington state in the matter described above who, after six weeks of testimony and evidence, acknowledged our robust safety programs and employees’ engagement on safety in dismissing all claims against Amazon.
The proposal also misleadingly claims that a disproportionate percentage of Amazon warehouse employees’ injuries are “serious” in nature. But that incorrectly conflates “serious” injuries with what is called the “DART” rate, which measures injuries resulting in days away, restricted work, or transferred work. OSHA does not define DART as a measure of  “serious” injuries, and we believe that LTIR is a better metric for understanding the frequency of more impactful injuries because that metric accounts for all injuries that actually require time away from work.
Also, in contrast to what this proposal suggests, we do not require employees to meet specific, fixed productivity quotas. Instead, we assess employee performance based on safe and achievable expectations as well as their adherence to safety rules and standard work expectations. We are committed to manageable workloads—we value quality over quantity and our employees are encouraged to work with intention, not speed.
We Proactively Identify Potential Risks and Address Hazards to Improve Workplace Safety
In addition to measuring our safety performance using the metrics discussed above, we identify and assess leading indicators, which are proactive metrics used as early predictors of safety performance. They help safety professionals and operations leaders identify potential risks that might cause incidents or injuries before they occur. By examining leading indicators and addressing potential hazards proactively, we are able to create a safer environment for our employees, partners, and communities. Leading indicators at Amazon include data from inspections, assessments, and audits, as well as data from employee and leader surveys, one-to-one conversations, focus groups, and observations of actual on-site activities provided by our employees.
For example, in 2024, we conducted 7.8 million inspections globally, a 24% increase from the 6.3 million inspections conducted in 2023, and we audited 331 sites across Amazon. As another example, Dragonfly is a tool—available on employees’ devices—that enables employees to easily share safety concerns and suggestions; site managers are informed so they can take appropriate action. In 2024, over 130,000 employees used Dragonfly to provide suggestions. Amazon employees can also join site-based Associate Safety Committees, which meet monthly with management to share safety ideas and discuss trends.
We Are Transparent About Our Initiatives to Improve Workplace Safety
Our safety reporting discusses our many initiatives to provide our employees a safe and healthy workplace.73 Since 2019, we have invested more than $2 billion in safety efforts, including new technologies and programs to protect our employees, and in 2025, we have allocated hundreds of millions of dollars in safety investments across our operations.
The most common injury in any workplace—across all industries—is what is called a musculoskeletal disorder (“MSD”), more commonly known as a strain or sprain. To continue reducing MSD injuries, we have devoted considerable resources to improve ergonomic conditions as part of ongoing investments in safety improvements. Across our operations network, we are retrofitting our sites with adjustable height workstations and carts, and implementing our proprietary, award-winning ErgoPick technology to help ensure employees pick packages within their ergonomic power zone—the area between the shoulder and mid-thigh. We have also increased the use of robotics in our warehouses to handle repetitive tasks and heavy lifting that can lead to MSDs, supporting a safer workplace. Robot systems like Robin and Cardinal help sort, lift, and place packages.74 They handle repetitive and strenuous tasks so our employees can work more comfortably. Additionally, one of our newest robotics systems, Sequoia, transports inventory directly to employees’ workstations at an ergonomically friendly height, eliminating the need for them to reach above their heads or squat down. These are just a few examples of the innovations we have created to provide a safer work environment for our employees so they can focus on more engaging tasks.

72
See https://www.aboutamazon.com/news/policy-news-views/amazon-response-to-senator-bernie-sanders-report-on-workplace-safety.

73
See, e.g., 2023 Amazon Sustainability Report at 81, available at https://sustainability.aboutamazon.com/2023-amazon-sustainability-report.pdf; see also https://safety.aboutamazon.com.

74
See https://www.aboutamazon.com/news/operations/amazon-fulfillment-center-robotics-ai.

2025 Proxy Statement       55

SHAREHOLDER PROPOSALS
We encourage anyone interested in seeing our facilities to sign up for one of our tours, offered both virtually and in-person.75 In addition, following last year’s annual meeting, we offered to meet with the representative for this proposal in-person to discuss our work in enhancing workplace safety, but they did not respond to our offer; rather than engaging with us on the topic, the representative resubmitted the proposal.
Within our operations network, we work with partners around the world to deliver packages to our customers safely and efficiently. For example, we work with small business owners called Delivery Service Partners (“DSPs”) and independent contractors called Amazon Flex delivery partners to deliver packages to customers’ doorsteps. We also work with independent long-haul trucking companies to move products across our network. We are committed to helping our partners keep their employees safe by offering them access to industry-leading safety technologies, resources, and training.
To help keep drivers and communities safe, we are constantly designing and implementing new safety improvements to our branded vans used for last mile delivery. For example, all Amazon branded delivery vans are equipped with camera-based technology that helps monitor safe driving behaviors. The system provides real-time feedback on key safety behaviors including speed control, maintaining focus, proper seat belt use, and adherence to road signs. If unsafe behaviors are detected, drivers receive coaching notifications during their delivery stop, and if the behaviors do not improve, the driver’s employer—the DSPs—are notified so they can further coach the driver.
Our Board Is Directly and Meaningfully Engaged in Oversight of Employee Well-Being and Workplace Safety
The full Board regularly oversees and reviews reports from management on various aspects of our business, including related risks and strategies for addressing them. The Board’s oversight of our activities encompasses workplace safety. We also have Board committees responsible for overseeing our risk management processes. For example, the Audit Committee is responsible for overseeing management of, among other things, operational risks. In addition, the Leadership Development and Compensation Committee is responsible for overseeing strategies and policies related to human capital management within the Company’s workforce, including workplace health and safety. In managing and mitigating risks, we have shown a long history of commitment to workplace health and safety by building robust programs that provide our employees with a safe and healthy workplace with appropriate rules and practices for reporting and proactively managing risk associated with injuries and illnesses, including unsafe conditions or behaviors.
We are committed to promoting a safe and healthy working environment and continuing to develop innovative technology to keep our employees safe. Our safety reporting already includes extensive discussions on our efforts and commitment to employee well-being and workplace health and safety, and we are already subject to extensive regulatory oversight and review. In light of our well-documented commitment to workplace health and safety, the steps we are taking to research, invest, and apply data and insights to improve safety, our robust disclosures on these steps, and our measurable improvements in reducing injuries, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on warehouse working conditions.

ITEM 11—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON DATA USAGE OVERSIGHT IN AI OFFERINGS

Beginning of Shareholder Proposal and Statement of Support:
Report on AI Data Usage Oversight
Whereas: The immense and transformative potential of artificial intelligence comes with substantial risks.
The development and training of AI systems rely on vast amounts of data, and public information available via the Internet may not be enough to quench developers’ insatiable thirst for high-quality training data.1 Thus, stakeholders are concerned that developers will draw from unethical or illegal sources.2 3 4

75
See https://amazontours.com/; see also Go on a behind-the-scenes tour of Amazon’s largest operations site with the National Safety Council, available at https://www.aboutamazon.com/news/workplace/tour-amazons-largest-operations-site-national-safety-council.

SHAREHOLDER PROPOSALS
Supporting Statement: Amazon.com, Inc. (“Amazon” or the “Company”) is an early leader in the AI arms race,5 which has helped push the Company to one of the highest market capitalizations in the world.6
Unlike its competitors Microsoft, Alphabet, and Meta,7 Amazon has not rushed to bring consumer generative AI products to market. While Amazon is a major investor in Anthropic8 – which offers Claude 3, one of the leading competitors to OpenAI’s ChatGPT9 – the Company’s own AI development has focused on internal use cases and enterprise solutions. Shareholders, consumers, and businesses should be concerned that Amazon’s suspect record on data ethics will compromise these initiatives.
Amazon has struggled to implement effective safeguards against the widespread sharing and misuse of consumer data by employees:10
Amazon’s vast empire of customer data—its metastasizing record of what you search for, what you buy, what shows you watch, what pills you take, what you say to Alexa, and who’s at your front door—had become so sprawling, fragmented, and promiscuously shared within the company that the security division couldn’t even map all of it, much less adequately defend its borders.
Amazon collects user data from intimate sources such as recorded interactions11 with Alexa and “share[s] it with as many as 41 advertising partners,” according to researchers from the University of Washington, University of California-Davis, University of California-Irvine, and Northeastern University.12
Further, Amazon’s AI chatbot Q, an enterprise generative AI assistant,13 reportedly leaked confidential data in a preview.14 15 These are just a few concerns about Amazon’s privacy protections.16 17 18 19
Prioritizing data ethics in Amazon’s AI development will help avoid harmful fiduciary and regulatory20 21 consequences.22 Developers who prioritize ethical data usage will reap the benefits of consumer trust,23 while those that do not will suffer.
Amazon’s position in the AI arms race, and its associated historic valuation, hang in the balance.
Resolved: Shareholders request the Company prepare a report, at reasonable cost, omitting proprietary or legally privileged information, to be published within one year of the Annual Meeting and updated annually thereafter, which assesses the risks to the Company’s operations and finances, and to public welfare, presented by the real or potential unethical or improper usage of external data in the development and training of its artificial intelligence offerings; what steps the Company takes to mitigate those risks; and how it measures the effectiveness of such efforts.

1
https://www.wsj.com/tech/ai/ai-training-data-synthetic-openai-anthropic-9230f8d8

2
https://www.scientificamerican.com/article/your-personal-information-is-probably-being-used-to-train-generative-ai-models/

3
https://www.axios.com/2024/01/02/copyright-law-violation-artificial-intelligence-courts

4
https://www.reuters.com/legal/legalindustry/risks-unleashing-generative-ai-company-data-2023-12-22/

5
https://www.seattletimes.com/business/amazon-hits-2-trillion-market-value-as-ai-frenzy-fuels-rally/

6
https://companiesmarketcap.com/

7
https://www.mckinsey.com/featured-insights/mckinsey-explainers/what-is-generative-ai

8
https://venturebeat.com/ai/amazon-doubles-down-on-anthropic-positioning-itself-as-a-key-player-in-the-ai-arms-race/

9
https://www.wsj.com/tech/ai/amazon-invests-an-additional-4-billion-in-anthropic-an-openai-rival-82744ff6

10
https://www.wired.com/story/amazon-failed-to-protect-your-data-investigation/

11
https://www.nytimes.com/wirecutter/blog/amazons-alexa-never-stops-listening-to-you/

12
https://www.foxnews.com/tech/alexa-secretly-listening-private-conversations

13
https://aws.amazon.com/q/

14
https://www.businessinsider.com/amazon-ai-chatbot-q-hallucinations-2023-12

15
https://www.platformer.news/amazons-q-has-severe-hallucinations/

16
https://firewalltimes.com/amazon-data-breach-timeline/

17
https://www.politico.eu/article/data-at-risk-amazon-security-threat/

18
https://www.theverge.com/2024/11/11/24293817/amazon-employee-emails-phone-numbers-moveit-data-breach

19
https://www.bbc.com/news/business-58024116

20
https://hbr.org/2023/05/who-is-going-to-regulate-ai

21
https://www.ftc.gov/policy/advocacy-research/tech-at-ftc/2024/01/ai-companies-uphold-your-privacy-confidentiality-commitments

22
https://www.cnbc.com/2024/01/05/microsoft-openai-sued-over-copyright-infringement-by-authors.html

23
https://www.pewresearch.org/short-reads/2023/10/18/key-findings-about-americans-and-data-privacy/

2025 Proxy Statement       57

SHAREHOLDER PROPOSALS
End of Shareholder Proposal and Statement of Support
Shareholder: National Legal and Policy Center
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 11

Why We Recommend You Vote Against This Proposal

•
We are committed to, and are a leader in, the responsible development and use of artificial intelligence (“AI”). We adhere to industry best practices around data collection, and we design our products with the goal of respecting privacy rights. One of the core dimensions of our commitment to responsible AI is privacy and security, which means that data and models should be appropriately obtained, used, and protected.

•
We believe collaboration among companies, governments, researchers, and the AI community is critical to foster the development of AI that is safe, responsible, and trustworthy. To that end, we have closely collaborated with efforts such as the G7 AI Hiroshima Process Code of Conduct and the AI Safety Summits in the UK and Seoul, and in May 2024, we joined the Frontier Model Forum to help advance AI safety.

•
Our Board has the proper composition to effectively oversee risks associated with AI and, together with the Board committees, provides active, informed, and appropriate oversight of data usage and other risks associated with AI and machine learning, including technologies like foundation models and generative AI.

We Are Committed to, and Are a Leader in, the Responsible Development and Use of AI
Our commitment to the responsible development and use of AI is backed by our actions. We have announced new tools, partnerships, scientific research, and testing to improve the safety, security, and transparency of our AI services and models76 and have described ways we are transforming responsible AI from theory into practice and promoting the safe and responsible development of AI as a force for good.77 Our work implementing responsible AI has continued to evolve as technology moves forward, and we remain dedicated to making our customers’ lives better while also establishing and implementing appropriate safeguards.
When it comes to training AI models, we adhere to industry best practices around data collection and design our products with the goal of respecting privacy rights and the rights of artists and content creators. We evaluate our needs for different types of training data and, when appropriate, enter into agreements for data and services to meet those needs. Additionally, our AI models and services go through rigorous security testing designed specifically for generative AI applications to verify they meet safeguards to protect data.
Our commitment to responsible AI has eight core dimensions: (i) privacy and security (i.e., data and models should be appropriately obtained, used, and protected); (ii) safety (i.e., misuse and harmful system outputs should be deterred); (iii) fairness (i.e., results should be of consistent quality across different groups of stakeholders); (iv) veracity and robustness (i.e., the system should produce the correct outputs, even when it encounters unexpected or adversarial inputs); (v) explainability (i.e., system outputs should be explainable and understandable); (vi) controllability (i.e., the system should include mechanisms for monitoring and steering its behavior); (vii) governance (i.e., best practices should be incorporated into the AI supply chain, which includes both providers and deployers); and (viii) transparency (i.e., stakeholders should be able to make informed choices about their engagement with the AI system).78
As part of our commitment to promoting the accuracy and fairness of the outputs generated by our AI models,79 we work to reduce the risk of producing inaccurate or biased content at multiple stages of the model lifecycle, including pre-training data filtering, implementing inference safety guardrails, and monitoring and updating model behavior. Additionally, we regularly test our AI models and leverage customer feedback to improve our models to meet our customers’ needs.

76
See https://aws.amazon.com/blogs/machine-learning/a-progress-update-on-our-commitment-to-safe-responsible-generative-ai/.

77
See https://aws.amazon.com/ai/responsible-ai/.

78
See https://www.amazon.science/blog/amazon-nova-and-our-commitment-to-responsible-ai.

79
See https://aws.amazon.com/blogs/publicsector/framework-mitigate-bias-improve-outcomes-new-age-ai/.

SHAREHOLDER PROPOSALS
We have launched numerous internal and external offerings, tools, and mechanisms that support responsible AI. For example, in April 2024, we announced the general availability of Guardrails for Amazon Bedrock and Model Evaluation in Amazon Bedrock to make it easier to introduce safeguards, prevent harmful content, and evaluate models against key safety and accuracy criteria.80 In July 2024, we launched a contextual grounding check in Guardrails for Amazon Bedrock, which enables customers to detect hallucinations in model responses that are not grounded in enterprise data or are irrelevant to the users’ queries.81 To help reduce the spread of disinformation, all images generated by Amazon Titan Image Generator contain an invisible watermark by default. Titan Image Generator is designed to be tamper-resistant, helping increase transparency around AI-generated content and reduce the spread of disinformation.82 Further, in December 2024, we introduced Amazon Nova, a new family of foundation models built using reinforcement learning and supervised fine-tuning to align model behavior, as well as integrated safety measures and protections like guardrail models and image watermarking.83
We also believe collaboration among companies, governments, researchers, and the AI community is critical to foster the development of AI that is safe, responsible, and trustworthy. To date, we have published or funded more than 500 research papers, studies, and scientific blogs on responsible AI.84 We closely collaborated with efforts such as the publication of a roadmap for AI policy from U.S. senators, the G7 AI Hiroshima Process Code of Conduct, and the AI Safety Summits in the UK and Seoul, and we committed to these important standards and frameworks that advance innovation and safety. In February 2024, Amazon joined the U.S. Artificial Intelligence Safety Institute Consortium, established by the National Institute of Standards and Technology (“NIST”), and in May 2024, we joined the Frontier Model Forum to help advance AI safety.85 Amazon is collaborating with NIST to establish a new measurement science to enable the identification of scalable, interoperable measurements and methodologies to promote development of trustworthy AI.86 Additionally, in November 2024, AWS became the first major cloud service provider to announce ISO/IEC 42001 accredited certification for AI services, covering Amazon Bedrock, Amazon Q Business, Amazon Textract, and Amazon Transcribe. ISO/IEC 42001 is an international management system standard that outlines requirements and controls for organizations to promote the responsible development of AI systems.87
Applicable Regulations Address Reporting on Data Usage
The responsible development and use of AI has been a focus of regulators worldwide and, given upcoming and proposed data transparency and reporting regulatory requirements, the separate report requested by this proposal would be unnecessary. For example, in 2025, the EU AI Act will require all developers of general-purpose AI models to publish reports on the data used for developing such models. This reporting will provide further transparency around the data used to develop and train AI models.
Our Board’s Composition and Board Committee Structure Provide Active, Informed, and Appropriate Oversight of Data Usage and Other Risks Associated with AI
We are committed to conducting our business in a lawful and responsible manner. Consistent with this, our current Board and Board committee composition and structure provides active, informed, and appropriate oversight of data usage and other risks associated with AI.
Our Board includes directors with direct and deep knowledge of AI, technological innovation, and risk management within a large and evolving corporation. The Board has had many presentations and active discussions on the role and implications of AI for the Company as well as for society, including reviews of our AI technologies as part of its oversight of various aspects of our business, related risks, and strategies for addressing them. In addition, the Nominating and Corporate Governance Committee charter specifically gives it responsibility for overseeing and monitoring risks related to the Company’s operations

80
See https://aws.amazon.com/blogs/machine-learning/a-progress-update-on-our-commitment-to-safe-responsible-generative-ai/.

81
See https://aws.amazon.com/blogs/aws/guardrails-for-amazon-bedrock-can-now-detect-hallucinations-and-safeguard-apps-built-using-custom-or-
third-party-fms/.

82
See https://aws.amazon.com/blogs/aws/amazon-titan-image-generator-and-watermark-detection-api-are-now-available-in-amazon-bedrock/.

83
See https://www.aboutamazon.com/news/policy-news-views/amazon-responsible-ai.

84
See https://www.aboutamazon.com/news/policy-news-views/amazon-responsible-ai.

85
See https://aws.amazon.com/blogs/publicsector/responsible-ai-for-mission-based-organizations.

86
See https://www.aboutamazon.com/news/policy-news-views/amazon-joins-us-artificial-intelligence-safety-institute-to-advance-responsible-ai.

87
See https://aws.amazon.com/blogs/machine-learning/aws-achieves-iso-iec-420012023-artificial-intelligence-management-system-accredited-certification.

2025 Proxy Statement       59

SHAREHOLDER PROPOSALS
and engagement with customers, suppliers, and communities.88 In this capacity, the Nominating and Corporate Governance Committee, which includes directors with experience in emerging technologies and public policy, oversees and reviews aspects of Amazon’s technologies, products, and services. These reviews focus on the actual operation and use of Amazon technologies, potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns. In fact, the Nominating and Corporate Governance Committee recently reviewed Amazon’s global approach to responsible AI development and AI governance. Similarly, the Audit Committee, which includes directors with experience in emerging technologies and risk management within large and evolving corporations, is responsible for overseeing our risk assessment and risk management policies.89 These committees regularly meet with, and receive updates from, management on Amazon’s policies, practices, and initiatives relating to the use of technology, including AI, across our operations.
In light of our commitments and transparency around responsibly addressing risks associated with AI, we believe that additional reporting on the risks posed by the use of data in developing and training AI models would not provide meaningful information to our shareholders and is unnecessary. Given Amazon’s existing approach to addressing the specific risks raised in this proposal, including the role and activities of our Board and its committees in overseeing these risks, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on data usage oversight in AI offerings.

88
See Nominating and Corporate Governance Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

89
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 24, 2025 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each named executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 24, 2025, we had 10,608,335,720 shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	1,021,742,026(1)	9.6%
The Vanguard Group, Inc. 100 Vanguard Blvd, Malvern, PA 19355	771,052,550(2)	7.3%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	630,188,686(3)	5.9%
Andrew R. Jassy	2,194,288	*
Keith B. Alexander	6,465	*
Edith W. Cooper	6,180	*
Jamie S. Gorelick	56,018	*
Daniel P. Huttenlocher	24,912	*
Andrew Y. Ng	0	*
Indra K. Nooyi	28,580	*
Jonathan J. Rubinstein	88,203	*
Brad D. Smith	17,199(4)	*
Patricia Q. Stonesifer	51,166	*
Wendell P. Weeks	44,400	*
Brian T. Olsavsky	50,564	*
Matthew S. Garman	888	*
Douglas J. Herrington	521,057	*
David A. Zapolsky	49,950	*
Adam N. Selipsky	146,007(5)	*
All current directors and executive officers as a group (17 persons)	1,025,004,331(6)	9.7%

*
Less than 1%.

(1)
Includes 112,032,131 shares as to which Mr. Bezos has sole voting power and no investment power.

(2)
Based on information provided in a Schedule 13G filed February 13, 2024. As of December 31, 2023, The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 12,172,954 of the reported shares, sole investment power with respect to 731,881,113 of the reported shares, and shared investment power with respect to 39,171,437 of the reported shares.

(3)
Based on information provided in a Schedule 13G filed February 12, 2024. As of December 31, 2023, BlackRock, Inc. has sole voting power with respect to 565,960,396 of the reported shares, shared voting power with respect to none of the reported shares, and sole investment power with respect to 630,188,686 of the reported shares.

(4)
Includes 583 shares as to which Mr. Smith shares or may be deemed to share voting and investment power. Mr. Smith disclaims beneficial ownership of such shares.

(5)
Beneficial ownership information for Mr. Selipsky is reported as of June 3, 2024, the effective date of his resignation from the Company. Mr. Selipsky’s beneficial ownership included 340 shares as to which Mr. Selipsky shared or may have been deemed to share investment power and as to which he disclaims beneficial ownership.

(6)
Includes 122,436 shares beneficially owned by other executive officers not individually listed in the table.

2025 Proxy Statement       61

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
We design our compensation programs to attract and retain the best talent, reinforce ownership, and emphasize performance and contribution to our long-term success. Our compensation programs support our passion for experimentation, invention, and long-term thinking. As a result, we avoid tying compensation to discrete, short-term performance goals, financial or otherwise, which could result in our executives focusing on limited and selective short-term objectives at the expense of building long-term shareholder value.
Our executives’ compensation is very simple and generally has two basic components:
•
Base salaries designed to be significantly less than those paid to senior leadership at similarly situated companies; and

•
Periodic grants of time-vested restricted stock units subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines.

We also provide security services to certain executives, some of which are reportable as perquisites, although we view all Company-incurred security costs as reasonable and necessary and for the Company’s benefit.
Over the past several years, directors serving on the Leadership Development and Compensation Committee and our Lead Independent Director, with the support of our ESG Engagement and Investor Relations teams, have actively engaged with, and were responsive to, our shareholders regarding our executive compensation program. The Leadership Development and Compensation Committee did not grant an equity award to Mr. Jassy in 2024 and has not granted him an award since 2021, consistent with the Committee’s previous statement that the restricted stock unit award granted to Mr. Jassy in 2021, in connection with his promotion to President and CEO of Amazon, was intended to represent most of his compensation in the coming years. Consistent with its past practice of granting periodic long-term restricted stock unit awards every other year, the Committee granted restricted stock unit awards that vest over six years to each of the executive officers named in the Summary Compensation Table other than Messrs. Jassy and Bezos. Mr. Selipsky, who was an executive officer for part of the year, forfeited all of his unvested restricted stock units upon his separation from the Company effective June 2024.
We focus on realizable compensation by assessing the potential annual value of equity awards vesting over the long term. Mr. Jassy’s 2024 realized compensation (salary plus “all other compensation” as reported in the Summary Compensation Table, plus value of stock vested during the year) increased compared to 2023 due to our stock price performance, partially offset by the decrease in the number of restricted stock units vesting during the year.
We believe our approach to executive compensation and its focus on building long-term shareholder value resonates with our shareholders. At our 2024 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad and increasing level of support for our compensation practices, from our shareholders as well as others. Through our extensive outreach on our executive compensation program, we believe that even more shareholders have come to appreciate the view expressed by the Council of Institutional Investors, Norges Bank Investment Management, and a number of our other largest investors, that compensating executives primarily through short-term, performance-conditioned equity awards is not a panacea, or even a preferred approach, for aligning executive pay with performance, and that equity awards with long vesting terms can more effectively motivate and reward executives at a company like Amazon. This is borne out by ISS’s recent policy survey, in which a majority of responding investors did not support ISS’s current policy that favors performance-conditioned equity awards. See “Our 2024 Say-on-Pay Vote and Shareholder Engagement” below.

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Compensation Differentiators
What we do	What we don’t do
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Solicit feedback on our executive compensation through extensive shareholder engagement

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Align executive officer and shareholder interests by compensating executives primarily with periodic equity grants with long-term vesting (generally five years or more)

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Focus on assessing the potential annual value of equity awards as they vest over the long term instead of the accounting value reported in the Summary Compensation Table (which reflects the aggregate value of the awards at grant date before any of the awards have actually been earned)

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For periodic restricted stock unit awards, assume a fixed annual increase in the stock price so that compensation will be negatively impacted if our stock price is flat or declines

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Limited perquisites, consisting of security arrangements designed to benefit the Company

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No annual cash bonuses or incentive awards

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No reliance upon non-GAAP or adjusted performance measures in equity awards

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No potential to “game” or manipulate the payout of equity awards through opaque performance criteria, and no discretion or ability to adjust payouts or vesting of equity awards (including no “above-target” payouts)

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No post-termination vesting of equity awards if an executive is fired or quits, and no severance or retirement benefits

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No supplemental executive retirement or other nonqualified deferred compensation plans

Compensation Processes
Our Goals and Philosophy
In his very first letter to shareholders in 1997, Jeff Bezos highlighted our belief that a fundamental measure of our success is the shareholder value we create over the long term. In that letter, he identified our compensation program as one of our fundamental management approaches that, because of our emphasis on the long term, enables us to make decisions and weigh tradeoffs differently than other companies. To support these goals, for employees at most levels across the entire Company, we prioritize stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. We believe this focus on the long term has produced strong results for our shareholders over the past several decades.
As with everything we do at Amazon, we have over the years reviewed and re-evaluated our executive compensation program, taking into account the views of our shareholders, and we continue to do so. This includes evaluating arrangements like annual bonuses and one-, two-, or three-year performance-vesting equity awards. Having considered other approaches, we continue to believe the structure of our executive compensation—emphasizing periodic grants of time-vested restricted stock units vesting over the long term—is best for our business, for three key reasons:
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It focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that can encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines;

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It strongly and directly aligns our executives’ compensation with the returns we deliver to shareholders; and

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It works, having allowed us to:

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attract and retain incredibly talented people who have guided our business through countless challenges;

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develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

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make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

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drive strong long-term returns to our shareholders.

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We recognize that our executive compensation program differs from the approach used by many companies and does not fit the “one size fits all” approach that the major proxy advisory firms have applied when they assess absolute and relative pay-for-performance. But we believe, and through our shareholder engagement many of our investors have acknowledged, that our equity awards vesting over five or six years or longer help drive long-term performance and therefore align pay with performance and shareholder value more effectively than cash or equity programs that tie target and above-target payouts to discrete short-term results. Because our approach focuses on realizable compensation vesting over the long term, there are a number of important distinctions that shareholders should consider when assessing the amounts reported in the Summary Compensation Table and when comparing those amounts with amounts reported by other companies:
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Amazon does not have an annual cash incentive program;

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Amazon’s practice has been to grant periodic (not annual) equity awards, as opposed to the annual grants made at other companies;

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Amazon’s equity awards vest over five or more years, in contrast to typical three- or four-year vesting at other companies, and the vesting schedule of our periodic equity awards is not pro-rata over the life of the award, but is typically back-end weighted; and

•
Amazon’s equity awards do not allow for more shares to be issued than valued in the Summary Compensation Table (i.e., no “above-target” share vesting).

We have carefully considered the productive discussions we have had with our shareholders, the increasing level of support for our compensation practices from our shareholders and others, and the alternative compensation structures used by other companies, including reviewing realized compensation at other companies. From those processes, we have determined that, based on how we run our business and what we have achieved, there are more risks than potential benefits from changing an approach that has been so successful for our shareholders over the past several decades and that holders of a majority of our shares continue to support, simply to fit into a “one size fits all” approach that does not reflect the nature of our business, that focuses on discrete near-term targets and criteria, and that runs counter to our culture.
Our Approach to Broad-Based Compensation

Our goal of providing competitive compensation arrangements to attract and retain the best talent applies throughout the Company. For employees at most levels across the Company, we prioritize stock-based compensation that vests over many years. In the United States, we are a leader in providing our front-line employees across our customer fulfillment and transportation network an average base wage of more than $22 per hour, more than triple the federal minimum wage. In addition, our average total compensation for front-line employees, including the value of elected benefits, is more than $29 per hour. Benefits include health care, a 401(k) plan with a Company match, flexible work hours, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We also provide access to our pre-paid education program, called Career Choice. We have created hundreds of thousands of jobs since 2020, increasing our total employees worldwide to more than 1.5 million.

Our Compensation Design
Our simple executive compensation program has a number of unique features that reflect our goals and philosophy:
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We do not tie cash or equity compensation to one or a few discrete performance goals. To have a culture that relentlessly pursues invention and is focused on building shareholder value, not just for the current year, but five, ten, or even twenty years from now, we must encourage experimentation and long-term thinking. By definition, this means we do not know in advance exactly what will work. We do not select one or a few discrete goals that address one-, two-, or three-year performance horizons because we do not want employees to focus on short-term returns or isolated criteria at the expense of long-term growth, a broad perspective, and constant innovation and reinvention. Instead, to align our executives with long-term value creation, we compensate them primarily with restricted stock unit awards that have long vesting periods, generally five years or more. Instead of significantly restructuring the straight-forward and effective compensation program that we have had in place for decades simply to conform with the complex programs tied to discrete, safe, and short-term performance vesting criteria that fit the models preferred by the major proxy advisory firms, which could constrain innovation and deter our executives from taking longer-term risks (and that could result in above-target payouts even when our stock price declines), we believe our consistent focus on performance across the enterprise

EXECUTIVE COMPENSATION
over the long term has served our Company and our shareholders well. AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, Prime Video, and The Climate Pledge might not exist today if our horizons were constrained by discrete short-term performance goals.
•
We focus on long-term shareholder value that is realized by stock price appreciation. When we set our executives’ target compensation for periodic grants, we do not focus on the accounting value of awards that will be reported in our proxy statement (which does not take into account the awards’ long-term and back-end weighted vesting terms and our historical practice of making grants every other year), but instead on the actual, multi-year vesting schedule and potential realizable compensation attributable to all of an executive’s stock awards. In valuing potential realizable compensation, we assume a fixed annual increase in the stock price, meaning that our executives’ compensation will be negatively impacted if our stock price is flat or declines, and is favorably impacted if the stock performs beyond the initial stock price assumption. The alignment between our executives’ compensation and our stock price performance encourages executives to seek out, develop, and pursue initiatives that focus on serving our customers and other stakeholders, and to reflect a long-term view for thinking about our operations holistically and contributing to initiatives across the Company.

•
We provide long-term visibility into compensation opportunities. We believe that establishing long-term compensation visibility for our executive team is an important way to foster an owner’s mindset from day one, and is also an important way to encourage bold, long-term decisions that will lead to innovation—decisions that may not be rewarded, and may possibly even be punished, in traditional incentive programs. We understand that our long vesting schedules, especially for our CEO, are unusual among public companies, but we believe this lends great strength to our program and helps make it among the most shareholder-aligned. Our long-term approach to performance and compensation has helped to retain our talent even during periods of short-term stock price volatility.

•
We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement. All of our named executive officers are employed on an at-will basis. We do not maintain supplemental executive retirement or other nonqualified deferred compensation plans, cash severance programs, or change-in-control benefits for our executive officers (except for the limited situation that restricted stock units would vest if not assumed by an acquiror following a change in control and limited vesting of restricted stock units held by all employees other than the CEO upon death). If an executive terminates employment or retires, all unvested equity is forfeited. For example, when Adam Selipsky separated from the Company effective June 2024, he forfeited all of his unvested restricted stock units.

•
We do not maintain executive compensation plans other than our stock plan. We generally do not provide cash bonuses other than in a new-hire context and do not have an annual incentive program. As a result, our executives’ compensation is easy for us to present to shareholders and easy for shareholders to understand and assess. There is no need for shareholders to be concerned with the selection or rigor of performance goals or to parse through overly complicated payout formulas and dense descriptions of complicated “total rewards” programs. Our executives’ compensation is tied to our shareholder returns, period.

Because of these features, our executive compensation is highly transparent and, as shown in the Pay Versus Performance presentation on page 79, strongly aligned with shareholder value. Unlike executive compensation at other companies, where vaguely stated performance conditions and above-target payouts result in opaque and unpredictable compensation unrelated to stock price and shareholder value, shareholders can look at our executives’ restricted stock unit holdings and know exactly how many shares will be delivered when they vest and know that the value of those shares will align with our stock price performance.
Alignment with Performance
We share the view expressed by the Council of Institutional Investors, Norges Bank Investment Management, and others that tying stock and cash award payouts to a handful of discrete performance criteria is a major source of complexity and confusion in executive pay and results in executive compensation arrangements that lack transparency since they are more difficult to value and more vulnerable to obfuscation than time-vesting restricted stock units, and often do not align with long-term performance. A 2019 study by Marc Hodak that appeared in Columbia Business School’s Journal of Applied Corporate Finance, entitled “Are Performance Shares Shareholder Friendly?” (vol 31:3 Summer 2019), found that over a ten-year period, CEOs who received a significant portion of their equity awards in the form of performance-vesting stock units were awarded median grant values that were roughly 35% higher than those for CEOs who received only restricted stock or stock options. The same study reported that over every three-year performance period occurring over the course of a ten-year period, companies granting performance-vesting stock awards had lower three-year total shareholder returns than their

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sector peers, while companies granting only time-vested restricted stock awards or options outperformed their sector peers in every three-year period, and that the outperformance of companies granting only time-vested equity awards was statistically significant across the ten-year period. In a commentary published in 2024 on the Harvard Law School Forum on Corporate Governance website, Norges Bank Investment Management stated that it found the same performance results among the companies in its portfolio. The Hodak study also concluded that performance-vested stock awards introduce “short-termism” in management behavior, even if vesting is based on multi-year performance criteria, because they focus executives on the goals being rewarded in the current year.
Moreover, performance-vested equity awards are less transparent than the restricted stock units that Amazon grants. At companies that grant performance-vested equity, shareholders are not able to assess the value of the awards at grant or how much executives may realize when the awards vest, because shareholders cannot assess the difficulty of the performance criteria applicable to those awards. The performance criteria are often opaque, and compensation committees often have discretion to set aside performance results and adjust results to provide for above-target vesting of awards. Had we set one-, two-, or three-year performance goals in the past based on achieving strong financial performance or based on achieving discrete operational objectives, we likely would have paid out far more in compensation (150%, 200%, or more) than we actually did. In contrast, our executive compensation program is simple and transparent. We do not leverage or increase share awards to provide “above-target” or windfall payouts based on whether one or a few discrete goals were met, and the only way in which our executives can earn “above-target” compensation is to enhance our long-term share value, which benefits all shareholders.
We believe that focusing on performance-vested equity awards that are tied to a few discrete performance metrics is not the best way for a dynamic and growth-oriented company like Amazon to align executive pay with long-term performance and shareholder value. And investors agree; among investors who responded to ISS’s 2024 policy survey, a majority responded in favor of an approach other than ISS simply continuing its historical approach of favoring the use of performance-vested equity awards over time-vested equity awards at U.S. companies. ISS reported that investors raised various concerns, including that performance-vested equity programs “are often complex and that non-rigorous performance goals often result in vesting of significantly more than the target value.” In our view, selecting a handful of discrete performance metrics as a basis for vesting or paying out compensation is fraught with the risk of improperly influencing or constraining long-term performance and inhibiting innovation. For example, in 1997, had we adopted performance measures appropriate for a bookseller, we may have inadvertently discouraged our employees from investing their time and energy in initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video. To remain a highly innovative and nimble company that is able to respond rapidly to dynamic market conditions and dramatic change—such as was required during the Covid-19 pandemic and in response to the recent surge in demand for AI-supported services—Amazon needs to be able to shift course rapidly without executives being preoccupied with near-term performance criteria that might run counter to business needs.
Tying compensation to specific business performance measures also could discourage employee mobility across our businesses and, in particular, deter high-performing employees from taking important and challenging roles in businesses that could benefit most from their leadership. In addition, given the unique nature of Amazon, the diversity of our operations and initiatives, and the dynamic and evolving nature of our business, standardized industry indices are either too broad—taking into account industries that are not reflected in the Company’s operations—or too narrow to serve as relevant comparisons for benchmarking company performance, as reflected in the Leadership Development and Compensation Committee’s experience in selecting peer companies for target compensation comparisons, as discussed below under “Compensation Governance; Compensation Committee Process.” For example, benchmarking performance against a technology index might have proven a disincentive to building our own devices, developing our own movies and TV shows, or innovating shipping and delivery methods. A customized index locks in a business profile at a point in time, which may deter employees from developing and pursuing initiatives that do not fit into that mold, or would require adjustment over time given the five year or greater time horizons over which our executives’ equity awards vest, which could create the appearance of gamesmanship or moving targets. Our compensation program allows and encourages us to innovate.
We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2024, our stock price had increased approximately 9,807% over twenty years (a compound annual growth rate of 26%), 1,314% over ten years, and 137% over five years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022 our stock declined by 50%. As shown on the Pay Versus Performance presentation on page 79, the Compensation Actually Paid to our executives is directly impacted by our stock price performance.

EXECUTIVE COMPENSATION
Our 2024 Say-on-Pay Vote and Shareholder Engagement
At our 2024 Annual Meeting of Shareholders, 78% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. We are pleased with the broad and increasing level of support for our compensation practices, which we believe reflects the success of our extensive engagement with shareholders and our responsiveness during the three years preceding the 2024 Annual Meeting. Through our extensive outreach on our executive compensation program, we believe that even more shareholders have come to appreciate the view expressed by the Council of Institutional Investors, Norges Bank Investment Management, and a number of our other largest investors, that compensating executives primarily through short-term, performance-conditioned equity awards is not a panacea, or even a preferred approach, for aligning executive pay with performance, and that equity awards with long vesting terms can more effectively motivate and reward executives at a company like Amazon.
During each of the three years preceding the 2024 Annual Meeting, we engaged with shareholders owning over 30% of our stock regarding our executive compensation program. As detailed in our proxy statements in prior years, the Chair of the Leadership Development and Compensation Committee and/or our Lead Independent Director, with the support of our ESG Engagement and Investor Relations teams, have also engaged with shareholders extensively (including, prior to our 2024 Annual Meeting, with shareholders owning approximately 25% of our stock), including in one-on-one or small group meetings with most of our 20 largest shareholders. Our engagement also occurred in meetings that included investors beyond our 50 largest shareholders, and we received comments from some shareholders in writing.
We continued our shareholder engagement throughout 2024, including following the 2024 Annual Meeting. As discussed earlier in this proxy statement, since the beginning of 2024, we have engaged with 70 of our 100 largest unaffiliated shareholders, owning more than 40% of our stock, with independent members of our Board of Directors participating in meetings with most of our 20 largest shareholders. Shareholders had the opportunity to discuss executive compensation during these meetings, although most prioritized discussions of other topics like business strategy, performance, and environmental and social topics. Most of the discussion around our executive compensation, consistent with prior years, related to whether our program appropriately aligns executive compensation to performance, which we addressed above. Many shareholders who supported our advisory vote on named executive officer compensation expressed strong support for the program and the Leadership Development and Compensation Committee. A few shareholders stated that, while they generally favor discrete performance goals, they appreciated the Committee’s thoughtful explanations of the design and operation of our compensation program and understand that the current program is tailored to Amazon’s business, works effectively, and does not lead to “above-target” or windfall payouts. Some shareholders expressed a strongly held view that equity awards should include performance-vesting conditions, although there remains no consensus of what would be appropriate performance goals for Amazon, with a number of our larger investors strongly disfavoring ESG-based vesting criteria. A number of shareholders stated that they simply deferred to the recommendation of one of the proxy advisory firms, including one top 50 investor who stated that they did not object to our executive compensation program.
The Leadership Development and Compensation Committee carefully considered the results of the 2024 advisory vote approving the compensation of our named executive officers as well as input we received from shareholders and analyses by proxy advisory firms, including one of the major proxy advisory firms which recommended in favor of our Say-on-Pay vote. In addition to the other factors discussed in this Compensation Discussion and Analysis, the Committee considered in particular the arguments supporting and criticizing the use of discrete performance-based vesting or payout conditions for equity-based compensation, evaluated the benefits and success of our existing executive compensation arrangements in driving long-term performance, and weighed the broad and increasing level of support for our compensation program in 2024. The Committee also evaluated the executive compensation program in the context of the shifting economic environment and the dynamic and evolving nature of the Company’s business and prospects, including expectations for rapid changes across its operations due to developments in technologies such as artificial intelligence, and other long-term capital-intensive projects under development at the Company. Following its consideration and discussion of these matters, the Leadership Development and Compensation Committee determined that, based on how we run our business and what we have achieved, there are more risks than potential benefits from changing an approach that has been so successful for our shareholders over the past several decades and that holders of a vast majority of our shares continue to support. The Committee continues to believe that the Company’s compensation program is currently operating exactly as intended, aligning executives’ interests with both near-term and long-term shareholder returns.

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2024 Compensation Decisions
Base Salaries
Base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid to senior leadership at similarly situated companies. The base salary for each of our named executive officers was $365,000, except that Mr. Bezos’s salary was $81,840. Due to Mr. Bezos’s substantial ownership in Amazon, Mr. Bezos requested not to receive additional compensation and has never received annual cash compensation in excess of his current amount.
Annual Bonuses
None of the named executive officers received an annual incentive or cash bonus in 2024.
Stock-Based Compensation
As discussed above, the primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards in connection with promotions and on a periodic basis.
Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle and have granted periodic awards to our executive officers on an every-other-year basis. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. These restricted stock unit awards generally vest over a period of five years or more. Vesting does not accelerate as a result of termination of employment or retirement.
Because our compensation program is designed to reward long-term performance and operate over many years, named executive officers typically do not receive periodic stock-based awards every year. When we set our executives’ target compensation for these periodic grants, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines. Annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years and without regard to the fact that our past practice has been to make periodic grants every other year and not annually. Unlike equity awards at some companies, the stock awards reported below cannot payout for an “above-target” number of shares. As a result of these features, a named executive officer’s total compensation as reported in the Summary Compensation Table will be higher in years in which he or she receives a grant compared to years in which he or she does not receive a grant, and may not be comparable to amounts reported by other companies. In contrast, as discussed above, when approving new equity awards, the Leadership Development and Compensation Committee does not focus on the aggregate grant date fair value that is required to be reported in the Summary Compensation Table under SEC rules, but instead evaluates the annual value of the awards that will vest in future years under various stock price scenarios, taking into account the named executive officer’s cash compensation and the projected annual value of pre-existing stock-based compensation vesting in those subsequent years, if any.
Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation from Amazon.
Considerations for 2024 Equity Grants
The Leadership Development and Compensation Committee did not grant a restricted stock unit award for Mr. Jassy in 2024 and has not granted him an award since 2021. The Committee granted routine, periodic restricted stock unit awards to Messrs. Olsavsky, Garman, Herrington, Zapolsky, and Selipsky, consistent with the Leadership Development and Compensation Committee’s past practice of granting such awards every other year. Each of these restricted stock unit awards vests over six years, assuming continued employment. In establishing these grants, the Committee reviewed realizable

EXECUTIVE COMPENSATION
compensation data for the executives currently and over the term of the awards, taking into account the vesting schedule of equity awards granted to them previously. The Committee also reviewed current year and three-year average reported market compensation survey data for peer companies, including those discussed below under “Compensation Governance; Compensation Committee Process.” Other relevant factors and considerations supporting these decisions are addressed below.
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Mr. Olsavsky received a restricted stock unit award for 139,665 shares that vests over 6 years, through 2030, with approximately 70% of the shares scheduled to vest more than three years after grant (in 2027 through 2030). In making this grant, the Leadership Development and Compensation Committee considered the factors discussed below under “Compensation Committee Process” with respect to periodic grants, including Mr. Olsavsky’s experience and skill in managing the Company’s financial organization; his sustained performance over the years preceding the grant; and his expected future contributions, including his continued oversight of our global finance organization. Key aspects of Mr. Olsavsky’s performance include: his planning, oversight, and execution of the Company’s capital structure and capital allocation strategy; his efforts managing our credit arrangements and strategic management and oversight of our liquidity to finance our operations and continue our expansion; his role supporting our growth in operating cash flows, which increased from approximately $46 billion in 2021 to approximately $85 billion in 2023; his contribution to maintaining strong internal controls over financial reporting as the scope of our operations grew; and his oversight of controlled growth of business expenses and focus on improving operating margins.

•
Mr. Garman received a restricted stock unit award for 180,721 shares that vests over 6 years, through 2030, with approximately 65% of the shares scheduled to vest more than three years after grant (in 2027 through 2030). He did not receive a separate restricted stock unit award in connection with his promotion to CEO AWS in June 2024. In making this grant, the Leadership Development and Compensation Committee considered the factors discussed below with respect to periodic grants, including: Mr. Garman’s experience and skill supporting the management of the AWS business as Senior Vice President, AWS Sales, Marketing, and Global Services, which positioned him to seamlessly succeed Mr. Selipsky following Mr. Selipsky’s resignation; his sustained performance over the years preceding the grant; his expected future contributions, including his continued leadership in supporting expansion and innovation at AWS and building AWS’s AI capabilities; and his level of responsibility relative to compensation for senior executives of comparable businesses.

•
Mr. Herrington received a restricted stock unit award for 186,293 shares that vests over 6 years, through 2030, with approximately 80% of the shares scheduled to vest more than three years after grant (in 2027 through 2030). In making this grant, the Leadership Development and Compensation Committee considered the factors discussed below with respect to periodic grants, including: Mr. Herrington’s experience and skill in managing the Worldwide Amazon Stores business; his sustained performance over the years preceding the grant; and his expected future contributions, including his continued oversight of global operations expansion and customer-focused retail initiatives throughout the world. Key aspects of Mr. Herrington’s performance include: the increase in Worldwide Amazon Stores operations net sales from 2021 to 2023; the continued investment in our fulfillment network and technology and the expansion of our logistics and delivery capabilities, including expanded access to various same-day delivery options for Prime members; the regionalization of our U.S. fulfillment network, which helped us achieve our fastest-ever delivery speeds for Prime members while also lowering our cost to serve; the expansion of generative AI and machine learning capabilities across the Worldwide Amazon Stores business; his oversight of ongoing workplace health and safety efforts, including our progress highlighted in our safety reporting; his continued focus on improving operating margins and reducing cost to serve; and Mr. Herrington’s level of responsibility relative to compensation for senior executives of comparably-sized businesses at peer companies, including that the size of operations he manages is equivalent to those managed by chief executive officers of many other Fortune 100 companies.

•
Mr. Zapolsky received a restricted stock unit award for 139,665 shares that vests over 6 years, through 2030, with approximately 70% of the shares scheduled to vest more than three years after grant (in 2027 through 2030). In making this grant, the Leadership Development and Compensation Committee considered the factors discussed below with respect to periodic grants, including: Mr. Zapolsky’s experience and skill in managing the Company’s global legal and public policy organizations; his sustained performance over the years preceding the grant; and his expected future contributions, including his continued oversight of our global legal and public policy organizations. Key aspects of Mr. Zapolsky’s performance include: the quality and thoroughness of his counsel and advice to management and the Board on legal, regulatory, and policy issues arising in the course of the Company’s growth; the development of legal, compliance, and public policy programs and initiatives that he has overseen to support the Worldwide Amazon Stores operations, AWS, other businesses, and the finance organization as those groups have embarked on new projects, entered new jurisdictions, and undertaken new businesses; his management of actual and threatened claims, litigation, reviews, investigations, and

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regulatory and other proceedings involving a wide range of issues on a global basis, including proceedings brought by the European Commission and U.S. Federal Trade Commission; and his continued support of Amazon’s pro bono program, which leverages the talents of our legal and public policy personnel to provide thousands of hours of free legal services to underserved people, communities, and organizations.
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Mr. Selipsky received a restricted stock unit award for 185,910 shares that vests over 6 years, through 2030, with approximately 80% of the shares scheduled to vest more than three years after grant (in 2027 through 2030). Due to Mr. Selipsky’s resignation effective June 2024, this award was forfeited prior to any shares vesting. In making this grant, the Leadership Development and Compensation Committee took into account the factors discussed below with respect to periodic grants, including Mr. Selipsky’s experience and skill in managing the AWS business; his sustained performance over the years preceding the grant; and his expected future contributions at the time. Key aspects of Mr. Selipsky’s performance include: AWS’s increase in net sales and operating income from 2021 to 2023; his contribution to new AI capabilities; the procurement of significant new commitments and migrations from customers across many major industries; the expansion of AWS’s Availability Zones and the launch of numerous new AWS services in 2023; and Mr. Selipsky’s level of responsibility relative to compensation for senior executives of comparably-sized businesses at peer companies, including that the size of operations he manages is equivalent to those managed by chief executive officers of many other Fortune 100 companies.

The total number of restricted stock units granted to our named executive officers during the three-year period from 2022 to 2024 represented on average (i) 0.32% of the total number of restricted stock units granted to all employees during the same three-year period and (ii) less than 0.01% of the weighted-average number of shares outstanding for the same three-year period.
2024 Realized Compensation of our Named Executive Officers
Our named executive officers’ realized compensation for 2024 was attributable primarily to vesting of restricted stock unit awards granted in prior years. Because a portion of their restricted stock units vest in each quarter during the year, our named executive officers’ realized compensation reflects our stock price performance over the course of the year, instead of on a single vesting date in the year, further aligning with our shareholders’ interests.
As shown in the graph below, Mr. Jassy’s 2024 realized compensation (salary plus “all other compensation” as reported in the Summary Compensation Table, plus value of stock vested during the year) increased compared to 2023 due to our stock price performance, partially offset by a 6% decrease in the number of restricted stock units vesting during the year. Mr. Jassy’s 2023 realized compensation decreased compared to 2022 due to our stock price performance over the course of those years (e.g., a closing stock price of   $143.90 on his last vest date in 2023 compared to $156.51 on his first vest date in 2022) and a 9% decrease in the number of restricted stock units vesting during 2023 compared to 2022.

EXECUTIVE COMPENSATION
Mr. Garman had lower realized compensation in 2024 compared to his predecessor in 2023, due to a decrease in the number of shares scheduled to vest, partially offset by our stock price performance. Mr. Garman’s predecessor had higher realized compensation in 2023 than in 2022, due to an increase in the number of shares vesting and our stock price performance.
Mr. Herrington had higher realized compensation in 2024 than in 2023, due to our stock price performance, partially offset by a 24% decrease in the number of restricted stock units vesting during the year. Mr. Herrington had higher realized compensation in 2023 than in 2022, due to an increase in the number of shares vesting in 2023 and our stock price performance.

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EXECUTIVE COMPENSATION
The Leadership Development and Compensation Committee believes that the realized compensation of our named executive officers is competitive and appropriately reflects the scope of our executives’ responsibilities and the alignment of our compensation program with shareholders’ interests.
Other Compensation and Benefits
Named executive officers receive additional compensation in the form of vacation, medical, 401(k), relocation, and other benefits generally available to all of our employees. In addition, in light of our Company’s and our executives’ prominence, we provide security for certain of our named executives, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Leadership Development and Compensation Committee annually reviews the amount and nature of executive officers’ security expenses. Reportable security expenses are included in the “All Other Compensation” column of the Summary Compensation Table. Amazon’s policy is that it does not provide other perquisites to our named executive officers.
Compensation Governance
Compensation Committee Process
The Leadership Development and Compensation Committee may engage compensation consultants but did not do so in 2024. In evaluating the compensation of our named executive officers in 2024, the Committee reviewed and discussed peer company compensation benchmarking information from third-party surveys, including compensation data for retail, Internet, technology, and media companies such as Alphabet, Apple, Cisco, Costco, Disney, Intel, Kroger, Meta, Microsoft, Netflix, Oracle, Salesforce, Target, UPS, and Walmart.
Restricted stock unit grant amounts and vesting for named executive officers are established by the Leadership Development and Compensation Committee after receiving recommendations from the Senior Vice President, People eXperience and Technology, and the CEO. Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April. The Leadership Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in survey data that it reviews.
For new hire, promotion, and periodic restricted stock unit awards, the Senior Vice President, People eXperience and Technology, and the CEO develop grant recommendations to set a total compensation target for each named executive officer by evaluating a variety of factors, such as the compensation of similarly situated senior executives at Amazon and at other companies with which we compete for talent, past contributions to performance, and expected contributions to our future success, and then designing restricted stock unit awards to help meet those total compensation targets. As discussed above, this evaluation also takes into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any, and stock price appreciation assumptions.
Clawback Policy
We have a compensation clawback policy that permits us to recover equity and cash bonuses from current and former named executive officers and other members of senior management if they engage in fraud or intentional misconduct that causes or contributes to a restatement of our financial statements. In addition, the policy provides for recovery of any incentive-based compensation, as defined under SEC and Nasdaq rules, in the event we are required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws.
Anti-Hedging Policy
Under our trading policies, directors, executive officers, and other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in any speculative, hedging, or derivative security transaction that primarily involves or references Amazon securities. Other employees are prohibited from engaging in such hedging

EXECUTIVE COMPENSATION
transactions unless they confirm that they satisfy certain conditions, including that they are not in possession of material non-public information, and that the arrangement expires or settles automatically at least six months after the date entered into with no discretion by the employee as to the timing or manner of settlement.
Leadership Development and Compensation Committee Report
The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Leadership Development and Compensation Committee
Edith W. Cooper
Daniel P. Huttenlocher
Andrew Y. Ng

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth for the year ended December 31, 2024 the compensation reportable for the named executive officers, as determined by SEC rules.
2024 Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation	Total
Andrew R. Jassy President and Chief Executive Officer	2024	$365,000	$—	$1,231,889(2)	$1,596,889
	2023	365,000	—	992,764	1,357,764
	2022	317,500	—	981,223	1,298,723
Jeffrey P. Bezos Founder and Executive Chair	2024	81,840	—	1,600,000(3)	1,681,840
	2023	81,840	—	1,600,000	1,681,840
	2022	81,840	—	1,600,000	1,681,840
Brian T. Olsavsky SVP and Chief Financial Officer	2024	365,000	25,345,706	6,900(4)	25,717,606
	2023	365,000	—	6,600	371,600
	2022	313,750	17,861,193	6,100	18,181,043
Matthew S. Garman CEO Amazon Web Services(5)	2024	358,750	32,796,343	25,525(2)	33,180,619
Douglas J. Herrington CEO Worldwide Amazon Stores	2024	365,000	33,807,522	21,435(2)	34,193,958
	2023	365,000	—	29,231	394,231
	2022	309,997	42,880,341	25,441	43,215,779
David A. Zapolsky SVP, Chief Global Affairs & Legal Officer	2024	365,000	25,345,706	6,900(4)	25,717,606
	2023	365,000	—	6,600	371,600
	2022	313,750	17,861,193	6,100	18,181,043
Adam N. Selipsky Former CEO Amazon Web Services(6)	2024	181,682	33,738,017(7)	364,449(2)	34,284,148
	2023	365,000	—	58,236	423,236
	2022	317,500	40,752,682	43,113	41,113,295

(1)
Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2024 Annual Report on Form 10-K.

(2)
Reflects the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan, Hart-Scott-Rodino Act filing fees ($105,000 for Mr. Jassy), and the approximate aggregate incremental cost to Amazon of security arrangements in addition to security arrangements provided at business facilities and for business travel ($1,119,989, $18,625, $14,535, and $360,815 for Messrs. Jassy, Garman, Herrington, and Selipsky, respectively). We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.

(3)
Represents the approximate aggregate incremental cost to Amazon of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and that the amount of the reported security expenses for Mr. Bezos is especially reasonable in light of his low salary and the fact that he has never received any stock-based compensation.

(4)
Represents the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.

(5)
Mr. Garman was named CEO Amazon Web Services effective June 2024.

(6)
Mr. Selipsky resigned from the Company effective June 2024.

(7)
Due to Mr. Selipsky’s resignation effective June 2024, this award was forfeited prior to any shares vesting.

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
Grants of Plan-Based Awards in 2024
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(1)
Andrew R. Jassy	—	—	$—
Jeffrey P. Bezos	—	—	—
Brian T. Olsavsky	4/1/2024	139,665(2)(3)	25,345,706
Matthew S. Garman	4/1/2024	180,721(2)(4)	32,796,343
Douglas J. Herrington	4/1/2024	186,293(2)(5)	33,807,522
David A. Zapolsky	4/1/2024	139,665(2)(6)	25,345,706
Adam N. Selipsky	4/1/2024	185,910(2)(7)	33,738,017

(1)
Stock awards are reported at aggregate grant date fair value, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. The holder of the restricted stock unit award does not have any voting, dividend, or other ownership rights in the shares of common stock subject to the award unless and until the award vests and the shares are issued.

(2)
The vesting schedule reflects total compensation targets for future years based on the number of shares vesting and stock price assumptions for each future year.

(3)
This award vests based upon the following vesting schedule: 5,050 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 5,049 shares on February 21, 2026; 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030.

(4)
This award vests based upon the following vesting schedule: 7,643 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; 7,836 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 7,835 shares on February 21, 2027; 7,845 shares on each of May 21, 2027 and August 21, 2027; 7,844 shares on each of November 21, 2027 and February 21, 2028; 12,344 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 12,343 shares on February 21, 2029; 9,514 shares on May 21, 2029; and 9,513 shares on each of August 21, 2029, November 21, 2029, and February 21, 2030.

(5)
This award vests based upon the following vesting schedule: 3,827 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; 5,565 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,564 shares on February 21, 2027; 6,785 shares on May 21, 2027; 6,784 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; 17,162 shares on each of May 21, 2028 and August 21, 2028; 17,161 shares on each of November 21, 2028 and February 21, 2029; 13,236 shares on each of May 21, 2029, August 21, 2029, and November 21, 2029; and 13,235 shares on February 21, 2030.

(6)
This award vests based upon the following vesting schedule: 5,050 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 5,049 shares on February 21, 2026; 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030.

(7)
Due to Mr. Selipsky’s resignation effective June 2024, this award was forfeited prior to any shares vesting.

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EXECUTIVE COMPENSATION
Outstanding Equity Awards and Stock Vested
The following table sets forth information concerning the outstanding stock awards held at December 31, 2024 by the named executive officers.
Outstanding Equity Awards at 2024 Fiscal Year-End
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Andrew R. Jassy Restricted stock units	1,250,680(2)	$274,386,685
Jeffrey P. Bezos	—	—
Brian T. Olsavsky Restricted stock units	275,205(3)	60,377,225
Matthew S. Garman Restricted stock units	349,261(4)	76,624,371
Douglas J. Herrington Restricted stock units	455,722(5)	99,980,850
David A. Zapolsky Restricted stock units	275,205(6)	60,377,225
Adam N. Selipsky Restricted stock units	—(7)	—

(1)
Reflects the closing market price of our common stock on December 31, 2024, $219.39, multiplied by the number of restricted stock units that were not vested as of December 31, 2024.

(2)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 31,960 shares on February 21, 2025; and vesting as follows, assuming continued employment: 24,680 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and (b) a restricted stock unit award that vested as to 20,000 shares on February 21, 2025; and vesting as follows, assuming continued employment: 25,000 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and 50,000 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, February 21, 2027, May 21, 2027, August 21, 2027, November 21, 2027, February 21, 2028, May 21, 2028, August 21, 2028, November 21, 2028, February 21, 2029, May 21, 2029, August 21, 2029, November 21, 2029, February 21, 2030, May 21, 2030, August 21, 2030, November 21, 2030, and February 21, 2031.

(3)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 11,380 shares on February 21, 2025; and vesting as follows, assuming continued employment: 8,760 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 8,780 shares on February 21, 2026; (b) a restricted stock unit award that vested as to 3,240 shares on February 21, 2025; and vesting as follows, assuming continued employment: 3,940 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 3,920 shares on February 21, 2026; 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; and (c) a restricted stock unit award vesting as follows, assuming continued employment: 5,050 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 5,049 shares on February 21, 2026; 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2024 is 131,929 shares and $28,943,903.

(4)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 3,780 shares on February 21, 2025; (b) a restricted stock unit award that vested as to 4,000 shares on February 21, 2025; and vesting as follows, assuming continued employment: 4,000 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (c) a restricted stock unit award that vested as to 4,300 shares on February 21, 2025; and vesting as follows, assuming continued employment: 6,320 shares on each of May 21, 2025 and August 21, 2025; 6,300 shares on each of November 21, 2025 and February 21, 2026; and 4,860 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (d) a restricted stock unit award that vested as to 3,160 shares on February 21, 2025; and vesting as follows, assuming continued employment: 6,960 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 6,940 shares on February 21, 2026; 1,500 shares on May 21, 2026; 1,480 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,980 shares on May 21, 2027; and 7,960 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; (e) a restricted stock unit award vesting as follows, assuming continued employment: 13,500 shares on each of May 15, 2026 and May 15, 2028; and (f) a restricted stock unit award vesting as follows, assuming continued employment: 7,643 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21,

EXECUTIVE COMPENSATION
2026; 7,836 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 7,835 shares on February 21, 2027; 7,845 shares on each of May 21, 2027 and August 21, 2027; 7,844 shares on each of November 21, 2027 and February 21, 2028; 12,344 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 12,343 shares on February 21, 2029; 9,514 shares on May 21, 2029; and 9,513 shares on each of August 21, 2029, November 21, 2029, and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2024 is 166,920 shares and $36,620,579.
(5)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 12,660 shares on February 21, 2025; and vesting as follows, assuming continued employment: 9,760 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; (b) a restricted stock unit award vesting as follows, assuming continued employment: 7,500 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (c) a restricted stock unit award that vested as to 2,600 shares on February 21, 2025; and vesting as follows, assuming continued employment: 3,520 shares on May 21, 2025; 3,500 shares on each of August 21, 2025, November 21, 2025, and February 21, 2026; 2,860 shares on May 21, 2026; 2,840 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,980 shares on May 21, 2027; and 7,960 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; (d) a restricted stock unit award that vested as to 13,752 shares on February 15, 2025; and vesting as follows, assuming continued employment: 11,960 shares on May 15, 2025; 11,959 shares on each of August 15, 2025, November 15, 2025, and February 15, 2026; 9,353 shares on May 15, 2026; 9,352 shares on each of August 15, 2026, November 15, 2026, and February 15, 2027; 7,218 shares on each of May 15, 2027, August 15, 2027, and November 15, 2027; and 7,217 shares on February 15, 2028; and (e) a restricted stock unit award vesting as follows, assuming continued employment: 3,827 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; 5,565 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,564 shares on February 21, 2027; 6,785 shares on May 21, 2027; 6,784 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; 17,162 shares on each of May 21, 2028 and August 21, 2028; 17,161 shares on each of November 21, 2028 and February 21, 2029; 13,236 shares on each of May 21, 2029, August 21, 2029, and November 21, 2029; and 13,235 shares on February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2024 is 221,009 shares and $48,487,165.

(6)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 11,380 shares on February 21, 2025; and vesting as follows, assuming continued employment: 8,760 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 8,780 shares on February 21, 2026; (b) a restricted stock unit award that vested as to 3,240 shares on February 21, 2025; and vesting as follows, assuming continued employment: 3,940 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 3,920 shares on February 21, 2026; 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; and (c) a restricted stock unit award vesting as follows, assuming continued employment: 5,050 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 5,049 shares on February 21, 2026; 5,530 shares on each of May 21, 2026, August 21, 2026, and November 21, 2026; 5,529 shares on February 21, 2027; 5,797 shares on each of May 21, 2027 and August 21, 2027; 5,796 shares on each of November 21, 2027 and February 21, 2028; 10,474 shares on each of May 21, 2028, August 21, 2028, and November 21, 2028; 10,473 shares on February 21, 2029; 8,067 shares on each of May 21, 2029 and August 21, 2029; and 8,066 shares on each of November 21, 2029 and February 21, 2030. The number and value of shares that would have vested in the event of death as of December 31, 2024 is 131,929 shares and $28,943,903.

(7)
Mr. Selipsky forfeited all of his unvested restricted stock units upon his resignation from the Company effective June 2024, and, as a result, he did not hold any outstanding awards as of December 31, 2024.

Stock Vested in 2024
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Andrew R. Jassy	211,000	$38,475,495
Jeffrey P. Bezos	—	—
Brian T. Olsavsky	60,600	11,032,256
Matthew S. Garman	63,320	11,527,695
Douglas J. Herrington	120,398	21,992,827
David A. Zapolsky	60,600	11,032,256
Adam N. Selipsky	62,440	11,037,520

(1)
Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

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EXECUTIVE COMPENSATION
Potential Payments Upon Termination of Employment or Change-in-Control
Termination and Change-in-Control Agreements or Arrangements
We do not have any contracts, agreements, or arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change-in-control. Upon termination of employment for any reason other than death, all unvested restricted stock units expire.
Restricted stock units held by any employee other than the CEO vest upon death to the extent they otherwise were scheduled to vest within two years. The number of shares and dollar value of the unvested stock-based awards held by named executive officers other than the CEO that would have vested based on the closing price of our common stock of  $219.39 on December 31, 2024 is set forth in notes (3) through (6) of the “Outstanding Equity Awards at 2024 Fiscal Year-End” table.
Change-in-Control Provisions of 1997 Plan
In the event of  (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provision will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the 1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2024, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of  $219.39 on December 31, 2024 is set forth in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table.

EXECUTIVE COMPENSATION
Pay Versus Performance Table
The following table and accompanying description sets forth information for the past five fiscal years regarding compensation as calculated under SEC rules and certain financial performance measures specified under SEC rules.
Pay Versus Performance
Year	Summary Compensation Table Total		Compensation Actually Paid		Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(1)	Value of Initial $100 Investment Based On:			Amazon Net Income (in millions)
	for First CEO (Bezos)	for Second CEO (Jassy)	to First CEO (Bezos)	to Second CEO (Jassy)			Amazon Total Share- holder Return	Peer Group Total Shareholder Return
								NYSE Tech	S&P Retail
2024	N/A	$1,596,889	N/A	$92,371,410	$25,795,963	$25,724,704	$237	$247	$218	$59,248
2023	N/A	1,357,764	N/A	109,566,048	648,501	19,774,578	164	201	163	30,425
2022	N/A	1,298,723	N/A	(147,737,654)	24,474,600	(1,202,006)	91	119	115	(2,722)
2021	$1,681,840	212,701,169	$1,681,840	208,002,373	34,463,624	35,578,404	180	203	175	33,364
2020	1,681,840	N/A	1,681,840	N/A	29,121,373	62,790,104	176	173	146	21,331

(1)
The Company’s Non-CEO NEOs in 2024 were Jeffrey P. Bezos, Brian T. Olsavsky, Matthew S. Garman, Douglas J. Herrington, David A. Zapolsky, and Adam N. Selipsky; in 2023 and 2022, they were Mr. Bezos, Mr. Olsavsky, Mr. Herrington, Mr. Selipsky, and Mr. Zapolsky; in 2021, they were Mr. Olsavsky, David H. Clark, Mr. Selipsky, and Mr. Zapolsky; and in 2020, they were Mr. Jassy, Mr. Olsavsky, Mr. Clark, and Mr. Zapolsky.

The table above shows for each year covered by the table:
•
The “Total Compensation” reported in the Summary Compensation Table and the “Compensation Actually Paid,” as defined by SEC rules, for (1) Jeffrey P. Bezos, who served as our principal executive officer during 2020 and through July 4, 2021 (the “First CEO”), (2) Andrew R. Jassy, who has served as our principal executive officer since July 5, 2021 (the “Second CEO”), and (3) all of our named executive officers in each covered year other than the principal executive officer (the “Non-CEO NEOs”), expressed as an average;

•
The total shareholder return of our common stock, the NYSE Technology Index, and the S&P 500 Consumer Discretionary Distribution & Retail Index (formerly known as the S&P 500 Retailing Index), expressed as a dollar value assuming a $100 investment on December 31, 2019 and, except in the case of the NYSE Technology Index, assuming the reinvestment of any dividends; and

•
Our net income (rounded to the nearest million dollars). Consistent with SEC guidance, no additional performance measures are shown because, as discussed in the Compensation Discussion and Analysis, the Company does not use any financial performance measures to link executive compensation to company performance since our executives’ compensation is tied directly to the creation of shareholder value, as reflected by changes in our total shareholder return.

“Compensation Actually Paid” is an SEC-defined term and differs from an executive’s “take home pay” and W-2 income as determined for tax purposes. It includes amounts that may not be earned until future years (if and when equity awards actually vest) and that will be forfeited if the executive quits, retires, or is fired before equity awards vest.
As required by SEC rules, “Compensation Actually Paid” is equal to (1) Salary and All Other Compensation, as reported in the Summary Compensation Table (equal to the Summary Compensation Table Total Compensation minus Row A in the table below), plus (2) the fair value of restricted stock unit awards granted to an executive during the year, if any, valued as of the end of the year or as of the vest date to the extent they vested in the year of grant (Row B in the table below), adjusted for (3) the effect of any increase or decrease in the price of our common stock on the value of unvested restricted stock unit awards granted to our executives in prior years, measured from the end of the prior year through the restricted stock units’ vesting dates for awards that vested during the year (Row C in the table below) or through the end of the year for awards that remained unvested at the end of the year (Row D in the table below), and minus (4) the fair value of unvested restricted stock unit awards granted to our executives in prior years that were forfeited during the year, if any, valued as of the end of the prior year (Row E in the table below).

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EXECUTIVE COMPENSATION
A reconciliation between Summary Compensation Table Total Compensation and Compensation Actually Paid for 2024 is set forth below. The proxy statements for our 2024 and 2023 Annual Meetings of Shareholders include corresponding information for fiscal years 2023 and 2020 through 2022, respectively. The fair value of all equity awards is based on the closing price of our common stock on the vesting or valuation date (or the preceding trading day if such date was not a trading day).
	Jassy 2024	2024 Average for Non-CEO NEOs
Summary Compensation Table Total Compensation	$1,596,889	$25,795,963
A (Minus) Grant Date Fair Value of Awards Granted During the Year	N/A	(25,172,216)
B Plus Fair Value as of Year-End of Equity Awards Granted During the Year	N/A	23,633,568
C Plus (Minus) Change from Prior Year-End in Fair Value of Awards That Vested During the Year	6,416,155	1,801,030
D Plus (Minus) Year-over-Year Change in Fair Value of Unvested Awards Granted in Prior Years	84,358,366	7,970,893
E (Minus) Fair Value as of Prior Year-End of Forfeited Equity Awards Granted in Prior Years	N/A	(8,304,534)
Compensation Actually Paid	$92,371,410	$25,724,704
Description of Pay Versus Performance Data
As discussed in more detail in the Compensation Discussion and Analysis, our executive compensation program prioritizes stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. Accordingly, we do not tie cash or equity compensation to one or a few discrete performance goals, and instead we focus on long-term shareholder value that is realized by share price appreciation. When we set our executives’ target compensation for periodic restricted stock unit grants, we assume a fixed annual increase in the stock price so that our executives’ compensation is negatively impacted if our stock price is flat, declines, or otherwise performs below the initial stock price assumption, and is favorably impacted if the stock performs beyond the initial stock price assumption. Because of these features, our executive compensation is highly transparent and strongly aligned with shareholder value, as shown in the tables below.
Relationship between Compensation Actually Paid and Amazon’s TSR
The restricted stock unit awards granted to our named executive officers generally carry long-term vesting schedules, as described above in the Compensation Discussion and Analysis. As a result, our share price performance as reflected in our TSR directly and significantly affects Compensation Actually Paid. Thus, as shown in the graphic below, in 2024 when our share price TSR was up approximately 45% for the year, our CEO’s Compensation Actually Paid was approximately $92.4 million, reflecting the fact that the value of restricted stock units that vested during the year increased by approximately $6.4 million from those awards’ value at the end of the prior year, and that the value of his unvested restricted stock units increased by approximately $84.4 million. In contrast, in 2022 when our TSR declined approximately 50%, our CEO’s Compensation Actually Paid was negative $148 million, reflecting the fact that the value of restricted stock units that vested during the year declined by approximately $9.5 million from those awards’ value at the end of the prior year, and that the value of his unvested restricted stock units declined by more than $139 million. In 2021, Mr. Jassy was granted a unique restricted stock unit award in connection with his promotion to CEO, and more than 80% of the shares subject to that award are scheduled to vest in 2026 through 2031 (years 5 through 10). Thus, the amount actually realized under Mr. Jassy’s 2021 restricted stock unit award, which accounts for substantially all of his 2021 Compensation Actually Paid, was not actually earned by, or paid to, Mr. Jassy in 2021 and instead will depend on and align directly with our future stock price performance over the term of the award. The Leadership Development and Compensation Committee did not grant Mr. Jassy any equity awards during 2022, 2023, or 2024. The Compensation Actually Paid to Mr. Bezos, who served as our CEO in 2020 and the first half of 2021, consisted of a fixed salary and the value of security arrangements provided for Mr. Bezos. Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation or any cash compensation from Amazon other than his salary.

EXECUTIVE COMPENSATION
Similarly, as shown in the graphic below, the change in the fair value of restricted stock unit awards held by our Non-CEO NEOs (Rows C and D in the table above) closely aligns with year-over-year changes in our TSR. Restricted stock unit awards granted as new-hire, promotion, or periodic awards and restricted stock unit awards forfeited in 2020 through 2024 were the other primary elements affecting Compensation Actually Paid for those years. The amounts actually realized under those awards depends on and aligns with our stock price performance over the terms of the awards.
The graphic below shows the relationship between the two primary elements of Compensation Actually Paid (“CAP”) to our CEO and our Non-CEO NEOs—consisting of  (a) the fair value of restricted stock units granted during the year, if any, and (b) the change in fair value of restricted stock units granted in prior years—in each case compared to Amazon’s TSR over the past five fiscal years.
CEO CAP vs. Amazon’s TSR
Non-CEO NEOs CAP vs. Amazon’s TSR

Relationship between Compensation Actually Paid and Amazon’s Net Income; Relationship between Amazon’s TSR and Peer Group TSR
We believe that the Pay Versus Performance data shown in the tables and graphics above strongly and clearly demonstrates that our executive compensation program focuses on long-term shareholder value that is realized by share price appreciation. Compensation Actually Paid is not directly related to changes in our net income, since we believe that focusing on one or a few discrete financial performance measures is not an effective means of aligning our executives’ compensation with long-term shareholder value. For example, our net income increased to $59.2 billion for 2024 compared to $30.4 billion for 2023. While our stock price also improved in 2024 compared to the price at the end of 2023, that increase was not proportionate compared to the improvement in net income, reflecting among other things that our 2024 net income was not reported until after the end of the fiscal year. We believe the lack of correlation between our stock price performance and our net income demonstrates the difficulty of selecting financial performance criteria that are as effective in reflecting our overall performance as our share price performance.
Over the past five fiscal years, our share price performed better than one or both of our peer groups over some time periods and has performed worse than the peer groups over other periods. We believe that the alignment between our stock price performance and the elements of Compensation Actually Paid discussed above and the disparity between our

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EXECUTIVE COMPENSATION
TSR and the TSRs of these two industry peer groups reinforces the considerations, discussed above in the Compensation Discussion and Analysis, that have led the Leadership Development and Compensation Committee to refrain from selecting relative TSR as a performance criteria; specifically, that peer group selections reflect a company’s profile at a particular point in time, which may become inappropriate given the dynamic and evolving nature of Amazon’s operations, particularly in light of the five year or greater time horizons over which our executives’ equity awards vest.

SECURITIES AUTHORIZED FOR
ISSUANCE UNDER EQUITY
COMPENSATION PLANS
The following table sets forth information concerning our equity compensation plans as of December 31, 2024:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	283,099,630(1)	1,102,740,951(2)
Equity compensation plans not approved by shareholders	—	376,259,440
Total	283,099,630(3)	1,479,000,391

(1)
Includes 283,099,630 shares issuable pursuant to restricted stock unit awards, which awards may be granted only under our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award. Accordingly, we have not included a column in the table reporting the weighted-average exercise price of outstanding awards.

(2)
The 1997 Plan authorizes the issuance of options and restricted stock unit awards.

(3)
Excludes 2,440 shares of common stock issuable upon exercise of stock options having a weighted-average exercise price of  $4.02 under equity plans assumed by Amazon as a result of acquisitions.

Equity Compensation Plans Not Approved by Security Holders
The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors, and independent contractors of Amazon and its subsidiaries who are not officers or directors of Amazon. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants, and the conditions to vesting and exercisability. The Leadership Development and Compensation Committee has delegated authority to make grants under the 1999 Plan to another committee of the Board and to certain officers, subject to specified limitations on the size and terms of such grants. A maximum of 800 million shares of common stock were reserved for issuance under the 1999 Plan.

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ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Amazon for the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Wednesday, May 21, 2025, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year, so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. Shareholders may participate in the Annual Meeting at www.virtualshareholdermeeting.com/AMZN2025 and may submit questions during or in advance of the Annual Meeting. Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 10, 2025.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.01 per share, at the close of business on March 27, 2025, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 10,612,363,997 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; and “AGAINST” each of the shareholder proposals presented at the Annual Meeting. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly brought before the Annual Meeting, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters as they determine appropriate.

ANNUAL MEETING INFORMATION
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also may participate in and vote during the Annual Meeting. If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares is permitted but not required to vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2025, but cannot vote your shares on any other matters being considered at the meeting.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the accompanying proxy grants the persons named as proxies or their substitutes discretion to vote on such matters as they determine appropriate.

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ANNUAL MEETING INFORMATION
Voting Standard
Item(s)	Voting Standard to Approve	Treatment of Abstentions	Treatment of Broker Non-Votes(1)
Item 1—Election of Directors	The number of votes cast for such nominee’s election must exceed the votes cast against such nominee’s election(2)	No effect on the outcome	No effect on the outcome
Item 2—Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	Affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter	Counted as present and entitled to vote but not counted as affirmative vote in support	No effect on the outcome
Item 3—Advisory Vote to Approve Executive Compensation
Items 4-11—Shareholder Proposals

(1)
Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker then does not vote those shares on the shareholder’s behalf as to some (but less than all) items.

(2)
If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues.

Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com, Inc. a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
Participating in the Annual Meeting
Virtual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. We have worked to offer the same rights and opportunities to participate as were provided at the in-person portion of our past meetings, while providing an online experience available to all shareholders regardless of their location.

ANNUAL MEETING INFORMATION
Participation
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 27, 2025, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/AMZN2025 and enter the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your Notice of Internet Availability of Proxy Materials or voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that Notice of Internet Availability of Proxy Materials or voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
Shareholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/AMZN2025. Shareholders who have been provided or obtained a 16-digit control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each shareholder will be limited to one question. We will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting and will include the question and answer session. Additional information regarding the rules and procedures for participating in the Annual Meeting (including any adjournment thereof) will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or during the ten days prior to the meeting at www.proxyvote.com.
We encourage you to access the Annual Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/AMZN2025 approximately 15 minutes before the meeting starts on May 21, 2025. If you have difficulty accessing the meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). We will have technicians available to assist you.

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OTHER INFORMATION
Pay Ratio Disclosure
The 2024 annual total compensation of our median compensated employee (identified from all full- and part-time permanent and temporary employees worldwide, excluding our CEO) was $37,181; Mr. Jassy’s 2024 annual total compensation as reported under SEC rules was $1,596,889, resulting in a ratio of those amounts of 1-to-43.
For 2024, the median annual total compensation for all U.S. full-time Amazon employees was $47,990, up from $45,613 as reported for 2023, reflecting average base wage for front-line employees across our customer fulfillment and transportation networks of more than $22 per hour, more than triple the federal minimum wage. In addition, our average total compensation for front-line employees, including the value of elected benefits, is more than $29 per hour. Benefits include health care, a 401(k) plan with a Company match, flexible work hours, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We are also empowering our employees to build the skills they need to remain competitive, grow their careers, and move into higher-paying roles. In 2023, we achieved our goal to invest $1.2 billion to provide prepaid education and technical skills training to over 300,000 of our U.S. employees by 2025—with over 350,000 U.S. employees participating in our upskilling programs. For purposes of identifying the median compensated employee, we took into account salary, bonus, and grant date fair value of restricted stock units granted during the year for all our employees as of October 1, 2024. We also annualized compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.
Certain Relationships and Related Person Transactions
Jeff Bezos, our founder and Executive Chair, owns Blue Origin, an aerospace manufacturer and spaceflight services company, and entities that publish The Washington Post, and we do business in the ordinary course with each company. In 2024, Amazon sold approximately $12.3 million of consumer goods to Blue Origin under a line of credit. In 2024, Amazon purchased approximately $770,000 of advertising from, and paid approximately $2.5 million related to digital content to, the Washington Post entities, all on terms negotiated on an arms-length basis.
As previously disclosed, in 2022, Amazon announced agreements with Blue Origin and a third party pursuant to which it expects to pay approximately $7.4 billion for satellite launch and related services through 2028, of which approximately $2.7 billion was expected to be paid to Blue Origin. The actual amounts paid to Blue Origin and the third party may be higher or lower based on various factors. Since the beginning of the last fiscal year, Amazon paid approximately $1.7 billion under the agreements, and approximately $578 million is estimated to have been paid to Blue Origin.
Connor Clinton, an employee of Amazon, is the son-in-law of Brian Olsavsky, Senior Vice President and Chief Financial Officer of the Company. In 2024, Mr. Clinton earned $157,100 in salary. He was also granted a restricted stock unit award with respect to 535 shares, vesting over 2.9 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
We may, from time to time, participate in additional arms’ length transactions with entities affiliated with our Related Persons in the ordinary course of business. The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Amazon, (b) greater than 5 percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild,

OTHER INFORMATION
parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Delinquent Section 16(a) Reports
To our knowledge, based solely on a review of such reports that have been filed with the SEC and written representations that no other reports were required, we believe that during the year ended December 31, 2024, our officers, directors, and greater-than-10% shareholders timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, except that the initial share ownership of Mr. Smith as reported in 2023 was amended in 2024 to include additional shares that were not timely reported.
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon. Georgeson Inc. may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Georgeson Inc. $30,000 plus variable amounts for additional proxy solicitation services. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Amazon employees without additional compensation.
Proposals of Shareholders
Proposals for Inclusion in Our Proxy Statement
To be considered for inclusion in the proxy statement and proxy card for the 2026 Annual Meeting, proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and shareholder director nominations pursuant to the proxy access provisions of the Bylaws must be submitted in writing to the Corporate Secretary of Amazon.com, Inc., at corporate-secretary@amazon.com or at the address of our principal offices (see page 1 of this Proxy Statement), and must be received no later than 6:00 p.m., Pacific Time, on Thursday, December 11, 2025 and, in the case of a proxy access nomination, no earlier than Tuesday, November 11, 2025. The submission of a shareholder proposal or proxy access nomination does not guarantee that it will be included in our proxy statement.
Other Proposals
Our Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors before an annual shareholders meeting other than pursuant to the Bylaws’ proxy access provisions or to bring proposals before an annual shareholders meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com, Inc. regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws.
To be timely, a shareholder who intends to present nominations or a proposal at the 2026 Annual Meeting of Shareholders other than pursuant to the Bylaws’ proxy access provisions or Rule 14a-8 must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19) to the Secretary of Amazon.com, Inc. no earlier than Wednesday, January 21, 2026 and no later than Friday, February 20, 2026. However, if we hold the 2026 Annual Meeting of Shareholders more than 30 days before, or more than 60 days after, the anniversary of the 2025 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2026 Annual Meeting date, and not later than (i) the 90th day prior to the 2026 Annual Meeting date or (ii) the tenth day after public disclosure of the 2026 Annual Meeting date, whichever is later. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4

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OTHER INFORMATION
under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Householding; Availability of Annual Report on Form 10-K and Proxy Statement
Householding
A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2024 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name shareholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2024 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting “Annual Reports, Proxies and Shareholder Letters” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, Washington 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon money by reducing printing and postage costs.

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AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on May 20, 2025. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMZN2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time,on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V61524-P25759 AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Company Proposals — The Board of Directors recommends a vote FORall the nominees listed in Proposal 1 and FOR Proposals 2 and 3. ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !1d. Edith W. Cooper1c. Keith B. Alexander1e. Jamie S. Gorelick1f. Daniel P. Huttenlocher1k. Patricia Q. Stonesifer1l. Wendell P. Weeks1j. Brad D. Smith1i. Jonathan J. Rubinstein1h. Indra K. Nooyi1g. Andrew Y. Ng1b. Andrew R. Jassy1a. Jeffrey P. Bezos1. ELECTION OF DIRECTORSNominees:2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP ASINDEPENDENT AUDITORS3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATIONFor Against Abstain ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !For Against Abstain5. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONADVERTISING RISKS6. SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONSREPORTING7. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS8. SHAREHOLDER PROPOSAL REQUESTING AN ASSESSMENT OFBOARD STRUCTURE FOR OVERSIGHT OF AI9. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS10. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONWAREHOUSE WORKING CONDITIONS11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON DATAUSAGE OVERSIGHT IN AI OFFERINGSNOTE: Such other business as may properly come before the meeting orany adjournment or postponement thereof.4. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY POLICYSEPARATING THE ROLES OF CEO AND CHAIR OF THE BOARDShareholder Proposals — The Board of Directors recommends a voteAGAINST Proposals 4 through 11. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V61525-P25759 Annual Meeting of Shareholders –– May 21, 2025THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Andrew R. Jassy,David A. Zapolsky, and Mark F. Hoffman, or any one of them, with full power of substitution in each, as proxies to cast all votesthat the undersigned is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to beheld at 9:00 a.m., Pacific Time, on May 21, 2025 at www.virtualshareholdermeeting.com/AMZN2025, or any adjournment orpostponement thereof, with authority to vote upon the proposals identified on the reverse side of this Proxy Card and in theirdiscretion upon such other matters as may be properly presented at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNEDSHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THATARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORSRECOMMENDS.(Continued and to be marked, signed, and dated on the other side)

AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on May 18, 2025. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time,on May 18, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.You may attend the meeting via the Internet. Go to www.virtualshareholdermeeting.com/AMZN2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V61526-Z89362 AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !1d. Edith W. Cooper1c. Keith B. Alexander1e. Jamie S. Gorelick1f. Daniel P. Huttenlocher1k. Patricia Q. Stonesifer1l. Wendell P. Weeks1j. Brad D. Smith1i. Jonathan J. Rubinstein1h. Indra K. Nooyi1g. Andrew Y. Ng1b. Andrew R. Jassy1a. Jeffrey P. Bezos1. ELECTION OF DIRECTORSNominees:2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP ASINDEPENDENT AUDITORS3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATIONCompany Proposals — The Board of Directors recommends a vote FORall the nominees listed in Proposal 1 and FOR Proposals 2 and 3.For Against Abstain ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !For Against Abstain5. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONADVERTISING RISKS6. SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONSREPORTING7. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON IMPACT OF DATA CENTERS ON CLIMATE COMMITMENTS8. SHAREHOLDER PROPOSAL REQUESTING AN ASSESSMENT OFBOARD STRUCTURE FOR OVERSIGHT OF AI9. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS10. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONWAREHOUSE WORKING CONDITIONS11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON DATAUSAGE OVERSIGHT IN AI OFFERINGSNOTE: Such other business as may properly come before the meeting orany adjournment or postponement thereof.4. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY POLICYSEPARATING THE ROLES OF CEO AND CHAIR OF THE BOARDShareholder Proposals — The Board of Directors recommends a voteAGAINST Proposals 4 through 11. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V61527-Z89362 Annual Meeting of Shareholders –– May 21, 2025THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned participant in the Amazon 401(k) Plan hereby directs Fidelity Management Trust Company, the trustee of theAmazon 401(k) Plan, to vote the shares of common stock of the Company that are allocated to the participant's 401(k) Planaccount as indicated on the reverse side of this Proxy Card, and understands that if not so indicated, those shares will be votedby the trustee in accordance with the Amazon 401(k) Plan document and the related trust agreement (generally in the sameproportion as the shares for which the trustee received timely voting instructions).(Continued and to be marked, signed, and dated on the other side)

April 10, 2025
Re:
Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholder Meeting to be Held on May 21, 2025

Dear 401(k) Plan Participant:
Enclosed are the 2024 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2025 Annual Meeting of Shareholders. You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvote.com.
The Amazon 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for Internet, mobile device, or telephone voting on the enclosed proxy card, or by marking, signing, and mailing the proxy card in the envelope provided, you may instruct Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2025 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent set forth in the trust agreement or as necessary to comply with applicable law.
Votes will be tabulated by Broadridge Financial Solutions, Inc. To be timely, your voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 18, 2025.
VOTING VIA THE INTERNET, MOBILE DEVICE, OR BY TELEPHONE IS FAST AND
CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED.
USING THE INTERNET, MOBILE DEVICE, OR TELEPHONE HELPS SAVE YOUR
COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.